As filed with the Securities and Exchange Commission on December 3, 2021
Securities Act of 1933 Registration No. 33‑73404
Investment Company Act of 1940 Registration No. 811‑08236

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.	☐
Post-Effective Amendment No. 165	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 167	☒
(Check appropriate box or boxes)

NORTHERN FUNDS
(Exact Name of Registrant as Specified in Charter)

50 South LaSalle Street
Chicago, Illinois 60603
(Address of Principal Executive Offices)
800‑595‑9111
(Registrant’s Telephone Number, including Area Code)

Name and Address of Agent for Service:	with a copy to:

Michael Mabry Stradley Ronon Stevens & Young, LLP 2005 Market Street Suite 2600 Philadelphia, Pennsylvania 19103	Jose J. Del Real Kevin P. O’Rourke The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603

It Is Proposed That This Filing Become Effective (Check Appropriate Box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on December 6, 2021 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Siebert Williams Shank

A SHANK WILLIAMS CISNEROS COMPANY

PROSPECTUS DATED DECEMBER 6, 2021

NORTHERN FUNDS

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NORTHERN FUNDS®

MANAGED BY NORTHERN TRUST

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

TABLE OF CONTENTS

3	FUND SUMMARY

	3	ULTRA-SHORT FIXED INCOME FUND

9	BROAD-BASED SECURITIES MARKET INDEX

10	INVESTMENT ADVISER

11	MANAGEMENT FEES

12	FUND MANAGEMENT

13	OTHER FUND SERVICES

14	PURCHASING AND SELLING SHARES

	14	PURCHASING SHARES

	14	OPENING AN ACCOUNT

	16	SELLING SHARES

18	ACCOUNT POLICIES AND OTHER INFORMATION

25	DIVIDENDS AND DISTRIBUTIONS

26	TAX CONSIDERATIONS

29	SECURITIES, TECHNIQUES AND RISKS

	29	ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS, DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

	42	DISCLAIMERS

43	FINANCIAL HIGHLIGHTS

ULTRA‑SHORT FIXED INCOME FUND	2	NORTHERN FUNDS PROSPECTUS

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

FUND SUMMARY

ULTRA-SHORT FIXED INCOME FUND
INVESTMENT OBJECTIVE
The Fund seeks to maximize total return (capital appreciation and income) to the extent consistent with preservation of principal.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Siebert Williams Shank Shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Siebert Williams Shank Shares

Management Fees	0.23%

Other Expenses(1)	0.12%

Transfer Agent Fees	0.04%

Service Fees	0.07%

Other Operating Expenses	0.01%

Acquired Fund Fees and Expenses(2)	0.01%

Total Annual Fund Operating Expenses(2)	0.36%

Expense Reimbursement(3)	(0.10)%

Total Annual Fund Operating Expenses After Expense Reimbursement(2)(3)	0.26%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(2)
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)
Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.25%. This contractual limitation may not be terminated before December 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement through December 31, 2022). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Siebert Williams Shank Shares	$27	$106	$192	$446
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 73.99% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will, under normal circumstances, invest primarily (and not less than 80% of its net assets) in fixed-income securities. These include:

∎	Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;

∎	Obligations of U.S. state and local governments, and foreign governments;

∎	Commercial paper and other obligations of domestic and foreign banks and corporations;

∎	Zero coupon bonds, debentures, preferred stock and convertible securities;

∎	Inflation-indexed securities;

∎	Mortgage and other asset-backed securities; and

∎	Repurchase agreements relating to the above instruments.
Under normal market conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry. Companies in the financial services industry include but are not limited to U.S. and non‑U.S. companies involved in banking, mortgage, consumer or specialized finance, investment banking, securities brokerage,

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ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

ULTRA-SHORT FIXED INCOME FUND
asset management and custody, insurance, financial investment, real estate and mortgage finance and financial conglomerates, and related asset-backed securities.
The Fund invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by the Fund’s investment adviser). Credit ratings are determined at the time of purchase. The Fund’s average portfolio is expected to be “A” or better. The Fund will focus primarily on U.S. securities, but may invest in fixed-income securities of foreign issuers. The Fund’s investments in foreign securities will consist only of U.S. dollar-denominated securities.
The Fund seeks to provide investors with more yield than a money market fund with the potential for capital appreciation. The Fund is not a money market fund, and its share price will fluctuate.
In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as treasury, agency, asset-backed, mortgage-backed and corporate securities) that the team believes will provide a favorable return in light of these risks.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between six and eighteen months. Under normal circumstances, the Fund will invest only in securities with a duration of three years or less at the time of purchase. The Fund’s investment adviser may adjust the Fund’s holdings based on actual or anticipated changes in interest rates or credit quality, and may shorten the Fund’s duration below six months based on the Fund’s investment adviser’s interest rate outlook or adverse market conditions.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.
FINANCIAL SERVICES INDUSTRY CONCENTRATION RISK is the risk that, because the Fund will invest under normal market conditions at least 25% of its total assets in the financial services industry, the Fund will be subject to greater risk of loss by economic, business, political or other developments which generally affect this industry. Changes in government regulation and interest rates and economic downturns, among other factors, can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations. Because the Fund concentrates its investments in the financial services industry, it will be subject to greater risk of loss than if it were diversified across different industries.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non‑U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign

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ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

ULTRA-SHORT FIXED INCOME FUND
currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are currently at historically low levels. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a low or negative yield and a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK Asset-backed and mortgage-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. Those asset-backed and mortgage-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress or high redemptions, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Liquidity and credit risks are even greater for mortgage pools that include subprime mortgages.
SOVEREIGN DEBT RISK is the risk that the Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

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ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

ULTRA-SHORT FIXED INCOME FUND

ZERO COUPON OR PAY‑IN‑KIND SECURITIES RISK The value, interest rates, and liquidity of non‑cash paying instruments, such as zero coupon and pay‑in‑kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay‑in‑kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.
CONVERTIBLE SECURITIES RISK The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. Certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
PREFERRED SECURITIES RISK Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non‑payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
REPURCHASE AGREEMENTS RISK Repurchase agreements involve the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. This risk is magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
INFLATION-INDEXED SECURITIES RISK is the risk that interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
MUNICIPAL INVESTMENTS RISKS The risk of a municipal security generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. Further, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities, which has resulted in increased municipal security price

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ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

ULTRA-SHORT FIXED INCOME FUND
volatility and trading costs, particularly during periods of economic or market stress.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, Siebert Williams Shank & Co., LLC or its affiliates, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index. Performance shown is that of Shares Class, another class of shares of the Fund that is offered in a separate prospectus. Siebert Williams Shank shares would have substantially similar annual returns because the Shares Class is invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the nine months ended September 30, 2021 is 0.36%. For the periods shown in the bar chart above, the highest quarterly return was 2.78% in the second quarter of 2020, and the lowest quarterly return was (0.94)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Shares Class	06/18/09
Returns before taxes		2.34%	2.12%	1.57%	1.62%
Returns after taxes on distributions		1.71%	1.39%	1.02%	1.09%
Returns after taxes on distributions and sale of Fund shares		1.39%	1.31%	0.97%	1.02%
ICE BofA 1‑Year U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)		1.82%	1.58%	0.93%	0.92%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Fund. Morten Olsen, Vice President of NTI, and Bilal Memon, Vice President of NTI, have been the managers of the Fund since July 2016 and October 2018, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Siebert Williams Shank shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Siebert Williams Shank shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.

NORTHERN FUNDS PROSPECTUS	7	ULTRA‑SHORT FIXED INCOME FUND

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

ULTRA-SHORT FIXED INCOME FUND

If you purchase, sell (redeem) or exchange Siebert Williams Shank shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange Siebert Williams Shank shares of the Fund through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase Siebert Williams Shank shares of the Fund directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax‑exempt or tax‑advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax‑advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

BROAD-BASED SECURITIES MARKET INDEX
THE ICE BofA 1‑YEAR US TREASURY BILL INDEX is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month‑end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, 1 year from the rebalancing date. To qualify for selection, an issue must have settled on or before the month‑end rebalancing date.

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ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

INVESTMENT ADVISER
This Prospectus describes one fund (the “Fund”), which is currently offered by Northern Funds (the “Trust”).
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”), an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund and is responsible for its overall administration. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.
NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.
Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. Unless otherwise indicated, NTI and The Northern Trust Company (“TNTC”) are referred to collectively in this Prospectus as “Northern Trust.”
As of September 30, 2021, Northern Trust Corporation, through its affiliates, had assets under custody of $12.25 trillion, and assets under investment management of $1.53 trillion.
Under the Management Agreement with the Trust, on behalf of the Fund, the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees (the “Board”), is responsible for making investment decisions for the Fund and for placing purchase and sale orders for portfolio securities, as well as for providing administration services to the Fund.

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ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

MANAGEMENT FEES
As compensation for advisory services and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates (expressed as a percentage of the Fund’s average daily net assets). The tables reflect the management fees paid by the Fund for the fiscal year ended March 31, 2021 (expressed as a percentage of the Fund’s average daily net assets).
NTI has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain fees and expenses shown in the table under the caption “Fees and Expenses of the Fund” in the Fund’s Fund Summary) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the amount shown in the footnote to the table under the caption “Fees and Expenses of the Fund” in the Fund’s Fund Summary. The “Total Annual Fund Operating Expenses After Expense Reimbursement” for the Fund may be higher than the contractual limitation for the Fund as a result of certain excepted expenses that are not reimbursed. The contractual expense reimbursement arrangement is expected to continue until at least December 31, 2022. The contractual expense reimbursement arrangement will continue automatically thereafter for periods of one year (each such one‑year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or the Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the arrangement at any time if it determines that it is in the best interests of the Fund and its shareholders.
NTI may reimburse additional expenses or waive all or a portion of the management fees of the Fund. Any such additional expense reimbursement or fee waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time.
A discussion regarding the Board’s basis for its most recent approval of the Fund’s Management Agreement is available in the Fund’s semi-annual report to shareholders for the six‑month period ending September 30, 2021.

NORTHERN FUNDS PROSPECTUS	11	ULTRA‑SHORT FIXED INCOME FUND

Fund	Management Fees Paid for Fiscal Year Ended 3/31/2021
ULTRA-SHORT FIXED INCOME	0.23%

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

FUND MANAGEMENT
The managers for the Fund are Morten Olsen, Vice President of NTI, and Bilal Memon, Vice President of NTI. Mr. Olsen and Mr. Memon have been managers of the Fund since July 2016 and October 2018, respectively. Mr. Olsen joined NTI in 2009 and is a director of the Ultra-Short Fixed Income Group. Mr. Memon joined NTI in 2007 and is a portfolio manager in the Short Duration Fixed Income Group. Each manager has full and joint responsibility for managing the Fund with no restrictions or limitations on such manager’s role.

ULTRA‑SHORT FIXED INCOME FUND	12	NORTHERN FUNDS PROSPECTUS

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

OTHER FUND SERVICES
TNTC serves as Transfer Agent and Custodian for the Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. TNTC also performs certain administrative services for the Fund pursuant to a sub‑administration agreement with NTI. NTI pays TNTC for its sub‑administration services out of its management fees, which do not represent additional expenses to the Fund.
TNTC, as Transfer Agent, is entitled to transfer agent fees at an annual rate of 0.0385% of the average daily net assets of the Fund. TNTC, as Custodian, receives an amount based on a pre‑determined schedule of charges approved by the Board.
Pursuant to an exemptive order issued by the SEC, TNTC also may render securities lending services to the Fund. For such services, TNTC would receive a percentage of securities lending revenue generated for the Fund. In addition, cash collateral received by the Fund in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.
The Fund may invest its uninvested cash in a money market fund advised by the Investment Adviser or its affiliates. Accordingly, the Fund will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to the Investment Adviser and/or its affiliates. The uninvested cash of the Fund is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio are at an annual rate of 0.25% of the average daily NAV of those assets. However, to the extent of any duplicative advisory fees, the Investment Adviser will reimburse the Fund for a portion of the management fees attributable to and payable by the Fund for advisory services on any assets invested in the Portfolio.
TNTC, NTI and other Northern Trust affiliates may provide other services to the Fund and receive compensation for such services, if consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules, exemptive orders and no‑action letters issued by the SEC thereunder. Unless required, investors in the Fund may or may not receive specific notice of such additional services and fees.
Shares of the Trust are distributed by Northern Funds Distributors, LLC (“NFD”), Three Canal Plaza, Suite 100, Portland, Maine, 04101. NFD is not affiliated with TNTC, NTI, or any other Northern Trust affiliate.

NORTHERN FUNDS PROSPECTUS	13	ULTRA‑SHORT FIXED INCOME FUND

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

PURCHASING AND SELLING SHARES

THE TRUST IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The descriptions in the Fund Summary may help you decide whether the Fund fits your investment needs. Keep in mind, however, that no guarantee can be made that the Fund will meet its investment objective, and the Fund should not be relied upon as a complete investment program. The Trust also offers additional funds, which are described in separate prospectuses.
Please note that the fee and expense information shown under “Fees and Expenses of the Fund” in the Fund Summary beginning on page 3 does not reflect any charges that may be imposed by TNTC, its affiliates, Siebert Williams Shank & Co., LLC (“SWS”) or other financial intermediaries on their customers. SWS is a minority and women owned independent, non‑banking financial services firm. SWS is not affiliated with Northern Trust. (For more information, please see “Account Policies and Other Information—Financial Intermediaries” on page 22.)
SIEBERT WILLIAMS SHANK SHARES
The Fund offers two classes of shares: Shares Class shares and Siebert Williams Shank shares. Shares Class shares are described in a separate prospectus. Siebert Williams Shank shares bear their pro rata portion of all operating expenses paid by the Fund, except for service fee amounts payable under the Service Plan that has been adopted for the Fund’s Siebert Williams Shank shares and transfer agent fees.
Under the Service Plan for Siebert Williams Shank Shares, NTI and the Trust are authorized to enter into written agreements on behalf of the Fund with financial intermediaries (including banks, trust companies, brokers, investment advisers, securities dealers, financial institutions and other industry professionals) that are shareholders or dealers of record or which have a servicing relationship with the beneficial owners of the Fund (collectively, “Service Organizations”). Pursuant to such agreements, Service Organizations provide support services to their clients who beneficially own Siebert Williams Shank shares of the Fund.
The Service Plan provides for payments at an annual rate of up to 0.15% of the average daily NAV of Siebert Williams Shank shares of the Fund beneficially owned by such clients.
PURCHASING SHARES
You may purchase Siebert Williams Shank shares of the Fund directly from the Trust or, if you maintain certain accounts, through Northern Trust and certain authorized intermediaries. With certain limited exceptions, Siebert Williams Shank shares of the Fund are generally available only to investors residing in the United States or through a United States based financial intermediary and may not be distributed by a foreign financial intermediary. If you have any questions or need assistance in opening an investment account or purchasing shares, call 800‑595‑9111.
OPENING AN ACCOUNT
THROUGH AN AUTHORIZED INTERMEDIARY. The Trust has authorized SWS and certain other institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase orders from their customers on behalf of the Fund. See “Account Policies and Other Information—Financial Intermediaries” beginning on page 22 for additional information regarding purchases of Siebert Williams Shank shares of the Fund through authorized intermediaries. If you purchase Siebert Williams Shank shares of the Fund through an authorized intermediary, that intermediary may impose different investment minimums than those set forth by the Fund as described in this Prospectus. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
DIRECTLY FROM THE FUND. You may open a shareholder account and purchase Siebert Williams Shank shares of the directly from the Fund with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment for Siebert Williams Shank shares is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.
For your convenience, there are a number of ways to invest directly in the Fund:
BY MAIL

∎	Read this Prospectus carefully.

∎	Complete and sign the New Account Application.

∎	Enclose a check payable to Northern Funds.

ULTRA‑SHORT FIXED INCOME FUND	14	NORTHERN FUNDS PROSPECTUS

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

∎	If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by acceptable evidence of authority (if applicable).

∎	Mail your check, acceptable evidence of authority (if applicable) and completed New Account Application to:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

∎	Additional documentation may be required to fulfill the requirements of the “Customer Identification Program” described on page 22.

∎	For overnight delivery use the following address:
Northern Funds
c/o The Northern Trust Company
333 South Wabash Avenue
Chicago, Illinois 60604

∎	FOR SUBSEQUENT INVESTMENTS:

∎	Enclose your check with the investment slip portion of the confirmation of your previous investment; or

∎	Indicate on your check or a separate piece of paper your name, address and account number.
All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, traveler’s checks, money orders and third party checks are not acceptable.
BY WIRE OR AUTOMATED CLEARING HOUSE (“ACH”) TRANSFER
TO OPEN A NEW ACCOUNT:

∎	For information and/or instructions regarding the purchase of Siebert Williams Shank shares of the Fund, call the Northern Funds Center at 800‑595‑9111.

∎	Complete a New Account Application and send it to:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986
TO ADD TO AN EXISTING ACCOUNT:

∎	Have your bank wire federal funds or effect an ACH transfer to:
The Northern Trust Company
Chicago, Illinois
ABA Routing No. 0710-00152
(Reference 10‑Digit Fund account number, with no spaces (e.g., ##########))
(Reference Shareholder’s Name)
BY DIRECT DEPOSIT
TO PURCHASE ADDITIONAL SHARES:

∎	Determine if your employer has direct deposit capabilities through the ACH.

∎	Have your employer send payments to:
ABA Routing No. 0710-00152
(Reference 10‑Digit Fund account number, with no spaces (e.g., ##########))
(Reference Shareholder’s Name)

∎	The minimum periodic investment for direct deposit is $50.
BY AUTOMATIC INVESTMENT
TO OPEN A NEW ACCOUNT:

∎	Complete a New Account Application, including the Automatic Investment section.

∎	Send it to:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

∎	The minimum initial investment in the Fund is $250; $50 for monthly minimum additions.
TO ADD TO AN EXISTING ACCOUNT:

∎	Call 800‑595‑9111 to obtain an Automatic Investment Plan Form.

∎	The minimum for automatic investment additions is $50.
If you discontinue participation in the plan, the Fund reserve the right to redeem your account involuntarily, upon 30 days’ written notice, if the account’s NAV is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund’s NAV.

BY DIRECTED REINVESTMENT
You may elect to have your income dividend and capital gain distributions automatically invested in another Northern Funds account.

∎	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

∎	Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement).

NORTHERN FUNDS PROSPECTUS	15	ULTRA‑SHORT FIXED INCOME FUND

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

BY EXCHANGE
You may open a new account or add to an existing account by exchanging Siebert Williams Shank shares of the Fund for shares of another fund of the Trust subject to that fund’s eligibility requirements and if the registration of both accounts is identical, or where available through your Northern Funds account or certain financial intermediaries.
THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS
If you have an account with Northern Trust, you may purchase Siebert Williams Shank shares of the Fund through Northern Trust. You also may purchase shares of any class through other financial institutions that have entered into agreements with the Trust, including SWS. To determine whether you may purchase shares through your institution, contact your institution directly or call 800‑595‑9111. Northern Trust and other financial institutions may impose charges against your account, which will reduce the net return on an investment in the Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.
SELLING SHARES
THROUGH AN AUTHORIZED INTERMEDIARY. If you purchase shares from an authorized intermediary, you may sell (redeem) shares by contacting your financial intermediary. See “Account Policies and Other Information—Financial Intermediaries” beginning on page 22 for additional information regarding sales (redemptions) of Fund shares through authorized intermediaries.
REDEEMING AND EXCHANGING DIRECTLY FROM THE FUND
If you purchased Siebert Williams Shank shares of the Fund directly from the Fund or, if you purchased your Siebert Williams Shank shares of the Fund through an account at Northern Trust or another financial institution and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.
BY MAIL
SEND A WRITTEN REQUEST TO:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986
THE REDEMPTION REQUEST MUST INCLUDE:

∎	The number of shares or the dollar amount to be redeemed;

∎	The Fund account number;

∎	The signatures of all account owners;

∎	A signature guarantee also is required if:

∎	The proceeds are to be sent elsewhere than the address of record, or

∎	The redemption amount is greater than $100,000.
BY WIRE
If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated bank account.

∎	You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank.

∎	Call the Transfer Agent at 800‑595‑9111 for instructions.

∎	The minimum amount that may be redeemed by this method is $250.
BY SYSTEMATIC WITHDRAWAL
If you own Siebert Williams Shank shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust.

∎	Call 800‑595‑9111 for an application form and additional information.

∎	The minimum amount is $250 per withdrawal.
BY EXCHANGE
The Trust offers you the ability to exchange Siebert Williams Shank shares of the Fund for shares of another fund of the Trust subject to that fund’s eligibility requirements and if the registration of both accounts is identical. If you hold your shares through certain financial intermediaries, you may have limited exchangeability among the Funds and into other funds of the Trust.

∎	When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

ULTRA‑SHORT FIXED INCOME FUND	16	NORTHERN FUNDS PROSPECTUS

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

∎	Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA).

∎	Call 800‑595‑9111 for more information.
BY TELEPHONE
If you authorize the telephone privilege on your New Account Application, you may redeem shares by telephone.

∎	If your account is already opened, send a written request to:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

∎	The request must be signed by each owner of the account and must be accompanied by signature guarantees.

∎	Call 800‑595‑9111 to use the telephone privilege.

∎
During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under “Selling Shares—By Mail” and outlined below under “Selling Shares—By Internet.”

REDEEMING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS
If you purchased your shares of the Fund through an account at Northern Trust or through another financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.

∎
Although the Trust imposes no charges when you redeem Siebert Williams Shank shares of the Fund, when shares are purchased through an account at Northern Trust or through other financial institutions, a fee may be charged by those institutions for providing services in connection with your account.

∎	Contact your account representative at Northern Trust or at another financial institution for more information about redemptions or exchanges.

NORTHERN FUNDS PROSPECTUS	17	ULTRA‑SHORT FIXED INCOME FUND

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

ACCOUNT POLICIES AND OTHER INFORMATION
CALCULATING SHARE PRICE. The Trust issues shares and redeems shares at NAV. The NAV for each class of shares of the Fund is calculated by dividing the value of the Fund’s net assets attributed to that class by the number of the Fund’s outstanding shares of the class. For each class of shares, the NAV is calculated on each Business Day (see “Business Day” on page 22) as of 3:00 p.m. Central time. Shares of the Fund may be priced on days when the New York Stock Exchange (the “Exchange”) is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day or on the days when the Federal Reserve Bank of New York is open. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order as described on page 22.
Equity securities listed on a recognized U.S. securities exchange or quoted on the NASDAQ National Market System, including shares of exchange-traded funds, are priced at the regular trading session’s closing price on the exchange or system in which such securities are principally traded. Securities not traded on the valuation date are priced at the most recent quoted bid price.
Investments of the Fund not traded on an exchange for which market quotations are readily available will be valued using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with valuation procedures approved by the Board of Trustees. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the value of the Fund’s investments may be otherwise determined in good faith by NTI under procedures established by the Board of Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of market values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. This may occur particularly with respect to certain foreign securities held by the Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by the Fund are valued at their amortized cost which, according to the Investment Adviser, approximates fair value.
The Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.
If a Fund invests in other underlying funds, other than funds that are exchange-traded, the investing Fund will calculate its NAV using the NAV of the underlying fund in which it invests.
TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m. Central time on any Business Day will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day’s closing share price for the Fund, provided that one of the following occurs:

∎	The Transfer Agent receives payment by 3:00 p.m. Central time on the same Business Day; or

∎
The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with the Trust or its agent and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day or on the next Business Day, depending on the terms of the Trust’s or its agent’s agreement with the intermediary.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non‑Business Day or after 3:00 p.m. Central time on any Business Day will be executed on the next Business Day, at that day’s closing share price for the Fund, provided that payment is made as noted above.
MISCELLANEOUS PURCHASE INFORMATION.

∎
You will be responsible for all losses and expenses of the Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

∎	Exchanges into the Fund from another Fund in the Trust may be subject to any redemption fee imposed by the other Fund.

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ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

∎
The Trust and NFD each reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Trust also reserves the right to change or discontinue any of its purchase procedures.

∎	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings” on page 22.

∎
If the Transfer Agent cannot locate an investor for a period of time specified by appropriate state law, the investor’s account may be deemed legally abandoned and then escheated (transferred) to such state’s unclaimed property administrator in accordance with statutory requirements.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m. Central time will be executed on the same day at that day’s closing share price for the Fund (less any applicable redemption fee).
Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non‑Business Day or after 3:00 p.m. Central time on a Business Day will be executed the next Business Day, at that day’s closing share price for the Fund (less any applicable redemption fee).
PAYMENT OF REDEMPTION PROCEEDS. If your account is held directly with the Fund, it is expected that the Fund will typically pay out redemption proceeds to shareholders by the next Business Day following receipt of a redemption request.
If your account is held through an intermediary, the length of time to pay redemption proceeds typically depends, in part, on the terms of the agreement in place between the intermediary and the Fund. For redemption proceeds that are paid either directly to you from the Fund or to your intermediary for transmittal to you, it is expected that payments will typically be made by wire, by ACH or by issuing a check by the next Business Day following receipt of a redemption request in good order from the intermediary by the Fund. Redemption requests that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three Business Days following receipt of a redemption request in good order. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed below under “Miscellaneous Redemption Information.”
It is expected that payment of redemption proceeds will normally be made from uninvested cash or short-term investments, proceeds from the sale of portfolio securities, or borrowing from banks, including through the Trust’s committed, unsecured credit facility (see “Credit Facility and Borrowing,” beginning on page 38). It is possible that stressed market conditions or large shareholder redemptions may result in the need for utilization of the Fund’s ability to redeem in‑kind in order to meet shareholder redemption requests. The Fund reserves the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash (redemption in‑kind). Redemption in‑kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption request in good order by the Fund.
MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. Redemptions are subject to the following restrictions:

∎	The Trust may require any information from the shareholder reasonably necessary to ensure that a redemption request has been duly authorized.

∎	Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

∎
The Trust reserves the right, on 30 days’ written notice, to redeem the shares held in any account if, at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund’s NAV.

∎
If you are redeeming recently purchased shares by check or electronic transaction, your redemption request may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days.

∎
Subject to applicable law, the Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

∎
Subject to applicable law, the Trust, Northern Trust and their agents reserve the right to involuntarily redeem or suspend an account at the Fund’s then current NAV of the applicable share class, in cases of disruptive conduct, suspected fraudulent or illegal activity, inability to verify the identity of an investor, or other circumstances determined to be in the best interest of the Trust and its shareholders.

∎
The Trust, Northern Trust and their agents reserve the right, without notice, to freeze any account and/or suspend account services when: (i) notice has been received of a dispute regarding the assets in an account, or a legal claim against an

NORTHERN FUNDS PROSPECTUS	19	ULTRA‑SHORT FIXED INCOME FUND

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

account; (ii) upon initial notification to Northern Trust of a shareholder’s or authorized agent’s death until Northern Trust receives required documentation in correct form; or (iii) if there is a reason to believe a fraudulent transaction may occur or has occurred.

∎	The Trust reserves the right to change or discontinue any of its redemption procedures.

∎
The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund. The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the Exchange is closed (other than on holidays or weekends), or during which trading on the Exchange is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the Fund or the determination of the fair value of the Fund’s net assets not reasonably practicable; or (iii) as permitted by order of the SEC for the protection of Fund shareholders.

∎
The Trust does not permit redemption proceeds to be sent by outgoing International ACH Transaction (“IAT”). An IAT is a payment transaction involving a financial institution’s office located outside U.S. territorial jurisdiction.

∎	In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See “Early Closings” on page 22.
EXCHANGE PRIVILEGES. You may exchange Siebert Williams Shank shares of the Fund for shares of another fund of the Trust subject to that fund’s eligibility requirements and if the registration of both accounts is identical. Both accounts must have the same owner’s name and title, if applicable. An exchange is a redemption of shares of one fund and the purchase of shares of another fund in the Trust. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.
The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days’ written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.
POLICIES AND PROCEDURES ON EXCESSIVE TRADING PRACTICES. In accordance with the policy adopted by the Board of Trustees, the Trust discourages market timing and other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt Fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. To the extent the Fund invests primarily in foreign securities, the Fund may be susceptible to the risk of excessive, short-term trading due to the potential for time zone arbitrage. The Trust and Northern Trust reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Northern Trust will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Northern Trust), the Trust (or Northern Trust) will exercise this right if, in the Trust’s (or Northern Trust’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Northern Trust), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Northern Trust or any affiliated person or associated person of Northern Trust.
To deter excessive shareholder trading, a shareholder is restricted to no more than two “round trips” in the Fund during a calendar quarter. A “round trip” is a redemption or exchange out of the Fund followed by a purchase or exchange into the Fund. The Trust is authorized to permit more than two “round trips” in the Fund during a calendar quarter if the Trust determines in its reasonable judgment that the Trust’s excessive trading policies would not be violated. Examples of such transactions include, but are not limited to, trades involving:

∎	asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

∎	systematic withdrawal plans and automatic exchange plans;

∎	reinvestment of dividends, distributions or other payments;

∎	a death or post-purchase disability of the beneficial owner of the account;

∎	minimum required distributions from retirement accounts;

∎	the return of excess contributions in retirement accounts; and

∎	redemptions initiated by the Fund.
Pursuant to the policy adopted by the Board of Trustees, the Trust has developed criteria that it uses to identify trading

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activity that may be excessive. The Trust reviews on a regular and periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Trust, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Trust detects excessive, short-term trading, whether or not the shareholder has made two round trips in a calendar quarter, the Trust may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund.
The Trust may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Trust will apply the criteria in a manner that, in the Trust’s judgment, will be uniform.
Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, retirement plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identities of individual investors whose purchase and redemption orders are aggregated are not known by the Fund. While Northern Trust may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Northern Trust will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.
If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Trust. Certain financial intermediaries may monitor their customers for excessive trading according to their own excessive trading policies. The Trust may rely on these financial intermediaries’ excessive trading policies in lieu of applying the Trust’s policies. The financial intermediaries’ excessive trading policies may differ from the Trust’s policies and there is no assurance that the procedures used by financial intermediaries will be able to curtail excessive trading activity in the Trust.
IN‑KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. The Trust also reserves the right to pay redemptions by a distribution “in‑kind” of securities (instead of cash) from the Fund. See the SAI for further information about the terms of these purchases and redemptions.
TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.
The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder’s address of record. The Trust reserves the right to refuse a telephone redemption subject to applicable law.
MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions only in writing. You may make changes to an address of record or certain other account information in writing or by telephone. Written instructions must be accompanied by acceptable evidence of authority (if applicable). A signature guarantee also may be required from an institution participating in the Stock Transfer Agency Medallion Program (“STAMP”). Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder’s current address.
SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority (if applicable) must be provided. Additional requirements may be imposed by the Trust. In addition to the situations described in this Prospectus, the Trust may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

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BUSINESS DAY. A “Business Day” is each Monday through Friday when the Exchange is open for business. For any given calendar year, the Fund will be closed on the following holidays or as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
GOOD ORDER. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered, including acceptable evidence of authority (if applicable). Requests must include the following:

∎	The account number (if issued) and the Fund name;

∎	The amount of the transaction, in dollar amount or number of shares;

∎	For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

∎	Required signature guarantees, if applicable; and

∎
Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800‑595‑9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be “in good order” unless the investor has provided all information required by the Trust’s “Customer Identification Program” described below.
CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust’s customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an investor’s identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Trust and its agents will not be responsible for any loss in an investor’s account resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.
EARLY CLOSINGS. The Fund reserves the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange and/or bond market close early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. The Fund reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the bond markets close early. In addition, on any Business Day when SIFMA recommends that the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received at the Fund’s closing time and credit will be given on the next Business Day.
In addition, the Board of Trustees of the Trust also may, for any Business Day, decide to change the time as of which the Fund’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.
EMERGENCY OR UNUSUAL EVENTS. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open.
To learn whether the Fund is open for business during an emergency situation or unusual event, please call 800‑595‑9111 or visit northerntrust.com/funds.
FINANCIAL INTERMEDIARIES. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their customers on behalf of the Fund. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. The Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

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The Trust may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust that perform support services for their customers who own Fund shares (“Service Organizations”). These support services may include:

∎	assisting investors in processing purchase, exchange and redemption requests;

∎	processing dividend and distribution payments from the Fund;

∎	providing information to customers showing their positions in the Fund; and

∎	providing subaccounting services with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting services.
For their services, Service Organizations may receive fees from Siebert Williams Shank shares of the Fund at annual rates of up to 0.15% of the average daily NAV of the Siebert Williams Shank Shares of the Fund covered by their agreements. Because these fees are paid out of the Fund’s assets on an on‑going basis, they will increase the cost of your investment in the Fund.
The Fund’s arrangements with Service Organizations under the agreements are governed by a Service Plan, which has been adopted by the Board of Trustees.
NTI has entered into an agreement with SWS whereby NTI pays SWS a fee for distribution and other services provided by SWS. The additional compensation and payments will be paid to SWS by NTI or its affiliates and will not represent an additional expenses to the Fund or its shareholders. Such payments may provide an incentive for SWS to recommend shares of the Fund when it might have done so absent such payments.
Northern Trust also may provide compensation to certain dealers and Service Organizations, for marketing and distribution in connection with the Trust. Northern Trust may also sponsor informational meetings, seminars and other similar programs designed to market the Trust. The amount of such compensation and payments may be made on a one‑time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Fund available to their customers, and may allow the Fund greater access to such parties and their customers than would be the case if no payments were paid.
Investors purchasing shares of the Fund through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in the Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor’s investment in the Fund.
Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal counsel.
State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Fund on behalf of their customers may be required to register as dealers.
PORTFOLIO HOLDINGS. The Fund, or its duly authorized service providers, may publicly disclose holdings of all Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.
A complete schedule of the Fund’s holdings, current as of calendar month‑end, will be available on the Trust’s website at northerntrust.com/funds no earlier than ten (10) calendar days after the end of the respective period. The Fund will also publish its top ten holdings on its website, current as of month‑end, no earlier than ten (10) calendar days after the end of the month. This information will remain available on the website at least until the Fund files with the SEC its semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Fund may terminate or modify this policy at any time without further notice to shareholders. The Fund may publish on the Trust’s website a complete schedule of its portfolio holdings and certain other information regarding portfolio holdings more frequently in accordance with the Trust’s policy.
A further description of the Trust’s Policy on Disclosure of Portfolio Holdings is available in the SAI.
SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and with an annual report containing audited financial statements as of March 31. The reports will be made available on

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the Trust’s website at https://www.northerntrust.com/united‑states/what‑we‑ do/investment‑management/northern‑funds/literature. Unless you have elected to receive the reports in paper, you will be notified by mail each time a report is posted and provided a website link to access the report. You may elect to receive future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to continue receiving paper copies of your shareholder reports. If you invest directly with the Trust, you can inform the Trust that you wish to continue receiving paper copies of your shareholder reports by calling the Northern Funds Center at 800‑595‑9111 or by sending an e‑mail request to northern-funds@ntrs.com. Your election to receive reports in paper will apply to all Northern Funds you hold in your account at the financial intermediary or through an account with the Trust.
If we have received appropriate written consent, we send a single copy of all materials, including prospectuses, financial reports, proxy statements or information statements and other notices to all shareholders who share the same mailing address, even if more than one person in a household holds shares of the Fund. If you do not want your mailings combined with those of other members of your household, you may opt‑out at any time by contacting the Northern Funds Center by telephone at 800‑595‑9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986. You also may send an e‑mail to northern-funds@ntrs.com. The Fund will begin sending individual copies to you within 30 days after receipt of your opt‑out notice. The Trust may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, Illinois 60675-5986, calling 800‑595‑9111 or by sending an e‑mail to: northern‑funds@ntrs.com.

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DIVIDENDS AND DISTRIBUTIONS
DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF THE FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SIEBERT WILLIAMS SHANK SHARES OF THE FUND WITHOUT ANY SALES CHARGE.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another fund in the Trust at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another fund in the Trust, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in the Fund in the Trust in which you maintain an account.
Dividend and capital gain distributions that are returned to the Fund as undeliverable will be reinvested into your account upon return receipt at the Fund’s then current NAV. Also, future distributions will be reinvested until the Fund receives valid delivery instructions.
The following table summarizes the general distribution policies for each of the Fund. The Fund may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Fund to avoid incurring tax liabilities or for other reasons.

Fund	Dividends, if any, Declared and Paid*	Capital Gains, if any, Declared and Paid
ULTRA-SHORT FIXED INCOME	Declared daily, paid monthly	Annually

*	Siebert Williams Shank Shares of Fund are entitled to the dividends declared, if any, by the Fund beginning on the next Business Day after the purchase order is executed.

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TAX CONSIDERATIONS
The following is a summary of certain tax considerations that may be relevant to an investor in the Fund. The discussions of the federal income tax consequences in this Prospectus and the SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual U.S. citizens or residents and is based on current tax law. You should consult your tax professional for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.
DISTRIBUTIONS. The Fund has elected and intends to qualify as a regulated investment company for federal income tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on the Fund’s distributions to you, regardless of whether they are paid in cash or reinvested in Fund shares. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income generally are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of the Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 20%. Gains from REITs and Master Limited Partnerships (“MLPs”) that are unrecaptured Section 1250 gains are subject to tax at a maximum rate of 25%. U.S. individuals with “modified adjusted gross income” exceeding $200,000 ($250,000 if married and filing jointly) and trusts and estates with income above certain thresholds are subject to the Medicare contribution tax on their “net investment income,” which includes non‑exempt interest, dividends and capital gains at a rate of 3.8%.
There are certain tax requirements that the Fund must follow in order to qualify as a regulated investment company and to avoid federal income taxation. In their efforts to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.
Distributions of “qualifying dividends” by the Fund will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”) and when certain other requirements are met, then all distributions paid by the Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the long-term capital gain rates to apply, you must have owned your Fund shares for at least 61 days during the 121‑day period beginning on the date that is 60 days before the Fund’s ex‑dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or “non‑qualified” foreign corporations.
To the extent that the Fund invests a portion of its assets in entities that qualify as REITs for U.S. federal income tax purposes or foreign corporations that are not “qualified” foreign corporations, distributions attributable to the dividends from those entities will generally not constitute “qualifying dividends” for purposes of the long-term capital gain rate. Accordingly, investors in the Fund should anticipate that all or a portion of the dividends they receive may be taxable at the higher rates generally applicable to ordinary income. Passive foreign investment companies are not qualified foreign corporations for this purpose.
The Fund will generally invest in debt instruments and not in shares of stock on which dividend income will be received. As a result, the Fund does not expect to pay dividends that are eligible for the reduced individual income tax rate currently applicable to qualified dividend income or treated as section 199A dividends.
A portion of distributions paid by the Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. It is expected that distributions paid by the Fund will generally not qualify for this deduction.
To the extent that the Fund invests a portion of its assets in MLPs, Fund distributions attributable to distributions from those entities will generally not constitute “qualifying dividends” for purposes of the long-term capital gain rate.

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Additionally, the Fund may be allocated items of tax preference or adjustment for alternative minimum tax purposes from MLPs and will be required to allocate those items to shareholders.
Dividends and distributions from the Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.
Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Prior to issuing your statement, the Fund makes every effort to obtain correct information regarding Fund income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect changes in information regarding fund income.
The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. Additionally, other rules applicable to derivatives may accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders.
REIT or MLP investments of the Fund often do not provide complete tax information to the Fund until after the calendar year‑end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099‑DIV beyond January 31. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which the Fund invests are not eligible for favorable tax treatment as long-term capital gains, but as noted above, the Fund may classify such distributions as section 199A dividends.
You should also note that if you purchase shares of the Fund just before it makes a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”
SALES AND EXCHANGES. The sale, exchange, or redemption of Fund shares is a taxable event on which a gain or loss may be recognized. For federal income tax purposes, an exchange of shares of the Fund for shares of another fund is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so‑called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
The Fund is required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when Fund shares are sold or exchanged. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS‑accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial advisor, they may select a different cost basis method. In these cases, please contact your broker or other financial advisor to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax professionals to determine the best IRS‑accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting requirements apply to them.
IRAS AND OTHER TAX‑QUALIFIED PLANS. One major exception to the tax principles discussed above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax‑qualified plan) will not be currently taxable unless the shares were purchased with borrowed funds.
BACKUP WITHHOLDING. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 24% of the dividends, capital gain distributions, and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable

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interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that they are not subject to backup withholding or that they are an “exempt recipient.”
U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Nonresident aliens, foreign corporations and other foreign investors will generally be exempt from U.S. federal income tax on distributions attributable to net capital gains. The exemption may not apply, however, if an investment in the Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.
Fund distributions attributable to other categories of Fund income, such as interest or dividends from companies whose securities are held by the Fund or an Underlying Fund of Global Tactical Asset Allocation Fund, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W‑8BEN or W‑8BEN‑E, as applicable, to establish entitlement for these treaty benefits.
Dividends reported as short-term capital gain dividends or interest-related dividends are not subject to U.S. withholding tax.
A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met. However, dividends reported as exempt-interest dividends are generally not subject to U.S. withholding tax.
Distributions to foreign shareholders attributable to U.S. real estate gains received from the sale of U.S. real property interests and real estate gains from REITs or MLPs will be subject to U.S. withholding tax at rates up to 21%.
If a foreign shareholder holds more than 5% of the Fund at any time during the 5‑year period ending on the date of disposition or redemption of shares (a “5% Shareholder”) and the Fund is a U.S. Real Property Holding Corporation (as defined in the Code), the foreign shareholder will be subject to withholding tax on the gross proceeds at a 15% rate and may be required to file a U.S. federal income tax return. Foreign corporations recognizing gain under these rules may be subject to the U.S. Branch Profits Tax.
In addition, the Fund is required to withhold 30% tax on certain payments to certain foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.
All foreign investors should consult their own tax professionals regarding the tax consequences in the United States and their country of residence of an investment in the Fund.
STATE AND LOCAL TAXES. You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by the Fund on U.S. government securities. You should consult your tax professional regarding the tax status of distributions in your state and locality.
CONSULT YOUR TAX PROFESSIONAL. Your investment in the Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Fund. More tax information relating to the Fund is also provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

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SECURITIES, TECHNIQUES AND RISKS

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS, DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES
The following provides additional information regarding the Fund’s investment objective, principal investment strategies and related risks discussed in the Fund Summary—Principal Investment Strategies section, as well as information about additional investment strategies and techniques that the Fund may employ in pursuing its investment objective. Principal investment strategies and risks for the Fund are noted in parenthesis. The Fund also may make other types of investments to the extent permitted by applicable law. Additional information about the Fund, its investment strategies and risks can also be found in the Fund’s SAI. Future legislative, regulatory, or tax developments may affect the investments or investment strategies available to NTI in connection with managing the Fund, which may also adversely affect the Fund’s return potential and ability of the Fund to achieve its investment objective.
All investments carry some degree of risk that will affect the value of the Fund’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in the Fund.
INVESTMENT OBJECTIVE. The Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes to the Fund’s investment objective.
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Examples of asset-backed securities also include collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust typically collateralized by a pool that is backed by a diversified pool of high risk, below-investment-grade fixed-income securities.
A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans; senior unsecured loans; and other subordinate corporate loans, including loans that may be rated below-investment-grade or equivalent unrated loans.
INVESTMENT STRATEGY. To the extent consistent with its investment objectives and strategies, the Fund may purchase asset-backed securities. Such securities are subject to the same quality requirements as the other types of fixed-income securities held by the Fund.
SPECIAL RISKS. Asset-backed and mortgage-backed securities are subject to credit, interest rate, prepayment, extension, valuation and liquidity risks. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support or the counterparty. Unlike mortgage-backed securities issued or guaranteed by agencies of the U.S. government or government-sponsored enterprises, mortgage-backed securities issued by private issuers do not have a government or government-sponsored enterprise guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Credit supports, if any, generally apply only to a fraction of a security’s value and may be inadequate to protect investors in the event of a default. When interest rates decline, the value of an asset-backed or mortgage-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non‑mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. If the issuer of the security has no security interest in the related collateral, there is the risk that the Fund could lose money if the issuer defaults. CBOs and CLOs are generally offered in tranches that vary in risk and yield. Both CBOs and CLOs can experience substantial losses due to actual defaults of the underlying collateral, increased sensitivity to defaults due to collateral default and disappearance of junior tranches that protect the more senior tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. A future economic downturn could increase the risk that such assets underlying asset-backed securities purchased by the Fund will also suffer greater levels of default than were historically experienced. Investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of

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underperforming assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.
CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.
INVESTMENT STRATEGY. To the extent consistent with its investment objectives and strategies, the Fund may acquire convertible securities. These securities are subject to the same rating requirements as fixed-income securities that are held by the Fund. Convertible securities will be rated “investment grade” at the time of purchase.
SPECIAL RISKS. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other market and issuer-specific risks that apply to the underlying common stock. While convertible securities generally offer lower interest or dividend yields than non‑convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases, and may vary in price in response to changes in the price of the underlying common stock, with greater volatility. Also, the Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s return and its ability to achieve its investment objective.
CREDIT (OR DEFAULT) RISK. Credit risk, also called default risk, is the risk that an issuer of fixed income securities held by the Fund may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities are generally believed to have relatively low degrees of credit risk. The Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. Concerns over an issuer’s ability to make principal or interest payments may cause the value of a fixed income security to decline. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.
DEBT EXTENSION RISK is the risk that when interest rates rise, an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s share price to decrease and the Fund may lose opportunities to invest in higher yielding securities.
FINANCIAL SERVICES INDUSTRY CONCENTRATION RISK. The financial services industry includes the group of industries within the financial services sector. Asset-backed securities with underlying assets related to the financial services industry are grouped by the Investment Adviser within the financial services industry. Companies in the financial services group of industries include but are not limited to U.S. and non‑U.S. companies involved in banking, mortgage, consumer or specialized finance, investment banking, securities brokerage, asset management and custody, insurance, financial investment, real estate and mortgage finance and financial conglomerates, and related asset-backed securities.
INVESTMENT STRATEGY. The Fund will concentrate its investments in the financial services industry. Therefore, under normal market conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry. The Fund may, however, for temporary defensive purposes, invest less than 25% of its total assets in securities issued by companies in the financial services industry if warranted due to adverse economic conditions or if investing less than 25% of its total assets in securities issued by companies in the financial services industry appears to be in the best interest of shareholders.
SPECIAL RISKS. Because the Fund will under normal market conditions invest at least 25% of its total assets in securities issued by companies in the financial services industry, the Fund will be subject to greater risk of loss by economic, business, political or other developments which generally affect this industry. Changes in government regulation, interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations. The profitability of financial services companies is dependent on the availability and cost of capital and can be significantly affected by changes in interest rates and monetary policy. Financial services companies are also exposed to losses if borrowers and other counterparties experience financial problems and/or cannot repay their obligations. Financial services companies also are subject to extensive government

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regulation, including policy and legislative changes in the United States and other countries that are changing many aspects of financial regulation.
When interest rates go up, the value of securities issued by many types of financial services companies generally goes down. In many countries, financial services and the companies that provide them are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability for certain companies.
The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, a large portion of the Fund’s investments may lose value during such periods.
FOREIGN INVESTMENTS. Foreign securities include direct investments in non‑U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the United States, and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as The International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.
INVESTMENT STRATEGY. To the extent consistent with its investment objectives and strategies, the Fund may invest in foreign securities. In determining if a security is economically tied to a foreign (non‑U.S.) country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund may determine a security is economically tied to a foreign country based on other factors, such as an issuer’s country of domicile, where the majority of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to foreign countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a foreign country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a foreign country as described above.
The Fund also may invest in foreign time deposits and other short-term instruments. The Fund may invest in foreign fixed-income securities, including ADRs, foreign time deposits and other short-term instruments.
SPECIAL RISKS. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating the creditworthiness of issuers and making investment decisions for the Fund. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries (including, for example, military confrontations, war and terrorism). In addition, foreign securities may lose value and the Fund may be adversely impacted by restrictions placed on U.S. investors by U.S. regulations governing foreign investments. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.
Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other

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events that otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline.
Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Moreover, clearance and settlement procedures may differ from those in the U.S. and in certain markets such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, trade restrictions (including tariffs) or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements. The Investment Adviser may determine not to invest in, or may limit the Fund’s overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization.
While the Fund’s investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Fund are valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates or, in the case of hedged positions, because the U.S. dollar declines in value relative to the currency hedged. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The net currency positions of the Fund may expose them to risks independent of their securities positions.
INTEREST RATE RISK. During periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. In a period of rising interest rates, the Fund’s yield may not increase proportionately or rise as quickly as the yields of certain other short-term investments. Investments held by the Fund with longer maturities will tend to be more sensitive to interest rate changes than investments with shorter maturities. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of Fund assets and could lead to a decline in the Fund’s share price. Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities held by the Fund may vary.
INVESTMENT GRADE SECURITIES. A security is considered investment grade if, at the time of purchase, it is rated:

∎	BBB or higher by S&P;

∎	Baa3 or higher by Moody’s;

∎	BBB or higher by Fitch; or

∎	BBB or higher by DBRS Morningstar Ratings Limited (“DBRS”).
A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a Nationally Recognized Statistical Rating Organization (“NRSRO”), even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the Investment Adviser determines that the security is comparable in quality to a security that has been rated investment grade.
INVESTMENT STRATEGY. To the extent consistent with its investment objectives and strategies, the Fund may invest in fixed-income securities. The Fund invests principally in fixed-income securities that are rated at the time of purchase as investment grade. Except as stated in the section entitled

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“Non‑Investment Grade Securities,” fixed-income and convertible securities purchased by the Fund generally will be investment grade.
SPECIAL RISKS. Although securities rated BBB by S&P, DBRS or Fitch, or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund and may be in default. The Investment Adviser will consider such an event in determining whether the Fund should continue to hold the security. Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the higher the degree of risk as to payment of interest and return of principal.
MARKET RISK is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to market movements, and over longer periods during market downturns.
The United States and international markets have periodically experienced extraordinary volatility including, substantial price volatility, substantially lower valuations, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties. As a result, many of the risks described in this Prospectus may be heightened. The U.S. government has historically taken numerous steps to alleviate these market concerns, including without limitation, acquiring ownership interests in distressed institutions. However, there is no assurance that such actions will be successful or that the U.S. Government will continue to support distressed institutions. Continuing market problems and government intervention in the economy may adversely affect the Fund. Growth stocks are generally more sensitive to market movements than other types of stocks and their prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period.
MARKET EVENTS RISK relates to the increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets throughout the world during the past decade. These conditions may recur.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Certain foreign governments and central banks have implemented so‑called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Governmental or central bank actions, including interest rate increases, measures to address budget deficits, or contrary actions by different governments, as well as downgrades of sovereign debt, fluctuations in oil and commodity prices, dramatic changes in currency exchange rates and geopolitical events (including war and terror attacks) could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.
Policy and legislative changes in the United States and in other countries (such as Brexit, as further discussed below) may also contribute to decreased liquidity and increased volatility in the financial markets.
Political turmoil within the U.S. and abroad may also impact the Fund. Although the U.S. government has historically honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters, public health emergencies (including pandemics and epidemics) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund directly invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.
In June 2016, the UK approved a referendum to leave the EU. The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began an 11‑month transition period in which to negotiate a new trading relationship for goods and

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services that ended on December 31, 2020. The UK and EU reached an agreement, effective January 1, 2021, on the terms of their future trading relationship, which principally relates to the trading of goods. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. Brexit may have significant political and financial consequences for the Eurozone markets, including greater volatility in the global stock markets and illiquidity, fluctuations in currency and exchange rates, and an increased likelihood of a recession in the UK. At this time, the impact of Brexit cannot be predicted, however, market disruption in the EU and globally may have a negative effect on the value of the Fund’s investments. Additionally, the risks related to Brexit could be more pronounced if one or more additional EU member states seek to leave the EU.
RECENT MARKET EVENTS. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region. Recent events are impacting the securities markets. An outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancellations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future, could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time. Health crises caused by the outbreak may heighten other preexisting political, social and economic risks in a country or region. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and dramatically lower interest rates. Certain of those policy changes are being implemented or considered in response to the coronavirus outbreak. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. In the event of a pandemic or an outbreak, there can be no assurance that the Fund and its service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Investment Adviser relies, and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent the Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in the Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, negatively impact the Fund’s performance, and cause losses on your investment in the Fund. You should also review this prospectus and the SAI to understand the Fund’s discretion to implement temporary defensive measures, as well as the circumstances in which the Fund may satisfy redemption requests in‑kind.
MUNICIPAL AND RELATED INSTRUMENTS. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.
Municipal instruments include both “general” and “revenue” bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular

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facility or class of facilities. In some cases, revenue bonds also are payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed. Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they typically are payable by the private user of the facilities financed by the bonds. Municipal instruments also include “moral obligation” bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.
Certain municipal obligations are issued with interest rates that adjust periodically. Such municipal floating-rate debt obligations are generally indexed to the London Interbank Offered Rate, the Securities Industry and Financial Market Association index, the Consumer Price Index or other indices. Municipal floating-rate debt obligations include, but are not limited to, municipal floating rate notes, floating-rate notes issued by tender option bond trusts, auction rate preferred securities, synthetic floating-rate securities (e.g., a fixed-rate instrument that is subject to a swap agreement converting a fixed rate to a floating rate) and other municipal instruments with floating interest rates (such as variable rate demand preferred shares and variable rate term preferred shares).
Municipal instruments also include tax‑exempt derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.
The Fund may acquire “stand‑by commitments” relating to the municipal instruments it holds. Under a stand‑by commitment, a dealer agrees to purchase, at the Fund’s option, specified municipal instruments at a specified price. A stand‑by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. The Fund will acquire stand‑by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights for trading purposes.
INVESTMENT STRATEGY. The Fund may invest from time to time in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre‑tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Fund on such investments will be taxable to shareholders.
SPECIAL RISKS. Municipal instruments may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign and domestic banks, insurance companies and other financial institutions. If the credit quality of these banks, insurance companies and financial institutions declines, the Fund could suffer a loss to the extent that the Fund is relying upon this credit support. Foreign institutions can present special risks relating to higher transaction and custody costs, the imposition of additional taxes by foreign governments, less complete financial information, less market liquidity, more market volatility and political instability. Foreign banks, insurance companies and financial institutions may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than U.S. banks.
In addition, a single enhancement provider may provide credit enhancement to more than one of the Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect the Fund or its shareholders from losses caused by declines in a bond’s market value. Also, an insurance company’s exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company.
In addition, when a substantial portion of the Fund’s assets is invested in instruments that are used to finance facilities involving a particular industry, whose issuers are in the same state or which otherwise are related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.
Some tax‑exempt derivative instruments represent relatively recent innovations in the municipal bond markets, and the trading market for these instruments is less developed than the markets for traditional types of municipal instruments. It is,

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therefore, uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by the issuer or the issuer’s credit provider may be greater for tax‑exempt derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information, and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax‑exempt derivative instrument is tax‑exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Any of these effects could have a significant impact on the prices of some or all of the municipal instruments held by the Fund.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) earlier than expected. The exercise of such right may result in a decreased rate of return and a decline in value of those obligations and, accordingly, a decline in the Fund’s NAV. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund may be unable to recoup all of its initial investment, will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will also suffer from having to reinvest in lower yielding securities. The Fund may also lose any premium it paid to purchase the securities.
REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by the Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.
INVESTMENT STRATEGY. To the extent consistent with its investment objectives and strategies, the Fund may enter into repurchase agreements with domestic and foreign financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement generally will not occur more than one year after the Fund acquires the securities.
SPECIAL RISKS. In the event of a default, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable by the Fund. If the Fund enters into a repurchase agreement with a foreign financial institution, it may be subject to the same risks associated with foreign investments (see “Foreign Investments” beginning on page 31). Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the credit worthiness of a foreign financial institution. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.
The Fund intend to enter into transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.
With respect to collateral received in repurchase transactions or other investments, the Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.
SOVEREIGN DEBT RISK. The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, and political considerations. They are also subject to political risks (e.g., government instability, poor socioeconomic conditions, corruption, lack of democratic accountability, internal and external conflict, poor quality of bureaucracy, and religious and ethnic tensions) and economic risks (e.g., the relative size of the governmental entity’s debt position in relation to the economy, high foreign debt as a percentage of gross domestic product or exports, high inflation or deflation, or an overvalued exchange rate) or a combination of these risks, such as the failure to put in place economic reforms required by the International

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Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
U.S. GOVERNMENT SECURITIES. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. U.S. treasury obligations also include floating rate public obligations of the U.S. Treasury.
INVESTMENT STRATEGY. To the extent consistent with its investment objectives and strategies, the Fund may invest in a variety of U.S. Treasury obligations and, except for the U.S. Treasury Index Fund, also may invest in other obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.
SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Although many U.S. government securities are issued by entities chartered or sponsored by Acts of Congress, such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks, such securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. Some, such as those of Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury, although this guarantee applies only to principal and interest payments and does not apply to losses resulting from declines in the market value of these securities. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.
An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).
To the extent the Fund invests in debt instruments or securities of non‑U.S. government entities that are backed by the full faith and credit of the United States, pursuant to the FDIC Debt Guarantee Program (the “Debt Guarantee Program”) or other similar programs, there is a possibility that the guarantee provided under the Debt Guarantee Program or other similar programs may be discontinued or modified at a later date.
Floating rate public obligations of the U.S. Treasury (“Floating Rate Notes” or “FRNs”) have interest rates that adjust periodically. FRNs’ floating interest rates may be higher or lower than the interest rates of fixed-rate bonds of comparable quality with similar maturities. Securities with floating rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value and negatively impact the Fund, particularly if changes in prevailing interest rates are more frequent or sudden than the rate changes for the FRNs, which only occur periodically (see “Variable and Floating Rate Instruments” below).
WARRANTS. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.
INVESTMENT STRATEGY. To the extent consistent with its investment objectives and strategies, the Fund may invest in warrants and similar rights. The Fund also may purchase bonds that are issued in tandem with warrants.
SPECIAL RISKS. Warrants are derivative instruments that present risks similar to options.
ZERO COUPON, PAY‑IN‑KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay‑in‑kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

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INVESTMENT STRATEGY. To the extent consistent with its investment objectives and strategies, the Fund may invest in zero coupon, pay‑in‑kind and capital appreciation bonds.
SPECIAL RISKS. The market prices of zero coupon, pay‑in‑kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund’s investments in zero coupon, pay‑in‑kind and capital appreciation bonds may require the Fund to sell some of its securities to generate sufficient cash to satisfy certain income distribution requirements.
OTHER SECURITIES AND RISKS. Additionally, to the extent consistent with its investment objectives and strategies, the Fund may purchase other types of securities or instruments similar to those described in these sections. You should carefully consider the risks discussed in these sections before investing in the Fund.
The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.
BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Fund may borrow money from banks and may enter into reverse repurchase agreements with banks and other financial institutions.
INVESTMENT STRATEGY. The Fund may borrow money from banks and enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one‑fourth of the value of its total assets (including the amount borrowed). The Fund may enter into reverse repurchase agreements when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.
SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities.
In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.
CREDIT FACILITY AND BORROWING. The Fund, the other funds of the Trust, and affiliated funds of Northern Institutional Funds (for purposes of this discussion, the “Borrowing Funds”) have jointly entered into a revolving credit facility (the “Credit Facility”) whereby the Borrowing Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to the Credit Facility, the participating Borrowing Funds may borrow up to an aggregate commitment amount of $250 million (the “Commitment Limit”) at any time, subject to asset coverage and other limitations as specified in the Credit Facility and under the 1940 Act. The Borrowing Funds may borrow up to the maximum amount allowable under their current prospectus and SAI, subject to various other legal, regulatory or contractual limits, including the asset coverage limits in the Credit Facility. Borrowing results in interest expense and other fees and expenses for the Borrowing Funds that may impact the Fund’s expenses, including any net expense ratios. The costs of borrowing may reduce a Borrowing Fund’s yield. If a Borrowing Fund borrows pursuant to the Credit Facility, it is charged interest at a variable rate. Each Borrowing Fund also pays a commitment fee equal to its pro rata share of the unused portion of the Credit Facility. The availability of funds under the Credit Facility can be affected by other participating Borrowing Fund’s borrowings under the Credit Facility. As such, a Borrowing Fund may be unable to borrow (or borrow further) under the Credit Facility if the Commitment Limit has been reached.
CUSTODIAL RECEIPTS. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. U.S. Treasury securities are sold under such names as TIGRs (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasury Securities). Like other stripped obligations, custodial receipts entitle the holder to future interest payments or principal payments or both on securities held by the custodian.
INVESTMENT STRATEGY. To the extent consistent with its investment objectives and strategies, the Fund may invest a portion of its assets in custodial receipts. Investments by the Fund in custodial receipts, if any, are anticipated to be minimal and will not exceed 20% of the value of such Fund’s net assets.
SPECIAL RISKS. Like other stripped securities (which are described below), stripped custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors. Custodial receipts may not be considered obligations of the U.S. government or other issuer of the security held by the custodian for the purpose of securities laws. If for tax

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purposes the Fund is not considered to be the owner of the securities held in the underlying trust or custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, the Fund will bear its proportionate share of the fees or expenses charged to the custodial account.
INSURANCE FUNDING AGREEMENTS. An insurance funding agreement (“IFA”) is an agreement that requires the Fund to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits interest to the Fund for a set time period.
INVESTMENT STRATEGY. To the extent consistent with its investment objectives and strategies, the Fund may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser to the Fund.
SPECIAL RISKS. IFAs are not insured by a government agency—they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non‑governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price or that these investments may be considered illiquid.
INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Fund to participate in an interfund borrowing and lending program. This interfund borrowing and lending program allows the Fund to borrow money from other funds in the Trust and other affiliated portfolios of Northern Institutional Funds (each a “Portfolio” and together, the “Portfolios”) advised by NTI, and to lend money to other funds in the Trust, for temporary or emergency purposes. The interfund borrowing and lending program is currently not operational. The interfund borrowing and lending program is subject to a number of conditions, including, among other things, the requirements that (1) the Fund may not borrow or lend money through the program unless it receives a more favorable interest rate than is available from a bank loan rate or investment yield rate, respectively; (2) loans will be secured on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral; (3) loans will have a maturity no longer than that of any outstanding bank loan (and in any event not over seven days); (4) if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending fund or Portfolio) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund or Portfolio to call the interfund loan (and exercise all rights with respect to any collateral) and that such call will be made if the bank exercises its right to call its loan under its agreement with the Fund; (5) the Fund may not borrow money if the loan would cause its outstanding borrowings from all sources to exceed 10% of its net assets at the time of the loan, except that the Fund may borrow up to 33 1/3% of its total assets through the program or from other sources if each interfund loan is secured by the pledge of segregated collateral with a market value of at least 102% of the outstanding principal value of the loan; (6) the Fund may not loan money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan; (7) the Fund’s interfund loans to any one fund shall not exceed 5% of the lending Fund’s net assets; and (8) the Fund’s borrowings through the program will not exceed the greater of 125% of the Fund’s total net cash redemptions or 102% of the Fund’s sales fails (when a sale of securities “fails” due to circumstances beyond the Fund’s control) for the preceding seven calendar days as measured at the time of the loan. In addition, the Fund may participate in the interfund borrowing and lending program only if and to the extent that such participation is consistent with the Fund’s investment objective and policies. The Board of Trustees of the Trust is responsible for overseeing the interfund borrowing and lending program. A delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.
LENDING OF SECURITIES. In order to generate additional income, the Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned.
INVESTMENT STRATEGY. Securities lending may represent no more than one‑third of the value of the Fund’s total assets (including the loan collateral). Any cash collateral received by the Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding the Fund’s investments in particular types of securities. The securities lending program is not currently operational, although an Underlying Fund may lend up to one‑third of the value of its total assets through its securities lending program.
SPECIAL RISKS. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, the Fund could experience delays in recovering its securities and possibly may incur a capital loss. Upon return of the loaned securities, the Fund would be required to return the related cash collateral to the borrower and may be required to liquidate portfolio

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securities in order to do so. To the extent that the portfolio securities acquired with such collateral have decreased in value, it may result in the Fund realizing a loss at a time when it would not otherwise do so. As such, securities lending may introduce leverage into the Fund. Additionally, the amount of the Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of the Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”), may be reduced as a result of the Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by the Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.
LIBOR TRANSITION. The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offered Rate (“LIBOR”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. This announcement and any additional regulatory or market changes that occur as a result of the transition away from LIBOR and the adoption of alternative reference rates may have an adverse impact on the value of the Fund’s investments, performance or financial condition, and might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates.
TEMPORARY INVESTMENTS. To the extent consistent with its investment objectives and strategies, the Fund temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits) and repurchase agreements with maturities of 13 months or less.
INVESTMENT STRATEGY. The Fund temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment, to meet anticipated redemption requests. The Fund also may hold cash or invest in short-term obligations, longer-term debt obligations or preferred stock as a temporary measure mainly designed to limit the Fund’s losses in response to adverse market, economic or other conditions when the Investment Adviser believes that it is in the best interest of the Fund to pursue such a defensive strategy. The Investment Adviser may, however, choose not to make such temporary investments even in very volatile or adverse market conditions.
SPECIAL RISKS. The Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. In low interest rate environments, cash and cash equivalent assets may not generate income in excess of Fund expenses and therefore would impact the Fund’s performance. The Fund also may miss investment opportunities and have a lower total return during these periods.
VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include floating rate Treasury obligations, variable amount master demand notes and long-term variable and floating rate bonds (sometimes referred to as “Put Bonds”) where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments (“inverse floaters”). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.
INVESTMENT STRATEGY. To the extent consistent with its investment objectives and strategies, the Fund may invest in variable or floating rate instruments.
SPECIAL RISKS. Variable and floating rate instruments are subject to many of the same risks as fixed rate instruments, particularly credit risk and default risk, which could impede their value. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness. In addition, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of a

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variable or floating instrument, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate instrument that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner.
Floating rate instruments with an underlying rate based on LIBOR are subject to the risks disclosed under “LIBOR Transition.”
WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
INVESTMENT STRATEGY. To the extent consistent with its investment objectives and strategies, the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Fund generally would purchase securities in these transactions with the intention of acquiring the securities, the Fund may dispose of such securities prior to settlement if the Investment Adviser deems it appropriate to do so.
SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered.
Therefore, these transactions may have a leveraging effect on the Fund, making the value of an investment in the Fund more volatile and increasing the Fund’s overall investment exposure. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
The following provides additional risk information regarding investing in the Fund.
CYBERSECURITY RISK. With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and its investment adviser, custodian, transfer agent, distributor and other service providers and the financial intermediaries of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial‑of‑service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.
Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject the Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk. While the Fund and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Fund have limited ability to prevent or mitigate cybersecurity incidents affecting Service Providers, and such Service Providers may have limited indemnification obligations to the Fund or its investment adviser, and the Fund cannot control the cybersecurity plans and systems put in place by the Service Providers or any other third parties whose operation may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.
INFLATION-INDEXED SECURITIES RISK is the risk that certain Funds may be required to liquidate certain investments when it is not advantageous to do so in order to make distributions to shareholders. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the Fund may be required to make annual

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distributions to shareholders that exceed the cash the Fund received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. In periods of deflation, the Fund may not receive any income from an inflation-indexed security, which may cause amounts previously distributed to be characterized in some circumstances as a return of capital.
LARGE SHAREHOLDER RISK. To the extent a significant percentage of the shares of the Fund are owned or controlled by a small number of account shareholders (or a single account shareholder), including funds or accounts over which the Investment Adviser or an affiliate of the Investment Adviser has investment discretion, the Fund is subject to the risk that those shareholders may purchase or redeem Fund shares in significant amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Investment Adviser or an affiliate of the Investment Adviser and may adversely affect the Fund’s performance if the Investment Adviser is forced to sell portfolio securities or invest cash when the Investment Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in each such Fund’s expense ratio. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund are delayed in investing new cash or otherwise maintain a larger cash position than they ordinarily would.
MATURITY RISK. The Fund will maintain the dollar-weighted average maturity of its portfolio within a specified range. However, the maturities of certain instruments, such as variable and floating rate instruments, are subject to estimation. In addition, in calculating average weighted maturities, the maturity of mortgage and other asset-backed securities will be based on estimates of average life. As a result, the Fund cannot guarantee that these estimates will, in fact, be accurate or that its average maturities will remain within any specified limits.
OPERATIONAL RISK. The Investment Adviser and other Fund service providers may be subject to operational risk and may experience disruptions and operating errors. In particular, these errors or failures in systems and technology, including operational risks associated with reliance on third party service providers, may adversely affect the Fund’s ability to calculate its NAV in a timely manner, including over a potentially extended period. Moreover, disruptions (for example, pandemics and health crises) that cause prolonged periods of remote work or significant employee absences at the Fund’s service providers could impact the ability to conduct the Fund’s operations. While service providers are required to have appropriate operational risk management policies and procedures in place, their methods of operational risk management may differ from those of the Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Investment Adviser, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Investment Adviser, Sub‑Advisers or other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
The Fund may invest in other securities and are subject to further restrictions and risks that are described in the SAI. Additional information about the Fund, its investments and related risks can also be found in “Investment Objectives and Strategies” in the SAI.
DISCLAIMERS
The Fund is not sponsored, endorsed, sold or promoted by Intercontinental Exchange, nor does Intercontinental Exchange guarantee the accuracy and/or completeness of the ICE BofA 1‑Year U.S. Treasury Bill Index or any data included therein. Intercontinental Exchange makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the ICE BofA 1‑Year U.S. Treasury Bill Index or any data included therein. Intercontinental Exchange makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the ICE BofA 1‑Year U.S. Treasury Bill Index or any data included therein.
NTI does not guarantee the accuracy and/or the completeness of the broad-based securities market indices or any data included therein or the descriptions of the index providers, and NTI shall have no liability for any errors, omissions, or interruptions therein.
NTI makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any index or any data included therein. Without limiting any of the foregoing, in no event shall NTI have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

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FINANCIAL HIGHLIGHTS
THE FINANCIAL HIGHLIGHTS TABLE is INTENDED TO HELP YOU UNDERSTAND THE FUND’S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS. BECAUSE THE SIEBERT WILLIAMS SHANK SHARES ARE A NEW CLASS OF SHARES OF THE FUND, INFORMATION IS SHOWN FOR THE FUND’S SHARES CLASS SHARES, WHICH IS OFFERED IN A SEPARATE PROSPECTUS.
Certain information reflects the financial results for a single Shares Class share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund for a share held for the entire period (assuming reinvestment of all dividends and distributions).
The information for the six-month period ended September 30 has been derived from the Fund’s unaudited semiannual financial statements included in the Fund’s semiannual report dated September 30, 2021. The information for the fiscal years ended March 31 has been derived from financial statements that have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report. Copies of the semiannual and annual report are available upon request and without charge. The Fund’s annual report, which is available upon request and without charge by calling 800‑595‑9111, is also available on the Trust’s website at https://www.northerntrust.com/united‑states/what‑we‑do/investment‑management/northern‑funds/funds‑and‑performance/fixed‑income/NUSFX.

NORTHERN FUNDS PROSPECTUS	43	ULTRA‑SHORT FIXED INCOME FUND

ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

FINANCIAL HIGHLIGHTS	FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED) OR THE FISCAL YEARS ENDED MARCH 31

ULTRA-SHORT FIXED INCOME FUND
Selected per share data	SIX MONTHS ENDED SEP 30, 2021 (UNAUDITED)	FISCAL YEAR ENDED MAR 31, 2021		FISCAL YEAR ENDED MAR 31, 2020		FISCAL YEAR ENDED MAR 31, 2019		FISCAL YEAR ENDED MAR 31, 2018		FISCAL YEAR ENDED MAR 31, 2017
Net Asset Value, Beginning of Period	$10.31	$10.10		$10.19		$10.15		$10.21		$10.18
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.03	0.11		0.24		0.23		0.15		0.12
Net realized and unrealized gains (losses)	0.01	0.23		(0.09)		0.04		(0.06)		0.03
Total from Investment Operations	0.04	0.34		0.15		0.27		0.09		0.15
LESS DISTRIBUTIONS PAID:
From net investment income	(0.03)	(0.11)		(0.24)		(0.23)		(0.15)		(0.12)
From net realized gains	—	(0.02)		—		—	(1)	—	(1)	—
Total Distributions Paid	(0.03)	(0.13)		(0.24)		(0.23)		(0.15)		(0.12)
Net Asset Value, End of Period	$10.32	$10.31		$10.10		$10.19		$10.15		$10.21
Total Return(2)	0.39%	3.29%		1.45%		2.75%		0.96%		1.45%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$3,862,977	$3,690,747		$2,189,187		$2,424,799		$2,590,298		$2,207,740
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits	0.25%	0.25	%(4)	0.25	%(4)	0.25	%(4)	0.25	%(4)	0.25	%(4)
Expenses, before reimbursements and credits	0.28%	0.28%		0.28%		0.27%		0.26%		0.26%
Net investment income, net of reimbursements and credits	0.55%	0.94	%(4)	2.33	%(4)	2.30	%(4)	1.51	%(4)	1.15	%(4)
Net investment income, before reimbursements and credits	0.52%	0.91%		2.30%		2.28%		1.50%		1.14%
Portfolio Turnover Rate	34.10%	73.99%		75.95%		59.63%		58.41%		52.98%

(1)	Per share amounts were less than $0.01 per share.

(2)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $142,000, $43,000, $44,000, $56,000 and $74,000 which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

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ULTRA-SHORT FIXED INCOME FUND—SIEBERT WILLIAMS SHANK SHARES

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NORTHERN FUNDS PROSPECTUS	47	ULTRA‑SHORT FIXED INCOME FUND

Siebert Williams Shank

A SHANK WILLIAMS CISNEROS COMPANY

Siebert Williams Shank & Co., LLC
100 Wall Street, 18th Floor
New York, NY 10005
Siebertwilliams.com

ANNUAL/SEMIANNUAL REPORTS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

Additional information about the Fund and its policies is also available in the SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Fund's annual and semiannual reports and the SAI are available free upon request by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to: northern-funds@ntrs.com. The SAI and other information are available from a financial intermediary (such as a broker-dealer or bank) through which the Fund's shares may be purchased or sold.

FOR SHAREHOLDER INQUIRIES OR TO OBTAIN INFORMATION:

BY TELEPHONE

Call 800-595-9111

BY MAIL

ON THE INTERNET

The Fund's documents are available online and may be downloaded from:

- The EDGAR database on the SEC's web site at sec.gov (text only)
- Northern Funds website at northerntrust.com/funds

Reports and other information about Northern Funds are available on the Edgar database on the SEC's internet site at http://www.sec.gov. You may also obtain copies of Northern Funds documents, after paying a duplicating fee, by sending your electronic request to: publicinfo@sec.gov.

NORTHERN FUNDS®

MANAGED BY NORTHERN TRUST

811-08236

Ultra-Short Fixed Income Fund 48 NORTHERN FUNDS PROSPECTUS

©2021 Northern Funds

NF PRO SWSFX (12/21)

NORTHERN FUNDS

(THE “TRUST”)

PART B

STATEMENT OF ADDITIONAL INFORMATION

December 6, 2021

ULTRA-SHORT FIXED INCOME FUND

Siebert Williams Shank Shares (SWSFX)

This Statement of Additional Information dated December 6, 2021 (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the Prospectus dated December 6, 2021, as amended or supplemented from time to time (the “Prospectus”), for the Siebert Williams Shank shares of the Ultra-Short Fixed Income Fund (the “Fund”). Copies of the Prospectus may be obtained without charge from the Trust’s transfer agent, The Northern Trust Company (in such capacity, the “Transfer Agent”) by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

The audited financial statements for the Fund and related report of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the annual report to the Fund’s shareholders for the fiscal year ended March 31, 2021, as well as the unaudited financial statements of the Fund contained in the Fund’s semiannual report to shareholders for the six-month period ended September 31, 2021, are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual report or semi-annual report are incorporated by reference herein. Copies of the annual and semi-annual reports may be obtained upon request and without charge by calling 800-595-9111 (toll-free).

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, Siebert Williams Shank & Co., LLC or its affiliates, or The Northern Trust Company (“TNTC”), its affiliates, subsidiaries or any other bank. An investment in the Fund involves investment risks, including possible loss of principal.

ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

The Trust is an open-end management investment company. The Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is a series of the Trust that was formed as a Delaware statutory trust on February 7, 2000 under an Agreement and Declaration of Trust, as amended from time to time (the “Trust Agreement”). The Trust also offers other funds, which are not described in this SAI.

The Fund offers two classes of shares: Shares and Siebert Williams Shank shares. Only Siebert Williams Shank shares are described in this SAI.

INVESTMENT OBJECTIVE AND STRATEGIES

The following supplements the investment objective, strategies and risks of the Fund as set forth in the Prospectus. The investment objective of the Fund may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Except as expressly noted below, the Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, the Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser,” and collectively with TNTC, “Northern Trust”) to be substantially similar to those of any other investment otherwise permitted by the Fund’s investment strategies.

NAMES RULE POLICY. The Fund has adopted a policy as stated in its prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name. To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders of the Fund will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in such policy. For these purposes, “net assets” include the amount of any borrowings for investment purposes and the amount of “net assets” is measured at the time of purchase.

ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the Fund’s average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Asset-backed securities acquired by the Fund may include collateralized mortgage obligations (“CMOs”). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits (“REMICs”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases, CMOs may be highly leveraged and very speculative.

There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, except as described below, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Fund’s liquidity and value.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”).

Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers. Under the conservatorship, the management of Freddie Mac and Fannie Mae was replaced. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae, which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things): the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator; the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury; market responses to developments at Freddie Mac and Fannie Mae; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Fund.

Under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac participation certificates. In June 2019 Fannie Mae and Freddie Mac began issuing UMBS in place of their current offerings of “to be announced”-eligible mortgage-backed securities. The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain.

Mortgage- and asset-backed securities are also subject to the risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Any economic downturn could increase the risk that such assets underlying asset-backed securities purchased by the Fund will also suffer greater levels of default than were historically experienced.

In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities acquired by the Fund may also include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities.

A CBO is a trust or other special purpose entity (“SPE”) that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Investments in CLOs organized outside of the United States may not be deemed to be foreign securities if a CLO is collateralized by a pool of loans, a substantial portion of which are U.S. loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid investments. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

BANK LOANS. To the extent consistent with its investment objective and strategies, the Fund may invest in loans. The primary risk in an investment in loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans in which the Fund invests may be made to finance highly leveraged borrowers, which may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans in which the Fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans that hold a more senior position in the borrower’s capital structure and/or are secured with collateral. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. In addition, loans are generally subject to liquidity risk. The Fund may acquire interests in loans by purchasing participations in and/or assignments of portions of loans from third parties or by investing in pools of loans, such as collateralized debt obligations (see “Asset-Backed (including Mortgage-Backed) Securities” on page 4). The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet the Fund’s redemption obligations. The Fund may have difficulty disposing of its investments in loans, and the market for such instruments may lack sufficient liquidity. In addition, Loans held by the Fund might not be considered securities for purposes of the Securities Act of 1933 as amended (the “1933 Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, therefore, a risk exists that purchasers, such as the Fund, may not be entitled to rely on the anti-fraud provisions of the 1933 Act or the Exchange Act.

Although loan investments are generally subject to certain restrictive covenants in favor of the investor, certain of the loans in which the Fund may invest may be issued or offered as “covenant lite” loans, which have few or no financial maintenance covenants. “Financial maintenance covenants” are those that require a borrower to maintain certain financial metrics during the life of the loan, such as maintaining certain levels of cash flow or limiting leverage. In the event of financial deterioration on the part of the borrower, these covenants are included to permit the lenders to renegotiate the terms of the loan, such as increasing borrowing costs to the borrower, or to take other actions which would improve the position of the lender. Accordingly, the Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant lite loans than its holdings of loans or securities with financial maintenance covenants, which may result in losses to the Fund, especially during a downturn in the credit cycle. Although covenant lite loans contain few or no financial maintenance covenants, information necessary to monitor a borrower’s financial performance may be available without covenants to lenders and the public alike, and can be used to detect such early warning signs as deterioration of a borrower’s financial condition or results. When such information is available, the Investment Adviser will seek to take appropriate action without the help of covenants in the loans.

BORROWINGS. The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments in an effort to increase the Fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When the Fund invests borrowing proceeds in other securities, the Fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the Fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the Fund’s return.

The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to their borrowing obligations. This could adversely affect the Fund’s strategy and result in lower returns. Interest on any borrowings will be the Fund expense and will reduce the value of the Fund’s shares. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. During the term of the borrowing, the Fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the Fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the Fund’s strategy and result in lower returns. The Fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the Fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

BRADY BONDS. To the extent consistent with its investment objectives and strategies, the Fund may invest in certain debt obligations, customarily referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with a debt restructuring. Brady Bonds have only been issued since 1989, and are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds and thus are subject to the risk of default by the issuer. Brady Bonds may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated), and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in-full as to principal due at maturity by U.S. Treasury zero coupon obligations, which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. Payment of interest and (except in the case of principal collateralized Brady Bonds) principal on Brady Bonds with no or limited collateral depends on the willingness and ability of the foreign government to make payment. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course.

Restructured Investments. Included among the issuers of emerging country debt securities are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are often organized by investment banking firms, which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments, such as Brady Bonds, and the issuance by the entity of one or more classes of securities (“Restructured Investments”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Restructured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or investment rate provisions. Because Restructured Investments of the type in which the Fund may invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Based upon current market conditions, the Fund would not intend to purchase Brady Bonds that, at the time of investment, are in default as to payment. However, in light of the residual risk of Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Fund invests are likely to be acquired at a discount, which involves certain additional considerations.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.

These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

To the extent consistent with its investment objective and strategies, the Fund is permitted to invest in a class of Restructured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Restructured Investments typically have higher yields and present greater risks than unsubordinated Restructured Investments. Although the Fund’s purchases of subordinated Restructured Investments would have a similar economic effect to that of borrowing against the underlying securities, such purchases will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Fund’s assets that may be used for borrowing.

Certain issuers of Restructured Investments may be deemed to be “investment companies” as defined in the Act. As a result, the Fund’s investments in these Restructured Investments may be limited by the restrictions contained in the Act. Restructured Investments are typically sold in private placement transactions, and there currently is no active trading market for most Restructured Investments.

CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country weightings, cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.

The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolios from time to time as business and economic conditions as well as market prices may dictate. Please see the Financial Highlights tables in the Fund’s Prospectuses for the Fund’s portfolio turnover rate for the fiscal year ended March 31, 2021.

COLLATERALIZED DEBT OBLIGATIONS. To the extent consistent with its investment objectives and strategies, the Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and other administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade.

Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers, and such CDOs may be characterized by the Fund as liquid securities. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund’s prospectus (e.g., interest rate risk and credit/default risk), CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. To the extent consistent with its investment objective and strategies, the Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

The Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Commercial paper is generally unsecured and usually discounted from its value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is also susceptible to changes in the issuer’s financial condition or credit quality. In addition, under certain circumstances commercial paper may become illiquid or may suffer from reduced liquidity. Commercial paper purchased by the Fund may include asset-backed commercial paper. Asset-backed commercial paper is issued by a SPE that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Because the Fund may hold investments in non-U.S. bank obligations, an investment in the Fund involves certain additional risks associated with foreign investments, as further described under “Foreign Investments—General.”

COMMODITY-LINKED SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative instruments, which are designed to provide this exposure without direct investment in physical commodities. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked derivative instruments may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease (including pandemic), tariffs, embargoes, acts of war or terrorism, or political and regulatory developments.

The commodities that underlie commodity futures contracts and commodity swaps may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. There cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

COMMODITY-RELATED SECURITIES RISK is the risk that investing in commodity-related securities investments may subject the Fund to greater volatility than investments in other kinds of securities. In addition to overall market movements, commodity-related securities may be adversely impacted by commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease (including pandemic), tariffs, embargoes, acts of war or terrorism, or political and regulatory developments.

To the extent consistent with its investment objective and strategies, the Fund may invest a portion of its assets in commodity-related securities. Commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. The effect of future regulations affecting commodity-related industries cannot be predicted. The value of the Fund’s investments in commodity-related securities may decline and fluctuate in a rapid and unpredictable manner.

CONVERTIBLE SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

In selecting convertible securities, the Investment Adviser may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock, and may vary in price in response to changes in the price of the underlying common stock, with greater volatility. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund would be required to (i) permit the issuer to redeem the security, (ii) convert it into the underlying common stock or (iii) sell it to a third party. Any of the actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. The Fund generally will seek to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on the Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

CORPORATE DEBT SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may invest in corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments).

Corporate debt securities are taxable debt obligations issued by corporations and may pay fixed or variable rates of interest or interest at a rate contingent upon some other factor, such as the price of some commodity. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, such as TIGRs (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasury Securities). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities, which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue. Custodial receipts may not be considered obligations of the U.S. government or other issuer of the security held by the custodian for the purposes of the securities laws. If for tax purposes the Fund is not considered to be the owner of the securities held in the underlying trust or custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, the Fund will bear its proportionate share of the fees or expenses charged to the custodial account.

CYBERSECURITY RISK. With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Investment Adviser, other service providers (including, but not limited to, the sub-administrator, custodian, sub-custodians, transfer agent and financial intermediaries) or the Fund’s shareholders have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its shareholders, interference with the Fund’s ability to calculate their net asset values (“NAV”), impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Investment Adviser has established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund and its Investment Adviser, have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or its Investment Adviser, and the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.

DEMAND FEATURES AND GUARANTEES. To the extent consistent with its investment objective and strategies, the Fund may invest a significant percentage of its assets in securities that have demand features, guarantees or similar credit and liquidity enhancements. A demand feature permits the holder of the security to sell the security within a specified period of time at a stated exercise price and entitles the holder of the security to receive an amount equal to the approximate amortized cost of the security plus accrued interest. A guarantee permits the holder of the security to receive, upon presentment to the guarantor, the principal amount of the underlying security plus accrued interest when due or upon default. A guarantee is the unconditional obligation of an entity other than the issuer of the security. Demand features and guarantees can effectively:

•	shorten the maturity of a variable or floating rate security;

•	enhance the security’s credit quality; and

•	enhance the ability to sell the security.

The aggregate price for a security subject to a demand feature or a guarantee may be higher than the price that would otherwise be paid for the security without the guarantee or the demand feature. When the Fund purchases securities subject to guarantees or demand features, there is an increase in the cost of the underlying security and a corresponding reduction in its yield. Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the security to pay for the underlying securities at the time the demand is exercised, non-marketability of the security and differences between the maturity of the underlying security and the maturity of the demand security. Because the Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund.

DEPOSITARY RECEIPTS. Depositary receipts demonstrate ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign security. Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and non-voting depositary receipts (“NVDRs”). To the extent consistent with their investment objectives and strategies, the Fund may invest in ADRs, EDRs, GDRs and/or NVDRs.

ADRs in registered form are typically issued by a U.S. bank or trust company, traded in U.S. dollars, and are designed for use in the domestic market. GDRs, EDRs, NVDRs and other similar instruments may be issued by a U.S. or non-U.S. entity. GDRs are tradable both in the United States and Europe and are designed for use throughout the world. EDRs are issued in bearer form and are designed for use in European securities markets.

Depositary receipts in general are subject to many of the risks associated with foreign investing (e.g., increased market, illiquidity, currency, political, information and other risks), and even where traded in U.S. dollars are subject to currency risk if the underlying security is traded in a foreign currency. Unsponsored depositary receipts are issued without the participation of the issuer of the underlying foreign security and there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored depositary receipts. Even if there is information available, there may not be a correlation between such information and the market value of the depositary receipts.

EQUITY-LINKED NOTES. An equity-linked note (“ELN”) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “Underlying Equity”). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. To the extent consistent with its investment objective and strategies, the Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. The Fund may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). The Fund may or may not hold an ELN until its maturity.

Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (“STRYPES”), Trust Automatic Common Exchange Securities (“TRACES”), Trust Issued Mandatory Exchange Securities (“TIMES”) and Trust Enhanced Dividend Securities (“TRENDS”). The issuers of these equity-linked securities generally purchase and hold a portion of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

ELNs also include participation notes issued by a bank or broker-dealer that entitles the Fund to a return measured by the change in value of an Underlying Equity. Participation notes are typically used when a direct investment in the Underlying Equity is restricted due to country-specific regulations. Investment in a participation note is the same as investment in the constituent shares of the company (or other issuer type) to which the Underlying Equity is economically tied. A participation note represents only an obligation of the company or other issuer type to provide the Fund the economic performance equivalent to holding shares of the Underlying Equity. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant Underlying Equity. In other words, shares of the Underlying Equity are not in any way owned by the Fund.

EQUITY SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may invest in equity securities. “Equity securities” include common stocks, preferred stocks, investment companies including ETFs, interests in real estate investment trusts (“REITs”), convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.

Investing in equity securities involves market risk. Market risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

Over the past several years, stock markets have experienced substantial price volatility. Growth stocks are generally more sensitive to market movements than other types of stocks and their stock prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period. Stock prices may fluctuate from time to time in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry trends and developments, and the stock prices of such companies may decline in response.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. These events and the possible resulting market volatility from the ongoing effects of the COVID-19 pandemic or any future interest rate increases may have an adverse effect on the Fund.

EQUITY SWAPS. To the extent consistent with its investment objective and strategies, the Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may be used by the Fund to the extent consistent with its investment objective and strategies for hedging purposes, to seek to increase total return, or for liquidity management purposes. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s obligations, the Fund and the

Investment Adviser believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P or Fitch; or A or Prime-1 or better by Moody’s, or has received a comparable rating from another organization that is recognized as a NRSRO. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. For a description of CFTC regulations affecting swap transactions and certain other derivatives, see “Futures Contracts and Related Options.”

EXCHANGE-TRADED NOTES. To the extent consistent with their investment objectives and strategies, the Fund may invest in Exchange-Traded Notes (“ETNs”). ETNs are a type of debt security that trades on exchanges and promises a return linked to a market index or other benchmark. ETNs are unsecured debt obligations of the issuer—typically a bank or another financial institution. They differ from traditional bonds in certain ways. For example, unlike traditional bonds, ETNs typically do not pay any interest payments to investors. Instead, the issuer promises to pay the holder of the ETN an amount determined by the performance of the underlying index or benchmark on the ETN’s maturity date (typically 10, 30 or in some cases even 40 years from issuance), minus any specified fees. The performance of an ETN over long periods can differ significantly from the performance of the underlying index or benchmark. Some ETNs are callable at the issuer’s discretion. In addition, unlike traditional bonds, ETNs trade on exchanges throughout the day at prices determined by the market, similar to stocks or exchange-traded funds. But unlike exchange-traded funds, ETNs do not buy or hold assets to replicate or approximate the performance of the underlying index. The secondary market price of an ETN may differ significantly from its indicative value as calculated by the issuer.

The issuer of an ETN may engage in trading activity that is at odds with the interests of investors who hold the ETNs.

ETNs carry various risks, including default risk, credit risk, market risk and liquidity risk. The absence of an active secondary market for ETNs could make it difficult to dispose of the ETNs.

FOREIGN INVESTMENTS—GENERAL. To the extent consistent with its investment objective and strategies, the Fund may invest in foreign securities, including bonds and other fixed income securities of foreign issuers. Foreign bonds and fixed-income securities purchased by the Fund must be U.S. dollar-denominated. Foreign fixed-income securities may include eurodollar convertible securities, which are fixed-income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer.

To the extent consistent with its investment objective and strategies, the Fund also may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies, instrumentalities or sponsored enterprises, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the International Bank for Reconstruction and Development (also known as the World Bank)) designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

Investment in foreign securities involves special risks. These include market risk, interest rate risk, and market trading risk. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of the Fund to the extent that it invests in foreign securities. The holdings of the Fund, to the extent that it invests in fixed-income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes.

There are other risks and costs involved in investing in foreign securities, which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political, financial, social and economic developments in foreign countries (including, for example, military confrontations, war and terrorism), the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, trade restrictions (including tariffs) or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the United States. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

The energy, materials and agriculture sectors may account for a large portion of a foreign country’s exports. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on a country’s economy. Commodity prices may be influenced or characterized by unpredictable factors, including where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by the Fund that are dependent on a single commodity, or are concentrated in a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.

European countries can be affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In June of 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound and heightened risk of continued worldwide economic volatility. Pursuant to Article 50 of the Treaty of Lisbon, the UK gave notice in March 2017 of its withdrawal from the EU and commenced negotiations on the terms of withdrawal. Following years of negotiation and multiple deadline extensions, the UK withdrew from the EU on January 31, 2020.

The effects of this withdrawal will depend, in part, on trade and finance agreements the UK negotiates to retain access to EU markets. The UK’s exit from the EU may cause significant market volatility and illiquidity, currency fluctuations, deterioration in economic activity, legal uncertainty, a decrease in business confidence, and increased likelihood of a recession in the UK. This may increase redemptions from Fund that holds impacted securities or cause the value of the Fund’s securities that are economically tied to the UK or EU to decline. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the price of other securities rise or remain unchanged. There is significant uncertainty regarding Brexit’s ramifications and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by those actions. Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU, which could exacerbate market and currency volatility and negatively impact the Fund’s investments in securities issued by companies located in EU countries. Other economic challenges facing Europe include high levels of public debt, significant rates of unemployment, aging populations, mass migrations from the Middle East and Africa and heavy regulation in certain economic sectors. European governments have taken unprecedented steps to respond to the economic crises and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the Fund’s investments. In addition, Ukraine has experienced an ongoing military conflict; this conflict may expand and military attacks could occur in Europe. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

To the extent consistent with their investment objectives and strategies, the Fund may invest in foreign debt, including the securities of foreign governments, in both developed and emerging markets. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by U.S. entities or citizens.

Dividends and interest payable on the Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See “Taxes.”

The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which they invest, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes.”

Investors should understand to the extent the Fund invests primarily in foreign securities, the expense ratio of the Fund can be expected to be higher than those funds investing primarily in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies appointed by the Fund’s custodian, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the United States. Some foreign sub-custodians may be recently organized or new to the foreign custody business. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Fund. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a foreign sub-custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. Under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to deliver payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country.

FOREIGN INVESTMENTS—EMERGING AND FRONTIER MARKETS. To the extent consistent with its investment objective and strategies, the Fund may invest in issuers based in or economically tied to emerging and frontier markets countries. Emerging and frontier market countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries.

In general, the securities markets of emerging and frontier countries are less liquid, subject to greater price volatility, and have a smaller market capitalization than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the United States. In particular, the assets and profits appearing on the financial statements of emerging and frontier country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging and frontier country issuers than is available about issuers in the United States.

Emerging and frontier country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging and frontier countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging and frontier countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging and frontier country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Certain emerging and frontier market countries may have antiquated legal systems, which may adversely impact the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging and frontier market countries. Similarly, the rights of investors in emerging and frontier market companies may be more limited than those of shareholders in U.S. corporations. In addition, the systems of corporate governance to which issuers in certain emerging and frontier countries are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging and frontier countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging and frontier countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Certain emerging and frontier countries may restrict or control foreign investments in their securities markets. These restrictions may limit the Fund’s investment in those countries and may increase the expenses of the Fund. Certain emerging and frontier countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging and frontier countries may be subject to restrictions that require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.

Emerging and frontier countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) social unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

Investment exposure to China subjects the Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The Chinese government has undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. The Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy. Reduction in spending on Chinese products and services or the institution of tariffs or other trade barriers by China’s key trading partners may also have an adverse impact on the Chinese economy. Recently, the U.S. has instituted trade tariffs on certain goods from China to which China has initiated retaliatory tariffs on certain goods from the U.S. Further escalation of a trade war between the U.S. and China may have an adverse effect on both the U.S. and Chinese economies.

The Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (both programs collectively referred to as the Connect Program) are securities trading and clearing programs through which the Fund can trade eligible listed China A-shares. The Connect Program is subject to quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in China A-shares through the Connect Program and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Connect Program. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Connect Program. Because the Connect Program is in its early stages, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Connect Program is subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited, and the Shenzhen Stock Exchange, and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that all three exchanges will continue to support the Connect Program in the future.

Investments in China A-shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of the Shanghai Stock Exchange and the Shenzhen Stock Exchange defaulted, the Fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Connect Program in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, the Fund investing through the Connect Program must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The existence of a liquid trading market for China A-shares may depend on whether there is supply of, and demand for, such China A-shares. Market volatility and settlement difficulties in the China A-shares markets may also result in significant fluctuations in the prices of the securities traded on such markets. China A-shares purchased through the Connect Program are held in nominee name and not the Fund’s name as the beneficial owner. It is possible, therefore, that the Fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, the Fund may not be able to participate incorporate actions affecting China A-shares held through the Connect Program due to time constraints or for other operational reasons. Trades on the Connect Program are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, the Fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that the Fund may use to execute trades. If an investor holds 5% or more of the total shares issued by a China A-share issuer, whether or not such shares were acquired through the Stock Connect Program, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If the Fund holds 5% or more of the total shares of a China A-share issuer through its Connect Program investments, its profits may be subject to these limitations. All accounts managed by the Adviser and/or its affiliates will be aggregated for purposes of this 5% limitation, which makes it more likely that the Fund’s profits may be subject to these limitations

The economies of emerging and frontier countries may suffer from unfavorable growth of gross domestic product, rates of inflation and hyperinflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging and frontier countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging and frontier countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging and frontier countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging and frontier countries are vulnerable to weakness in world prices for their commodity exports.

Risks related to currencies and corporate actions are also greater in emerging and frontier countries than in developed countries. For example, some emerging and frontier countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain emerging and frontier countries may experience sudden and large adjustments in their currency, which can have a disruptive and adverse effect on foreign investors. Some emerging and frontier countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates, which can have negative effects on a country’s economy and securities markets. Some emerging and frontier countries may impose restrictions on the free conversion of their currencies into foreign currencies, including the U.S. dollar. Corporate action procedures in emerging and frontier countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.

Many emerging and frontier countries are highly dependent on foreign loans for their operations. There have been moratoria on, and refinancing of, repayments with respect to these loans. Some of the refinancings have imposed restrictions and conditions on the economies of such nations that have adversely affected their economic growth.

Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

FOREIGN INVESTMENTS—LIQUIDITY AND TRADING VOLUME RISKS. To the extent the Fund invests a significant percentage of its assets in foreign securities, the Fund may be subject to the liquidity and trading volume risks associated with international investing. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund to buy or sell foreign portfolio securities at a desirable time or price, which could result in investment losses. This risk of portfolio illiquidity is heightened with respect to small- and mid-capitalization securities, generally, and foreign small- and mid-capitalization securities in particular. The Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets. The Investment Adviser will fair value in good faith any securities it deems to be illiquid under consistently applied procedures established by the Board. Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. Although it is difficult to accurately assess trends in trading volumes in foreign markets because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes may pose challenges to the Fund. This is particularly so to the extent the Fund invests in small- and mid-capitalization companies, which usually have lower trading volumes and take sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell the securities of such companies, which can exacerbate the Fund’s exposure to volatile markets. The Fund may also be limited in its ability to execute favorable trades in foreign portfolio securities in response to changes in company prices and fundamentals. If the Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As the Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. To the extent consistent with its investment objective and strategies, the Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed-delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party. In addition, recently finalized rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements that require the Fund to post collateral in connection with its To Be Announced (“TBA”) transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When the Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments or will otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining the Fund’s average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

FUTURES CONTRACTS AND RELATED OPTIONS. To the extent consistent with its investment objective and strategies, the Fund may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, to seek to increase total return or for liquidity management purposes, to invest cash balances or dividends or to minimize trading costs; or to gain exposure to certain countries.

The Investment Adviser, with respect to the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualifications as regulated investment companies for federal income tax purposes. In February 2012, however, the CFTC adopted certain regulatory changes that will subject the adviser of an investment company to registration with the CFTC as a CPO if the investment company is unable to comply with certain trading and marketing limitations. The Trust, on behalf of the Fund, is required to affirm the Fund’s CPO exclusion annually within 60 days of the start of the calendar year.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Investment Adviser was required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.

When used as a hedge, the Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase a futures contract as a hedge in anticipation of a purchase of securities. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Certain derivatives traded in over-the-counter (“OTC”) markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and may not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

For a further description of futures contracts and related options, see Appendix B to this SAI.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may purchase high yield foreign sovereign debt securities. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability (e.g., government instability, poor socioeconomic conditions, corruption, lack of democratic accountability, internal and external conflict, poor quality of bureaucracy, and religious and ethnic tensions). Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

ILLIQUID OR RESTRICTED INVESTMENTS. Pursuant to Rule 22e-4 under the 1940 Act, the Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may purchase commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”) and investments that are not registered under the 1933 Act, including restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. The Investment Adviser will consider whether restricted securities are liquid or illiquid, taking into account relevant market trading and investment-specific considerations consistent with applicable SEC guidance. Investing in Rule 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these investments. To the extent an investment held by the Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to greater liquidity risk.

The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Trustees have approved the designation of the Investment Adviser to administer the Trust’s liquidity risk management program and related procedures.

The Fund may be limited in pursuing investment opportunities, particularly those in emerging and frontier markets by the limits on its ability to hold illiquid investments. Certain investments trade in lower volume and may be less liquid than securities of large established companies. Because the SEC places a limit of 15% of net assets that can be invested in illiquid investments, the Fund may be forced to forego investments in securities that are deemed illiquid.

INFLATION-INDEXED SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may invest in inflation-indexed securities, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common: the U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the security; most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. If the Fund purchases inflation indexed securities on the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The Fund also may invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-advantaged accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income. Inflation-indexed Treasury securities therefore have a potential cash flow mismatch to an investor because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds. The Fund, however, distributes income on a monthly basis. Fund investors will receive dividends that represent both the interest payments and the principal adjustments of the inflation-indexed securities held in the Fund.

INSURANCE FUNDING AGREEMENTS. To the extent consistent with its investment objective and strategies, the Fund may invest in insurance funding agreements (“IFAs”). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company’s general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to the Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent. This means that it may be difficult to sell an IFA at an appropriate price or that these investments may be considered illiquid.

INTEREST RATE SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. To the extent consistent with its investment objective and strategies, the Fund may enter into swap transactions, including interest rate, total rate of return, credit swap transactions, and transactions involving interest rate floors, caps and collars for hedging purposes and/or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. Interest rate swaps are contracts that obligate the Fund and another party to exchange their rights to pay or receive interest. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis, i.e.; the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. To the extent that the amount payable by the Fund under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Fund and its Investment Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The use of credit default swaps may be limited by the Fund’s limitations on illiquid investments.

When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

The Fund will not enter into a total rate of return, credit, or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P or Fitch, or A or Prime-1 or better by Moody’s or a comparable rating from another organization that is recognized as an NRSRO or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest rate, total rate of return, and credit swaps, as well as interest rate caps, floors and collars, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values and interest rates rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

In addition, these transactions can involve greater risks than if the Fund had invested in the reference obligation directly because, in addition to general market risk, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the interbank market. The Investment Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of the Fund’s transactions in swaps, caps, floors and collars. Under the Dodd-Frank Act, certain derivatives will potentially become subject to margin requirements and swap dealers will potentially be required to collect margin from the Fund with respect to such derivatives.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing recordkeeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. Rules requiring initial margin to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to the Fund, if the Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial margin in addition to variation margin. These instruments may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” below for additional information).

INVESTMENT COMPANIES. To the extent consistent with its investment objective and strategies, the Fund may invest in the securities of other affiliated and unaffiliated investment companies. Investments by the Fund or in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by an SEC exemptive order or rule. The Fund may rely on an SEC exemptive order or rule that permits them to invest in certain other investment companies, including ETFs, beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Pursuant to an exemptive order, the limits will not apply to the investment of securities lending collateral by the Fund in certain investment portfolios advised by NTI. In addition, these limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

The Fund may invest uninvested cash in the U.S. Government Portfolio (the “Sweep Portfolio”) of Northern Institutional Funds (“NIF”), an investment company that is advised by NTI.

The Sweep Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. The Sweep Portfolio and the Fund treat investments in the Sweep Portfolio as the purchase and redemption of the Sweep Portfolio’s Shares. The Fund investing in the Sweep Portfolio pursuant to an exemptive order participates equally on a pro rata basis in all income, capital gains and net assets of the Sweep Portfolio, and will have all rights and obligations of a shareholder, as provided in the NIF Trust Agreement, including voting rights. In addition to the management, transfer agency and custody fees payable by the Fund to the Investment Adviser and/or its affiliates, the Fund that invests its uninvested cash in the Sweep Portfolio pursuant to the terms of the exemptive order will bear indirectly a proportionate share of the Portfolio’s operating expenses, which include the foregoing fees. Currently, the aggregate annual rate of management, transfer agent and custodial fees payable to the Investment Adviser and/or its affiliates on the uninvested cash invested in the Sweep Portfolio is 0.25%. Pursuant to the exemptive order, the Investment Adviser is currently reimbursing each of the Fund invested in the Sweep Portfolio for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the Sweep Portfolio. The exemptive order requires the Fund’s Board to determine before a vote on the Management Agreement (as defined herein) that the management fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

In October 2020, the SEC adopted regulatory changes related to the ability of an investment company to invest, or remain invested in, other investment companies in excess of specified statutory limits. These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of new Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting certain fund of funds arrangements. These regulatory changes, with which the Fund will need to comply by January 19, 2022, may impose additional compliance related costs on the Fund, or may otherwise adversely impact the Fund’s operations.

If required by the 1940 Act, the Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

To the extent consistent with its investment objective and strategies, the Fund may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategy and restrictions as the Fund. However, the Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. The Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

LARGE TRADE NOTIFICATIONS. The transfer agent may from time to time receive notice that an authorized institution or other financial intermediary has received an order for a large trade in the Fund’s shares. The Investment Adviser may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be processed until the following business day. This practice provides for a closer correlation between the time shareholders place trade orders and the time the Fund enters into portfolio transactions based on those orders, and permits the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate their investment positions, in the case of redemption orders. On the other hand, the authorized institution or other financial intermediary may not ultimately process the order. In this case, the Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. The Fund may also suffer investment losses on those portfolio transactions. Conversely, the Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.

LENDING OF SECURITIES. In order to generate additional income, the Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one-third of the value of the Fund’s total assets (including the loan collateral).

Collateral for loans of portfolio securities made by the Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). Any cash collateral received by the Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through registered or unregistered money market funds. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in the Prospectus or SAI regarding the Fund’s investments in particular types of securities. The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis.

When the Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment in borrowed collateral. Additionally, the amount of the Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of the Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of the Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by the Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

The Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

Securities lending agreements may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” below for additional information).

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC, an affiliate of the Investment Adviser, may render securities lending services to the Fund. For such services, TNTC would receive a percentage of securities lending revenue generated for the Fund. In addition, cash collateral received by the Fund in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate. As of the date of this SAI, the Fund does not engage in securities lending.

LIBOR TRANSITION. Certain of the Fund’s investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offered Rate (“LIBOR”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. This announcement and any additional regulatory or market changes that occur as a result of the transition away from LIBOR and the adoption of alternative reference rates may have an adverse impact on the value of the Fund’s investments, performance or financial condition, and might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates.

LIQUIDITY RISK. Liquidity risk is the risk that the Fund will not be able to pay redemption proceeds within the time periods described in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing the Fund’s ability to sell particular securities or close out derivative positions at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like or difficult to value. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. For the same reason, less liquid securities that the Fund may want to invest in may be difficult or impossible to purchase. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on portfolio management or performance. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities derivatives or securities with potential market and/or credit risk tend to have the greatest exposure to liquidity risk. All of these risks may increase during periods of market volatility. The liquidity of certain assets, such as privately issued and non-investment grade mortgage- and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid securities may entail transaction costs that are higher than those for transactions in more liquid securities.

LOAN PARTICIPATIONS. To the extent consistent with their investment objectives and strategies, the Fund may invest in loan participations. Such loans must be to issuers in whose obligations the Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower, which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, often banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

Participation interests acquired by the Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Fund acts as co-lender in connection with a participation interest or when the Fund acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the agent bank may become insolvent.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the borrower and the financial intermediary issuing the participation interest. Loans may not be considered securities and the Fund may therefore not have the protections afforded by U.S. federal securities laws with respect to such investments.

The Fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal. In addition, the Fund may have difficulty disposing of its investments in loans. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the Fund normally will be regarded as illiquid. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular participations or assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans may also make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s investments and calculating its NAV.

For purposes of certain investment limitations pertaining to diversification of the Fund’s portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of a loan participation.

LOW OR NEGATIVE INTEREST RATES. Interest rates in the United States are currently at historically low levels. During periods when interest rates are low (or negative), the Fund’s yield (or total return) may also be low and fall below zero. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and increased redemptions, and may detract from the Fund’s performance to the extent the Fund is exposed to such interest rates and/or volatility. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with negative value intended to help create self-sustaining growth in the local economy. To the extent the Fund holds a negative-yielding debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject the Fund to increased counterparty risk to the Fund’s bank. If negative interest rates become more prevalent in the market or low or negative interest rates persist for a sustained period of time, investors may seek to reallocate their investment to other income-producing assets. This could cause the price of higher-yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit the Fund’s ability to locate fixed income instruments containing the desired risk/return profile.

MASTER LIMITED PARTNERSHIPS. The Fund may invest in master limited partnerships (“MLPs”) to the extent consistent with its investment objective and strategies. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a large portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs, taxed as partnerships, typically do not pay federal income tax at the entity level, subject to the application of certain partnership audit rules, and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or their satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon the purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Shareholders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

MONEY MARKET FUND INVESTMENTS. Certain money market funds in which the Fund may invest including certain money market funds managed by the Investment Adviser, operate as “institutional money market funds” under Rule 2a-7 of the 1940 Act and must calculate their NAV per share to the fourth decimal place (e.g., $1.0000) reflecting market-based values of the money market fund’s holdings. Because the share price of these money market funds will fluctuate, when the Fund sells its shares they may be worth more or less than what the Fund originally paid for them. The Fund could also lose money if the money market fund holds defaulted securities or as a result of adverse market conditions. These money market funds may impose a “liquidity fee” upon the redemption of their shares or may temporarily suspend the ability to redeem shares if the money market fund’s liquidity falls below the required minimums because of market conditions or other factors.

These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Adviser would otherwise redeem shares. If a liquidity fee is imposed or redemptions are suspended, the Fund may have to sell other investments at less than opportune times to raise cash to meet shareholder redemptions or for other purposes. The Investment Adviser, as a result of imposition of liquidity fees or suspension of redemptions, or the potential risk of such actions, may determine not to invest the Fund’s assets in a money market fund when it otherwise would, and may potentially be forced to invest in more expensive, lower-performing investments.

Imposition of a liquidity fee or temporary suspension of redemptions is at the discretion of a money market fund’s board of directors or trustees; however, they must impose a liquidity fee or suspend redemptions if they determine it would be in the best interest of the money market fund. Such a determination may conflict with the interest of the Fund. In the case of affiliated money market funds managed or sponsored by NTI or Northern, the Investment Adviser may also face a conflict of interest between recommending imposition of a liquidity fee or suspension of redemptions and continuing to maintain unrestricted liquidity for the investing Funds. In such circumstances, federal regulations require the money market fund’s board, Northern and the Investment Adviser to act in the best interest of the money market funds rather than the Fund, which could adversely affect the Fund.

The Fund may also invest in money market funds that invest at least 99.5% of their assets in U.S. government securities and operate as “government money market funds” under Rule 2a-7. Government money market funds may seek to maintain a stable price of $1.00 per share and are generally not required to impose liquidity fees or temporarily suspend redemptions. However, government money market funds typically offer materially lower yields than other money market funds with fluctuating share prices. Government money market funds face a risk that the money market fund will not be able to maintain a NAV per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the government money market fund, especially at a time when the fund needs to sell securities to meet shareholder redemption requests, could cause the value of the government money market shares to decrease to a price less than $1.00 per share.

The Fund could lose money invested in a money market fund. An investment in a money market fund, including a government money market fund, is not insured or guaranteed by the fund sponsor, FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund, and you should not expect that the sponsor or any person will provide financial support to a money market fund at any time.

In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent that fees and expenses, along with the fees and expenses of any other funds in which the Fund may invest, are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under “Fees and Expenses of the Fund.” By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

MORTGAGE DOLLAR ROLLS. To the extent consistent with its investment objective and strategies, the Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical, securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Adviser’s ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, the Fund proposes to treat mortgage dollar rolls as two separate transactions: one transaction involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks, including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument that the Fund is required to repurchase may be worth less than an instrument that the Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser’s ability to manage the Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls.

MUNICIPAL INSTRUMENTS. To the extent consistent with its investment objective and strategies, the Fund may invest in municipal instruments. Opinions relating to the validity of municipal instruments and to federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

Municipal instruments generally are issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They also are issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds also are issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.

State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal instruments include both “general” and “revenue” obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond usually is directly related to the credit standing of the private user of the facility involved.

Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.

To the extent consistent with its investment objective and strategies, the Fund also may invest in “moral obligation” bonds, which normally are issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Municipal bonds with a series of maturity dates are called serial bonds. To the extent consistent with its investment objective and strategies, the Fund may purchase serial bonds and other long-term securities provided that they have remaining maturities meeting the Fund’s maturity requirements. The Fund also may purchase long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at least every thirteen months. Put bonds with conditional puts (that is, puts that cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Fund might hold long-term put bonds on which defaults occur following acquisition by the Fund.

To the extent consistent with its investment objective and strategies, the Fund may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including “Municipal Receipts,” “Municipal Certificates of Accrual on Tax-Exempt Securities” (“M-CATS”) and “Municipal Zero-Coupon Receipts.” The Fund also may purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular federal income tax. Certificates of participation are a type of floating or variable rate of obligation that represents interests in a pool of municipal obligations held by a bank.

To the extent consistent with its investment objective and strategies, the Fund also may invest in “tax credit bonds.” A tax credit bond is defined in the Code, as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond and a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other specified bonds. On December 22, 2017, H.R. 1, originally known as the “Tax Cuts and Jobs Act” (the “2017 Act”) was signed in to law. The 2017 Act repeals the rules related to tax credit bonds and is effective for bonds issued after December 31, 2017, but does not affect the tax treatment of bonds issued prior to January 1, 2018.

An issuer’s obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income. Also, under the 2017 Act, the rules related to credit tax bonds and the exclusion from gross income for interest on a bond issued to advance refund another bond were repealed. The Trust cannot predict what legislation, if any, may be proposed in the future with regard to the federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted.

Certain of the municipal instruments held by the Fund may be insured as to the timely payment of principal and interest. The insurance policies usually will be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. Moreover, the insurers’ exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company. The Fund may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

In addition, a single enhancement provider may provide credit enhancement to more than one of the Fund’s investments. Having multiple securities’ credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar period of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect the Fund or its shareholders from losses caused by declines in a bond’s market value.

Municipal instruments purchased by the Fund may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. A change in the credit quality of these banks and financial institutions could, therefore, cause loss to the Fund that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

To the extent consistent with their investment objectives and strategies, the Fund may invest in municipal leases, which may be considered liquid under guidelines established by the Trust’s Board. Determination of the liquidity of a municipal lease obligation is based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by the Trust’s Board, also will consider the marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

OBLIGATIONS OF SUPRANATIONAL ENTITIES. To the extent consistent with its investment objective and strategies, the Fund may purchase obligations of supranational entities and invest in obligations of supranational banks. Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Many supranational entities are supranational banks, or international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations. The governmental members, or “stockholders,” of supranational entities usually make initial capital contributions to the entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that member countries will continue to make necessary capital contributions to support the supranational entities. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments. See also “Foreign Investments—General.”

OPERATIONAL RISK. The Investment Adviser and other Fund service providers may experience disruptions or operating errors arising from factors such as processing errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures in systems and technology, including operational risks associated with reliance on third party service providers, may affect the Fund’s ability to calculate its NAVs in a timely manner, including over a potentially extended period. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from those of the Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Investment Adviser, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Investment Adviser or other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

OPTIONS. To the extent consistent with its investment objective and strategies, the Fund may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in their expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes or to gain exposure to certain countries \ also depends in part on the ability of the Investment Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in their expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in the Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase the Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

The Fund will write call options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if the

Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

All put options written by the Fund would be covered, which means that the Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if the Fund holds a put option on the same security as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

With respect to yield curve options, a call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option generally is limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

The Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When the Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Transactions by the Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The amount of the premiums that the Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

PRIVATIZATIONS. Privatizations are foreign government programs for selling all or part of the interests in government-owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law or the terms on which the Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

QUALIFIED FINANCIAL CONTRACTS. Regulations adopted by federal banking regulators under the Dodd-Frank Act, which took effect in 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the Fund’s credit and counterparty risks.

REAL ESTATE INVESTMENT TRUSTS. To the extent consistent with its investment objective and strategies, the Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Equity REITs may further be categorized by the type of real estate securities they own, such as apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. Investing in REITs also involves risks similar to those associated with investing in small capitalization companies. That is, they may have limited financial resources, may trade less frequently and in a limited volume and may be subject to abrupt or erratic price movements in comparison to larger capitalization companies. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects such as location, these risks may be heightened.

In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investments in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investments in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

The REIT investments of the Fund may not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which the Fund invests are not eligible for favorable tax treatment as long-term capital gains and will be taxable to you as ordinary income. The Fund, however, may designate such distributions as “section 199A dividends” to the extent of the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income, that the Fund receives from a REIT for a taxable year over the Fund’s expenses allocable to such dividends. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for the Fund’s shares and satisfied certain other conditions.

REAL ESTATE SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may invest in real estate securities. The performance of real estate securities may be significantly impacted by the performance of real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares also may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable domestic and foreign laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the countries and regions in which the real estate owned by the Fund is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company such as a REIT may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

REPURCHASE AGREEMENTS. To the extent consistent with its investment objective and strategies, the Fund may agree to purchase portfolio securities from domestic and foreign financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements may be considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement generally will not be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System.

The Fund may permit the seller’s obligation to be novated to the Fixed Income Clearing Corporation (“FICC”) pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC. In such case, the FICC would become the Fund’s counterparty. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the sponsoring member, the custodian or a bank acting as agent for the Fund. The Fund would become subject to the FICC’s rules, which may limit the Fund’s rights and remedies (including recourse to collateral) or delay or restrict the rights and remedies, and expose the Fund to the risk of FICC’s insolvency.

The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller or FICC would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable. If the Fund enters into a repurchase agreement involving securities the Fund could not purchase directly, and the counterparty defaults, the Fund may become the holder of securities that it could not purchase. Apart from the risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller or FICC may fail to repurchase the security. If the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), generally, the seller of the securities or FICC will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Repurchase agreements may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” above for additional information).

In the event of default by a foreign counterparty in a repurchase agreement, the Fund may be unable to successfully assert a claim to the collateral under foreign laws. As a result, repurchase agreements with a foreign financial institution may involve higher credit risks than repurchase agreements with domestic financial institutions. Moreover, certain foreign countries may have less developed and less regulated banking systems and auditing, accounting and financial reporting systems than the United States. In addition, repurchase agreements with foreign financial institutions located in emerging markets, or relating to emerging markets, may involve foreign financial institutions or counterparties with lower credit ratings than domestic financial institutions. (See also “Foreign Investments—General” for additional discussion of the risks of investments with foreign institutions).

REVERSE REPURCHASE AGREEMENTS. To the extent consistent with its investment objective and strategies, the Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Fund may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Reverse repurchase agreements may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts above for additional information).

RISKS RELATED TO SMALL AND MID-CAPITALIZATION COMPANY SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may invest in small and mid-capitalization company securities. While the Investment Adviser may believe that smaller and mid-capitalization companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Small and mid-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies and may have a greater sensitivity to changing economic conditions. Smaller and mid-capitalization companies also face a greater risk of business failure. As a result, their performance can be more volatile, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company’s size, the greater these risks.

The values of small and mid-capitalization company stocks will frequently fluctuate independently of the values of larger company stocks. Small and mid-capitalization company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the NAV of the Fund that invests in such stocks will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

The additional costs associated with the acquisition of small and mid-capitalization company stocks include brokerage costs, market impact costs (that is, the increase in market prices which that may result when the Fund purchases thinly traded stock) and the effect of the “bid-ask” spread in small and mid-capitalization company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

SHORT SALES AGAINST-THE-BOX. To the extent consistent with its investment objective and policies, the Fund may engage in short sales “against-the-box.” In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately return the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against-the-box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by the Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund sells securities short against-the-box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

SOVEREIGN DEBT. To the extent consistent with its investment objective and strategies, the Fund may invest in sovereign debt securities. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

SPECIALIZED OWNERSHIP VEHICLES. Specialized ownership vehicles pool investors’ funds for investment and are primarily used to invest in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the Fund may invest include property unit trusts, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for the Fund and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly the expenses of the specialized ownership vehicle.

STRIPPED SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” The Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Other types of stripped securities may be purchased by the Fund, including stripped mortgage-backed securities (“SMBS”). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be recouped fully. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Board if they can be disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund.

STRUCTURED SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may purchase structured securities, including for hedging purposes and to gain exposure to certain countries. These fixed-income instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust (“UIT”) or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in these securities may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher rates of return and present greater risks than unsubordinated structured products.

The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying security or reference asset. Structured securities may also be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

TEMPORARY INVESTMENTS. The Fund temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less. The Fund temporarily may hold cash or invest all or any portion of their assets in short-term obligations pending investment or to meet anticipated redemption requests. The Fund also may hold cash or invest in short-term obligations as a temporary measure mainly designed to limit the Fund’s losses in response to adverse market, economic or other conditions when the Investment Adviser believes that it is in the best interest of the Fund to pursue such defensive strategy. The Investment Adviser may, however, choose not to make such temporary investments even in very volatile or adverse conditions. The Fund may not achieve its investment objective when the Fund holds cash or invest their assets in short-term obligations or otherwise make temporary investments. The Fund also may miss investment opportunities and have a lower total return during these periods.

U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Fund include U.S. Treasury Bills, Treasury Notes and Treasury Bonds. The Fund also may acquire obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration.

Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

To the extent consistent with their investment objectives and strategies, the Fund may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by Ginnie Mae or Fannie Mae, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

VARIABLE AND FLOATING RATE INSTRUMENTS. To the extent consistent with its investment objective and strategies, the Fund may invest in variable and floating rate instruments. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term floating rate public obligations of the U.S. Treasury and variable and floating rate bonds (sometimes referred to as “put bonds”) where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments (“inverse floaters”).

With respect to the variable and floating rate instruments that may be acquired by the Fund, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Fund’s quality requirements, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

Variable and floating rate instruments that may be purchased by the Fund include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Variable and floating rate instruments also include leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Fund may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments that may be purchased by the Fund.

Variable and floating rate instruments including inverse floaters held by the Fund will be subject to the Fund’s limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

Floating rate instruments are subject to the risks under “LIBOR Transition” above.

WARRANTS. To the extent consistent with its investment objective and strategies, the Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Fund may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, DBRS, Moody’s and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.

Subject to the limitations stated in the Prospectus, if a security held by the Fund undergoes a rating revision, the Fund may continue to hold the security if the Investment Adviser determines such retention is warranted.

ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.

INVESTMENT RESTRICTIONS

The Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund’s outstanding shares as described in “Description of Shares” in this SAI.

The Fund may not:

(1) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.

(2) Purchase or sell real estate, but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of REITs or other issuers that deal in real estate or acquiring mortgage-related securities.

(3) Invest in commodities or commodity contracts, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; and the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(4) Invest in companies for the purpose of exercising control.

(5) Act as underwriter of securities, except as the Fund may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.

(6) Purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, except the Fund will invest under normal market conditions at least 25% of its total assets in securities issued by companies in the financial services industry, provided further that the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in securities issued by companies in the financial services industry. For the purpose of this restriction with respect to the Fund, the financial services industry is deemed to include the group of industries within the financial services sector. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

(7) Borrow money, except that to the extent permitted by applicable law (a) the Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1⁄3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Fund may purchase securities on margin. If due to market fluctuations or other reasons the Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of the Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, the Fund will not issue senior securities to the extent such issuance would violate applicable law.

(8) Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

(9) Notwithstanding the Fund’s other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), the Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restrictions as the Fund.

For the purposes of Investment Restriction Nos. 1 and 7 above, the Fund has received an exemptive order from the SEC permitting them to participate in lending and borrowing arrangements with affiliates.

Notwithstanding Fundamental Investment Restriction No. 7, the Fund intends, as a non-fundamental policy, to limit all borrowings to no more than 25% of its total assets (including the amount borrowed).

In applying Investment Restriction No. 8 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund’s total assets.

The following descriptions from the 1940 Act may assist shareholders in understanding the above policies and restrictions for the Fund.

Concentration and Industry Classification. The SEC has presently defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions.

Except to the extent otherwise provided in each of the Investment Restrictions above, for the purpose of determining industry classification, the Fund may use the industry classification provided by a third party service provider. For the purpose of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, (i) an asset-backed security will be classified separately based on the nature of its underlying assets; (ii) state and municipal governments and their agencies and authorities are not deemed to be industries; (iii) as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; (iv) personal credit finance companies and business credit finance companies are deemed to be separate industries; and (v) wholly-owned financial companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

Borrowing. The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33-1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits the Fund from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, the Fund may only make loans if expressly permitted by its investment policies. The Fund’s non-fundamental investment policy on lending is set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves the Fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified Fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict the Fund’s ability to invest in real estate, but does require that the Fund have a fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in real estate. However, the Fund has a non-fundamental investment limitation that prohibits the Fund from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Fund’s Board.

Securities held in escrow or separate accounts in connection with the Fund’s investment practices described in this SAI and the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

Any Investment Restriction that involves a maximum percentage (other than the restriction set forth above with respect to borrowing money) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or encumbrance of securities or assets of the Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below 33-1/3% of its total assets including the amount borrowed) plus an additional 5% of its total assets for temporary purposes, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits. As of the date of this SAI, the Fund does not engage in securities lending.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Fund’s shareholders. The policy provides that neither the Fund nor its Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose the Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any actively managed commingled fund portfolio that contains identical holdings as the Fund. Under the policy, neither the Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Trust’s publicly accessible website. Information posted on the Trust’s website may be separately provided to any person commencing the day after it is first published on the Trust’s website.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust’s Chief Compliance Officer (“CCO”). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Fund, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Fund) only upon approval by the CCO, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Adviser and its affiliates, the Fund’s independent registered public accounting firm, the Fund’s custodian, the Fund’s legal counsel, the Fund’s financial printer (Donnelley Financial Solutions), the Fund’s pricing vendors, and the Fund’s proxy voting service and subsidiary (Institutional Shareholder Services, Inc. and Securities Class Action Services, LLC); financial data compiler to Nomura Corporate Research and Asset Management Inc. (Evare, LLC, a subsidiary of SS&C Technologies Holdings, Inc.); operational service provider to Neuberger Berman Investment Advisers LLC (State Street Bank and Trust); consulting service provider to Wellington Management Company, LLP (Accenture LLP); certain rating and ranking organizations, including Moody’s, Fitch and S&P; and the following vendors that provide portfolio analytical tools: Barclays Capital, BlackRock Solutions, Bloomberg, FactSet and Thomson Reuters. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with the Fund seeking portfolio securities trading recommendations. Portfolio holdings information may also be provided to financial institutions solely for the purpose of funding borrowings under the Trust’s line of credit. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.

The Fund currently publishes on the Trust’s website, northerntrust.com/funds, complete portfolio holdings for the Fund as of the end of each calendar quarter. Complete portfolio holdings for the Fund are provided as of month-end, subject to at least a ten (10) calendar day lag between the date of the information presented and the date on which the information is disclosed. The Fund may publish on the Trust’s website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.

Portfolio holdings for the Fund also are currently disclosed through required filings with the SEC. The Fund files its portfolio holdings with the SEC and the holdings are publicly made available twice each fiscal year on Form N-CSR (with respect to each annual period and semiannual period) and twice each fiscal year on Form N-PORT (with respect to the first and third quarters of the Fund’s fiscal year). Shareholders may obtain the Fund’s Forms N-CSR and N-PORT filings on the SEC’s website at www.sec.gov.

Under the policy, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

The Board is responsible for the management and business and affairs of the Fund. Set forth below is information about the Trustees and the Officers of Northern Funds as of the date of this SAI. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board. As of the date of this SAI, each Trustee oversees a total of 46 portfolios in the Northern Funds Complex—Northern Funds offers 41 portfolios and Northern Institutional Funds consists of 5 portfolios.

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Therese M. Bobek Age: 61 Trustee since 2019	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018; • Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Age: 56 Trustee since 2019

•   Chief Schooling Officer since May 2020 and Head of School Management and Technology from July 2016 to May 2020, Success Academy Charter Schools;

•   Member of the Board of Directors of Bank Leumi USA since 2016;

•   Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•   Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Mark G. Doll Age: 72 Trustee since 2013

•   Member of the State of Wisconsin Investment Board since 2015;

•   Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•   Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•   President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•   Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•   Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Thomas A. Kloet Age: 63 Trustee since 2015 and Chairperson since January 1, 2020

•   Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

•   Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

(1)	Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
David R. Martin Age: 65 Trustee since 2017

•   Chief Financial Officer, Neo Tech (an electronics manufacturer) since June 2019;

•   Adjunct professor, University of Texas, McCombs School of Business since 2017;

•   Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•   Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•   Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Age: 64 Trustee since 2014

•   Assessor, Moraine Township, Illinois from January 2014 to June 2018;

•   Trustee of AXA Premier VIP Trust (Registered investment company—34 portfolios) from 2001 to May 2017;

•   Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•   Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•   Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003 (manager of fixed income portfolios for institutional clients).

• Barings Fund Trust (registered investment company—8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Mary Jacobs Skinner, Esq. Age: 64 Trustee since 1998

•   Executive Committee Member and Chair, Policy and Advocacy Advisory Council, Ann & Robert H. Lurie Children’s Hospital since 2016;

•   Executive Committee Member and Director, Boca Grande Health Clinic, since 2019;

•   Member, Law Board, Northwestern Pritzker School of Law, since 2019;

•   Director, Pathways Awareness Foundation since 2000;

•   Harvard Advanced Leadership Fellow—2016;

•   Retired in 2015 as partner in the law firm of Sidley Austin LLP;

•   Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

INTERESTED TRUSTEE

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Darek Wojnar(4) Age 56 Trustee since 2019

•   Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

•   Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017 (including Managing Director at Lattice Strategies, LLC from 2014 to 2016, acquired by Hartford Funds in 2016);

•   Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013 (including Barclay Global Investors, acquired by BlackRock in 2009);

•   Managing Member, Wojnar Group LLC, which offers consulting services within the publishing industry, since 2013.

• FlexShares Trust (registered investment company—32 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.
(4)

An “interested person,” as defined by the 1940 Act. Mr. Wojnar is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Peter K. Ewing Age: 62 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 President since 2017	Director of Product Management, ETFs and Mutual Funds, Northern Trust Investments, Inc. since 2017; Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

Kevin P. O’Rourke Age: 50 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Telmo R. Martins Age: 39 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since July 2021	Vice President of Northern Trust Investments, Inc. since May 2020; Chief Compliance Officer of Belvedere Advisors LLC since October 2020; Director, Deputy Chief Compliance Officer—AllianceBernstein Funds from 2018 to 2020, Vice President, Director of Compliance of AllianceBernstein LP from 2013 to 2018, Senior Compliance officer of AllianceBernstein LP from 2007 to 2013.

Darlene Chappell Age: 58 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, FlexShares Trust since 2011 and Belvedere Advisors LLC since 2019; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund from 2011 to 2019; Vice President and Compliance Consultant for The Northern Trust Company since 2006.

Randal E. Rein Age: 50 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Age: 54 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

(1)	Each Officer serves until his or her resignation, removal or retirement, or the election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

OFFICERS OF THE TRUST (CONTINUED)

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Richard N. Crabill Age: 53 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011.

Michael G. Meehan Age: 50 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

John P. Gennovario Age: 61 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since August 2019	Vice President of Northern Trust Investments, Inc. since August 2019; Management Consultant, Principal Funds from September 2018 to April 2019; Financial Reporting Manager Consultant, BNY Mellon from December 2016 to June 2018; Vice President, Fund Accounting Unit Manager, U.S. Bancorp Fund Services and Accounting Manager, State Street Global Services from January 2016 to August 2016.

Craig R. Carberry, Esq. Age: 61 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since August 2019	Senior Vice President, Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Chief Legal Officer and Secretary of Belvedere Advisers LLC since September 2019; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC since 2015; Deputy General Counsel and Senior Vice President at The Northern Trust Company since June 2020; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011 to 2019; Secretary of Northern Institutional Funds and Northern Funds from 2010 to 2018; Secretary of FlexShares Trust from 2011 to 2018; Chief Legal Officer and Secretary of Northern Trust Securities, Inc. since October 2020.

Jose J. Del Real, Esq. Age: 44 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018	Assistant General Counsel and Senior Vice President of The Northern Trust Company since August 2020; Senior Legal Counsel and Senior Vice President of The Northern Trust Company from 2017 to July 2020; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to February 2017; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and from 2015 to 2018; Assistant Secretary of FlexShares Trust from 2015 to 2018; and Secretary of FlexShares Trust since 2018.

(1)	Each Officer serves until his or her resignation, removal or retirement, or the election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

As a result of the responsibilities assumed by the Trust’s service providers, the Trust itself requires no employees.

Each officer holds comparable positions with Northern Institutional Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, or an affiliate thereof, is the investment adviser, custodian, transfer agent and/or administrator.

LEADERSHIP STRUCTURE. The Board is currently composed of eight Trustees, seven of whom are not “interested persons” as defined in the 1940 Act (“non-interested Trustee”), and one of whom is an “interested person” as defined in the 1940 Act (“interested Trustee”). The Chairperson of the Board, Thomas A. Kloet, is a non-interested Trustee. Darek Wojnar is considered an interested Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Each Trustee was nominated to serve on the Board because of his or her experience, skills and qualifications. See “Trustee Experience” below. The Board believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:

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Board Composition. The Trustees believe that having a super-majority of non-interested Trustees (at least 75%) is appropriate and in the best interest of shareholders. The Trustees also believe that having Mr. Wojnar serve as an interested Trustee brings management and financial insight that is important to certain of the Board’s decisions and is also in the best interest of shareholders.

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Non-Interested Trustee Meetings and Executive Sessions. The Trustees believe that meetings of the non-interested Trustees and meetings in executive session, including with independent counsel, help prevent conflicts of interest from occurring. The Trustees also believe that these sessions allow the non-interested Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

RISK OVERSIGHT. Risk oversight is a part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities, including throughout the year at regular Board and committee meetings and through regular reports provided to the Board and/or its committees that address, among other items, certain investment, valuation, liquidity, and compliance matters. The Board also may receive special reports or presentations on a variety of risk issues, either upon the Board’s request or upon the Investment Adviser’s initiative. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. Each of the Investment Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur. Each of the Investment Adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Investment Adviser has a dedicated risk management function that is headed by a Chief Risk Officer.

Currently, the Board receives and reviews risk reports on a quarterly basis from the Investment Adviser’s Chief Risk Officer covering various risk areas, such as investment and market risk, operational risk, business continuity, cybersecurity risk, and regulatory compliance risk. These reports are intended to provide the Trustees with a forward-looking view of risk and the manner in which the Investment Adviser is managing various risks.

The Audit Committee, in addition to its risk management responsibilities, plays an important role in the Board’s risk oversight. Working with the Fund’s independent registered accountants, the Audit Committee reviews the Fund’s annual audit scope and the results of the audit of the Fund’s year-end financial statements.

The Valuation Committee reviews quarterly reports on fair valuation determinations, including the methodology used in making fair value determinations.

The Board also monitors and reviews the Fund’s performance metrics, and regularly confers with the Investment Adviser on performance-related issues. With respect to liquidity risk, the Board receives regular liquidity risk management reports under the Fund’s Liquidity Risk Management (LRM) Program that include information concerning illiquid investments within the Fund’s portfolio. The Board also reviews, no less frequently than annually, a written report prepared by the LRM program administrator that addresses, among other items, the operation of the LRM Program and assesses its adequacy and effectiveness of implementation as well as any material changes to the LRM Program.

The Trust’s CCO reports to the Board at least quarterly regarding compliance matters. In addition to providing quarterly reports, the CCO provides an annual report to the Board in accordance with the Fund’s compliance policies and procedures. The CCO regularly discusses relevant compliance issues, including compliance risks, affecting the Fund during meetings with the non-interested Trustees and counsel. The Board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws

TRUSTEE EXPERIENCE. Each Trustee is required to possess certain qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. In addition to these qualities, the following is a description of certain other Trustee attributes, skills, experiences and qualifications.

NON-INTERESTED TRUSTEES

Therese M. Bobek: Ms. Bobek retired in 2018 from a 35-year career with PricewaterhouseCoopers, LLP (“PwC”), having served a wide variety of public and privately held clients with external audits, internal auditing and risk advisory services. Ms. Bobek most recently served in PwC’s national office, where she led a nationwide network of partners and managers whose main responsibility was to support audit quality in the field. She now teaches Advanced Auditing in the Masters of Accountancy program at the University of Iowa’s Henry B. Tippie College of Business and also is a director and member of the audit committee of the board of directors of Methode Electronics, Inc., a global developer of custom engineered and application-specific products and solutions. Ms. Bobek has been a Board Member of Metropolitan Family Services and a Board Member of the Illinois Society of CPAs. She has also served as a member and Chair of the University of Iowa Professional Accounting Council, a voluntary council of business leaders supporting accounting education. She has served as a non-interested Trustee of Northern Funds and Northern Institutional Funds since January 2019.

Ingrid LaMae A. de Jongh: Ms. de Jongh served as a partner in the global financial services strategy at Accenture, and was with the global management consulting and professional services firm from 1987 through 2012. While at Accenture, she helped global financial institutions improve their business performance by developing strategies and business models, and implementing business change programs and systems. Since May 2020 she has been the Chief Schooling Officer, and from 2016 to 2020 she was the Head of School Management and Technology at Success Academy Charter Schools, the largest network and highest-performing free, public charter schools in New York City. Ms. de Jongh is a former member of the Board of Carver Bancorp, Inc. in New York City, where she served as a member of the Nominating and Governance Committees and the Compensation Committee. She is currently on the Board of Directors of Bank Leumi USA. Ms. de Jongh had previously served from 2011 to 2013 as a member of the U.S. Department of Commerce’s National Advisory Council for Minority Business Enterprises. She has served as a non-interested Trustee of Northern Funds and Northern Institutional Funds since January 2019.

Mark G. Doll: Mr. Doll has over 40 years of experience in the investment management industry. He was Chief Investment Officer of Northwestern Mutual Life Insurance Company from 2008 to 2012. During that time, he was responsible for over $180 billion in account assets, and managed the Northwestern Mutual Series, Inc., a 1940 Act registered mutual fund complex offering 28 portfolios. During his 40-year career at Northwestern Mutual, Mr. Doll oversaw all aspects of the company’s publicly traded assets. As Chief Investment Officer, he was a member of the seven-person management committee that oversaw all aspects of Northwestern Mutual’s asset management and insurance businesses. Mr. Doll’s extensive experience in mutual fund and separate account management provided him with significant knowledge of equity, fixed income and money market funds. He has served as a non-interested Trustee of Northern Funds and Northern Institutional Funds since 2013.

Thomas A. Kloet: Mr. Kloet is a long-time financial industry executive and former Chief Executive Officer of TMX Group, Ltd., a financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository. As a result of this position, Mr. Kloet is familiar with financial, investment and business matters. He also understands the functions of a board through his service during the past eight years on the Boards of TMX Group, Ltd.; Nasdaq, Inc. (and the Nasdaq Stock Market, LLC as well as certain other subsidiaries of Nasdaq, Inc. where he has served as Board Chair since 2016); Box Options Exchange; FTSE-TMX Global Debt Capital Markets, Inc.; Bermuda Stock Exchange, Inc.; the Investment Industry Regulatory Organization of Canada and the World Federation of Exchanges. He is a certified public accountant, a member of the American Institute of Certified Public Accountants and is an emeritus member of the Board of Elmhurst College. He has served as a non-interested Trustee of Northern Funds and Northern Institutional Funds since 2015.

Mr. Kloet serves on the Board of Directors of Nasdaq, Inc. Northern Trust Corporation (“NTC”), parent company of NTI, and its affiliates (including affiliated fund complexes) pay listing fees, market data fees, GRC (governance risk and compliance) software fees and similar fees to Nasdaq, Inc. and its affiliates, The Nasdaq Stock Market LLC and Nasdaq OMX Nordic OY and BWise Internal Control Inc. (collectively, “Nasdaq”). The total of these payments were $1,889,947 and $2,094,314 in each of 2019 and 2020, respectively, which are immaterial to Nasdaq’s total revenues. Nasdaq, Inc. paid The Northern Trust Company, an affiliate of NTI, $313,077 and $0 in each of 2019 and 2020, respectively, for managing Nasdaq’s pension funds, which are immaterial to NTC’s gross revenues. In consideration of the immaterial amounts involved in the foregoing transactions, Mr. Kloet is not considered to have a material business or professional relationship with NTI or its affiliates.

David R. Martin: As of June 2019, Mr. Martin became Chief Financial Officer for Neo Tech, an electronics manufacturer. Mr. Martin was Vice President, Chief Financial Officer and Treasurer from 2007 to 2016 of Dimensional Fund Advisors LP, a global investment manager that provides its services largely to investment companies or their local equivalent (mutual funds in the United States). The funds are held primarily by clients of independent financial advisors but they are also held by institutional clients (who may invest in separate accounts), pensions and profit sharing plans, corporations, defined contribution plans, endowments, state and municipal entities, and sovereign wealth funds. Mr. Martin had oversight responsibilities for all finance and accounting, real estate and compliance functions while at Dimensional, including the implementation of a global transfer pricing methodology. He also served as a director on eight internal Dimensional boards. During his 35-year career in corporate finance, Mr. Martin also had senior management positions at Janus Capital Group, Inc. and Charles Schwab & Co., Inc. and senior level finance positions at First Interstate Bank of Texas, N.A. and Texas Commerce Bancshares, Inc. Mr. Martin is familiar with the functions of mutual fund boards and their oversight responsibilities and the operations of fund advisers and other service providers. He is also well versed in risk management and financial matters affecting mutual funds. He has served as a non-interested Trustee of Northern Funds and Northern Institutional Funds since 2017.

Cynthia R. Plouché: Ms. Plouché has an extensive background in the financial services industry. Until May 2017, she served as lead Independent Trustee and chair of the Audit Committee of the board of trustees of AXA Premier VIP Trust, a registered investment company. She currently serves as an Independent Trustee of Barings Fund Trust, a registered investment company and an Independent Trustee of Barings Global Short Duration High Yield Fund, a closed-end investment company. She also has served as portfolio manager and chief investment officer for other registered investment advisers. Ms. Plouché is therefore familiar with the functions of mutual fund boards and their oversight responsibilities and the operations of fund advisers and other service providers.

In addition, Ms. Plouché served as Township Assessor for Moraine, Illinois, from January 2014 to June 2018. She has served as a non-interested Trustee of Northern Funds and Northern Institutional Funds since 2014.

Mary Jacobs Skinner: Ms. Skinner was a partner until November 30, 2015 at Sidley Austin LLP, a large international law firm, in which she managed a regulatory-based practice. As a result of this position, Ms. Skinner is familiar with legal, regulatory and financial matters. She was a Harvard Advanced Leadership Fellow in 2016. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Fund service providers as a result of her service as a Trustee of Northern Funds since 1998 and Northern Institutional Funds since 2000.

INTERESTED TRUSTEE

Darek Wojnar, CFA: Mr. Wojnar is the Executive Vice President and Head of the Funds and Managed Accounts Group at NTI. He principally leads the development, management and distribution of Northern Funds, Northern Institutional Funds, FlexShares Trust and related business activities. Mr. Wojnar also oversees the Managed Accounts practice for NTI, which offers investment advisory solutions to financial intermediaries and their clients. With extensive business experience and a history of successfully building strong teams, Mr. Wojnar’s broad executive responsibilities include developing long-term strategies, executing operating plans, managing client and vendor relationships and developing and retaining talented professionals. Mr. Wojnar has also had a series of executive positions at other fund groups, including head of ETFs for Hartford Funds, managing director and head of US iShares product at BlackRock and executive director at UBS Global Asset Management. He has served as an interested Trustee of Northern Funds and Northern Institutional Funds since January 2019.

STANDING BOARD COMMITTEES. The Board has established four standing committees in connection with its governance of the Trust: Audit, Governance, Valuation and Executive Committees.

The Audit Committee consists of four members: Messrs. Martin (Chairperson), Doll (ex-officio), and Kloet (ex-officio) and Ms. Bobek. The Audit Committee oversees the audit process and provides assistance to the full Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee under the Sarbanes-Oxley Act of 2002. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters as requested by the Board’s Chairperson, the Committee Chairperson or the independent registered public accounting firm. During the fiscal year ended March 31, 2021, the Audit Committee convened five times.

The Governance Committee consists of three members: Mses. Plouché (Chairperson), Skinner and Mr. Kloet (ex-officio). The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation, developing policies regarding Trustee education and, subject to Board oversight, supervising the Trust’s CCO and reviewing information and making recommendations to the Board in connection with the Board’s annual consideration of the Trust’s management, custody and transfer agency and service agreements. During the fiscal year ended March 31, 2021, the Governance Committee convened four times.

As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.

The Valuation Committee consists of five members: Messrs. Doll (Chairperson), Kloet (ex officio), Martin (ex-officio) and Wojnar and Ms. de Jongh. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Fund in accordance with the Trust’s valuation procedures. During the fiscal year ended March 31, 2021, the Valuation Committee convened four times.

The Executive Committee consists of four members: Messrs. Doll, Kloet (Chairperson) and Martin, and Ms. Plouché. The Executive Committee is comprised of the Chairperson of the Board as well as the Chairpersons of the Governance, Valuation and Audit Committees, with the remaining Trustees each serving as an alternate in the event of an emergency. The Executive Committee is granted the power to act on behalf of the full Board in the management of the business and affairs of the Trust, to be exercised when circumstances impair the ability of the Board or its committees to conduct business. In particular, the Executive Committee may take action with respect to: (1) the valuation of securities; and (2) the suspension of redemptions. The Executive Committee was formed on May 21, 2015 and will convene as necessary upon notice by the Chairperson of the Committee. During the fiscal year ended March 31, 2021, the Executive Committee did not convene.

TRUSTEE OWNERSHIP OF FUND SHARES. The following table shows the dollar range of shares of the Fund owned by each Trustee in the Fund included in this SAI and other investment portfolios of the Northern Funds and Northern Institutional Funds.

Information as of December 31, 2020
Name of Non-Interested Trustee	Dollar Range of Equity Securities in the Fund included in this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Therese M. Bobek	None	Over $100,000
Ingrid LaMae A. de Jongh	None	None
Mark G. Doll	None	Over $100,000
Thomas A. Kloet	None	Over $100,000
David R. Martin	None	Over $100,000

Information as of December 31, 2020
Name of Non-Interested Trustee	Dollar Range of Equity Securities in the Fund included in this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Cynthia R. Plouché	None	Over $100,000
Mary Jacobs Skinner	None	Over $100,000(2)

(1)

The Northern Funds Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2020, Northern Funds offered 43 portfolios and Northern Institutional Funds consisted of 6 portfolios.

(2)	Includes amounts in Ms. Skinner’s Deferred Compensation Plan account, which is treated as if invested in the U.S. Government Portfolio of Northern Institutional Funds.

Information as of December 31, 2020
Name of Interested Trustee	Dollar Range of Equity Securities in the Fund included in this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Darek Wojnar	None	$10,001 – $50,000

(1)

The Northern Funds Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2020, Northern Funds offered 43 portfolios and Northern Institutional Funds offered 6 portfolios.

(2)	Includes amounts in Ms. Skinner’s Deferred Compensation Plan account, which is treated as if invested in the U.S. Government Portfolio of Northern Institutional Funds.

TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of the respective Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following tables set forth certain information with respect to the compensation of each non-interested and interested Trustee of the Trust for the fiscal year ended March 31, 2021.

Non-Interested Trustees

	Ultra-Short Fixed Income Fund	Total Compensation from Fund Complex(1)
Therese M. Bobek	$2,805	$275,000
Ingrid LaMae A. de Jongh	2,448	240,000
Mark G. Doll	2,805	275,000
Thomas A. Kloet	3,162	310,000
David R. Martin	2,805	275,000
Cynthia R. Plouché	2,805	275,000
Mary Jacobs Skinner(2)	2,805	275,000

(1)

The Northern Funds Complex consists of Northern Institutional Funds and Northern Funds. As of March 31, 2021, Northern Funds offered 42 portfolios and Northern Institutional Funds consisted of 5 portfolios.

(2)	Ms. Skinner did not defer compensation for the fiscal year ended March 31, 2020. During this time, Ms. Skinner earned $258.74 in accrued interest from previous years’ deferred compensation.
(3)	As an “interested” Trustee who is an officer, director and employee of Northern Trust Corporation and/or its affiliates, Mr. Wojnar did not receive any compensation from the Trust for his services.

Interested Trustee

	Ultra-Short Fixed Income Fund	Total Compensation from Fund Complex(1)
Darek Wojnar(3)	None	None

(1)

The Northern Funds Complex consists of Northern Institutional Funds and Northern Funds. As of March 31, 2021, Northern Funds offered 42 portfolios and Northern Institutional Funds consisted of 5 portfolios.

(2)	Ms. Skinner did not defer compensation for the fiscal year ended March 31, 2021. During this time, Ms. Skinner earned $258.74 in accrued interest from previous years’ deferred compensation.
(3)	As an “interested” Trustee who is an officer, director and employee of Northern Trust Corporation and/or its affiliates, Mr. Wojnar did not receive any compensation from the Trust for his services.

The Trust does not provide pension or retirement benefits to its Trustees.

Prior to August 22, 2013, each Trustee was entitled to participate in the Northern Funds Deferred Compensation Plan (the “D.C. Plan”). Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the D.C. Plan shall remain invested pursuant to the terms of the D.C. Plan. Under the D.C. Plan, a Trustee may have elected to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Global Tactical Asset Allocation Fund of Northern Funds or the U. S. Government Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complied with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The amount paid to the Trustees under the D.C. Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the service of any Trustee or obligate the Fund to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

The Trust’s officers do not receive fees from the Trust for services in such capacities. Northern Trust Corporation and/or its affiliates, of which Ms. Chappell and Messrs. Carberry, Crabill, Del Real, Ewing, Gennovario, Martins, Meehan, O’Rourke, Pryszcz and Rein are officers, receive fees from the Trust as Investment Adviser, Custodian and Transfer Agent.

CODE OF ETHICS

The Trust and its Investment Adviser have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. Northern Funds Distributors, LLC (“NFD” or the “Distributor”), an unaffiliated principal underwriter of the Trust, is exempt from the requirements of Rule 17j-1(c)(1) and (c)(2) of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

Investment Adviser

NTI, an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser and provides investment advisory and administration services to the Fund. NTI is referred to as the “Investment Adviser.”

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

TNTC is the principal subsidiary of Northern Trust Corporation and serves as the sub-administrator, transfer agent and custodian for the Fund. TNTC is located at 50 South LaSalle Street, Chicago, Illinois 60603. TNTC is a member of the Federal Reserve System. Since 1889, TNTC has administered and managed assets for individuals, institutions and corporations. Unless otherwise indicated, NTI and TNTC are referred to collectively in this SAI as “Northern Trust.”

As of September 30, 2021, Northern Trust Corporation, through its affiliates, had assets under custody of $12.25 trillion, and assets under investment management of $1.53 trillion.

Management Agreement

NTI provides the Fund with investment advisory and administration services under a single agreement (the “Management Agreement”) and fee structure. Under the Management Agreement with NTI for the Fund, subject to the general supervision of the Trust’s Board, NTI makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for the Fund and also provides certain administration services for the Fund. However, the Management Agreement permits NTI, subject to approval by the Board, to delegate to a sub-adviser any or all of its portfolio management responsibilities under the Management Agreement pursuant to a written agreement with each sub-adviser that meets the requirements of Section 15 of the 1940 Act, subject to the provisions of the exemptive order described above. NTI has the ultimate responsibility to oversee any sub-adviser, and to recommend their hiring, termination, and replacement, subject to approval by the Board.

NTI is also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the Trust). In making investment recommendations for the Fund, if any, investment advisory personnel of NTI may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Fund’s accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Fund from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

The Management Agreement has been approved by the Board, including the “non-interested” Trustees.

The Management Agreement provides that generally in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, the Investment Adviser shall use their best judgment to obtain the best overall terms available; and (ii) on bonds and other fixed-income obligations, the Investment Adviser shall attempt to obtain the best net price and execution or, use its best judgment to obtain the best overall terms available. Purchases by the Fund from underwriters of portfolio securities normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer’s cost for a given security and the resale price of the security.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser is to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may consider the brokerage and research services provided to the Fund and/or other accounts over which the Investment Adviser or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser \ also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit other accounts. For example, research or other services paid for through the Fund’s commissions may not be used in managing the Fund. In addition, other accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Fund and to such other accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products or services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

Member States of the European Union recently put in place new laws and regulations to implement the second Markets in Financial Instruments Directive (“MiFID II”). This law imposes new regulatory obligations and costs, including with respect to the processes and conditions under which global asset managers may acquire investment research. Investment managers subject to MiFID II may not receive investment research from brokers unless the investment manager pays for such research directly from its own resources or research is paid for from a separate source (or a combination of the two methods). Although the Investment Adviser is organized in the U.S., they may be affected by MiFID II if the Investment Adviser seeks to (i) aggregate trades on behalf of the

Fund with those of vehicles that are directly subject to MiFID II, (ii) use brokers based in the European Union, or (iii) make use of advisory personnel who are subject to European Union regulation.

The Investment Adviser and its affiliates may also receive products and services that provide both research and non-research benefits to them (“mixed-use items”). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, the Investment Adviser must make a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. The Investment Adviser will pay for the non-research portion of the mixed-use items with hard dollars.

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the advisory fees payable to the Investment Adviser by the Fund. The Trustees will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Fund’s interests.

On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary or agency accounts (“other accounts”) managed by the Investment Adviser, the Management Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner they consider to be the most equitable and consistent with their obligations to the Fund and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund or the amount of the securities that are able to be sold for the Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Management Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s opinion of the reliability and quality of the broker or dealer.

The Investment Adviser is also responsible for providing certain administration services to the Fund pursuant to the Management Agreement. Subject to the general supervision of the Board, the Investment Adviser provides supervision of all aspects of the Fund’s operations and performs the customary services of an administrator, including but not limited to the following corporate treasury, secretarial and “blue sky” services: (a) maintaining office facilities and furnishing corporate officers for the Fund; (b) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (c) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Fund’s bills, preparing monthly reconciliation of the Fund’s expense records, updating projections of annual expenses, preparing materials for review by the Board, and compliance testing; (d) preparing and arranging for printing of financial statements; (e) preparing and filing the Fund’s federal and state tax returns (other than those required to be filed by the Fund’s custodian and transfer agent) and providing shareholder tax information to the Fund’s transfer agent; (f) assisting the Fund’s Investment Adviser, at the Investment Adviser’s request, in monitoring and developing compliance procedures for the Fund which includes, among other matters, procedures to assist the Investment Adviser in monitoring compliance with the Fund’s investment objective, policies, restrictions, tax matters and applicable laws and regulations; (g) assisting in product development; (h) performing oversight/management responsibilities such as the supervision and coordination of certain of the Fund’s service providers; (i) performing corporate secretarial services such as assisting in maintaining corporate records and the good standing status of the Trust in its state of organization; (j) performing “blue sky” compliance functions; (k) monitoring the Fund’s arrangements with respect to services provided by Service Organizations (as defined below) to their customers who are the beneficial owners of shares, pursuant to agreements between the Fund and such Service Organizations; (l) performing certain legal services such as preparing and filing annual Post-Effective Amendments to the Fund’s registration statement and other SEC filings for the Fund; and (m) computing and determining on the days and at the times specified in the Fund’s then-current Prospectuses, the NAV of each share of the Fund and the net income of the Fund. Pursuant to a Sub-Administration Agreement, NTI has delegated certain of the above administration services to TNTC. TNTC also performs certain administrative services for certain sub-advisers pursuant to separate agreements with such sub-advisers.

In addition to the advisory fees payable by the Fund to the Investment Adviser and/or its affiliates, the Fund that is investing uninvested cash in one or more of the affiliated money market funds will bear indirectly a proportionate share of that money market fund’s operating expenses, which include management, transfer agent and custodial fees payable by the money market fund to the Investment Adviser and/or its affiliates. See “Investment Objective and Policies—Investment Companies” for a discussion of the fees payable to the Investment Adviser and/or its affiliates by the money market funds in which the Fund invests.

Unless sooner terminated, the Trust’s Management Agreement with respect to the Fund is in effect with respect to the Fund for an initial two-year period. Thereafter, each of the foregoing Agreement will continue in effect for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of the Fund (as defined under “Description of Shares”). The Management Agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser on 60 days’ written notice.

The Management Agreement provides that the Investment Adviser may render similar services to others so long as its services under the Management Agreement are not impaired thereby. The Management Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including, with respect to the advisory services provided by the Investment Adviser under the Management Agreement, liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Management Agreement) or, in lieu thereof, contribute to resulting losses. The Management Agreement provides that a sub-adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Northern Trust Corporation and its affiliates may act as an underwriter of various securities. Under the 1940 Act, the Fund is precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which Northern Trust Corporation or its affiliates are serving as principal underwriter. In the opinion of Northern Trust Corporation, this limitation will not significantly affect the ability of the Fund to pursue its investment objectives.

In the Management Agreement, the Investment Adviser agrees that the name “Northern” may be used in connection with the Trust’s business on a royalty-free basis. TNTC has reserved to itself the right to grant the non-exclusive right to use the name “Northern” to any other person. The Management Agreement provides that at such time as the Management Agreement is no longer in effect, the Trust will cease using the name “Northern.”

As compensation for advisory services and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of the Fund’s respective average daily net assets).

	CONTRACTUAL MANAGEMENT FEE RATE
	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
Ultra-Short Fixed Income Fund	0.23%	0.223%	0.216%

For the fiscal years indicated below, the amount of management fees paid by the Fund was as follows:

	Fiscal Year Ended March 31, 2021	Fiscal Year Ended March 31, 2020	Fiscal Year Ended March 31, 2019
Ultra-Short Fixed Income Fund	$7,171,260	$5,542,172	$5,278,711

Transfer Agency and Service Agreement

Under its Transfer Agency and Service Agreement with the Trust, TNTC as Transfer Agent has undertaken to perform certain services for the Fund, including but not limited to the following: (i) answer shareholder inquiries and respond to requests for information regarding the Trust; (ii) process purchase and redemption transactions; (iii) establish and maintain shareholder accounts and subaccounts; (iv) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (v) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to shareholders; (vi) act as dividend disbursing agent; (vii) report abandoned property to state authorities; (viii) impose, collect, account for and administer redemption fees if applicable on redemptions and exchanges; (ix) process, handle and account for all “as of” transactions; (x) conduct daily reviews of management reports related to late trading and daily value reviews with respect to the Trust’s excessive trading policies; and (xi) maintain appropriate records relating to its services. The Trust may appoint one or more sub-transfer agents in the performance of its services.

As compensation for the services rendered by TNTC under the Transfer Agency and Service Agreement and the assumption by TNTC of related expenses, for the periods through July 31, 2019, TNTC was entitled to a fee from the Trust, payable monthly, at an annual rate of 0.015% of the average daily net assets of the Fund. In addition, TNTC may be reimbursed for certain expenses as provided under the Transfer Agency and Service Agreement. Effective August 1, 2019, the Trust pays TNTC a monthly fee based on an annual rate of 0.0385% of the Fund’s average daily net assets. In addition, TNTC may be reimbursed for certain expenses as provided in the Transfer Agency and Service Agreement. Northern Trust may enter into agreements with financial intermediaries through which customers own shares of the Siebert Williams Shank shares class of the Fund, pursuant to which Northern Trust pays these financial intermediaries for providing certain shareholder services described in the preceding paragraph. These additional payments made by Northern Trust to financial intermediaries will be paid by Northern Trust and will not represent an additional expense to the Fund or its shareholders. Conflict of interest restrictions under state and federal law (including the Employee Retirement Income Security Act of 1974 (“ERISA”)) may apply to the receipt by such financial intermediaries of such compensation in connection with the investment of fiduciary funds in Siebert Williams Shank shares of the Fund. The Transfer Agency and Service Agreement shall continue indefinitely until terminated by the Trust by not less than 90 days’ written notice or by the Transfer Agent by not less than six months’ written notice.

For the fiscal years or periods indicated below, the amount of transfer agent fees paid by the Fund was as follows:

	Fiscal Year Ended March 31, 2021	Fiscal Year Ended March 31, 2020	Fiscal Year Ended March 31, 2019
Ultra-Short Fixed Income Fund	$1,228,849	$747,003	$348,072

Custody Agreement

Under its Custody Agreement with the Trust, TNTC (the “Custodian”) (i) holds the Fund’s cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Fund, (iii) makes receipts and disbursements of funds on behalf of the Fund, (iv) receives, delivers and releases securities on behalf of the Fund, (v) collects and receives all income, principal and other payments in respect of the Fund’s investments held by the Custodian, (vi) to the extent applicable to the Fund, is responsible for the Fund’s foreign custody arrangements pertaining to its activities under the Custody Agreement, and (vii) maintains all records of its activities and obligations under the Custody Agreement. The Custodian may appoint one or more sub-custodians and shall oversee the maintenance by any sub-custodian of any securities or other assets held by any Fund. The Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of foreign securities held by the Fund. The Custody Agreement provides that the Custodian will use reasonable care, prudence and diligence with respect to its obligations under the Custody Agreement and the safekeeping of the Fund’s property and shall be liable to and shall indemnify the Trust from and against any loss that occurs as a result of the failure of the Custodian or a sub-custodian to exercise reasonable care, prudence and diligence with respect to their respective obligations under the Custody Agreement and the safekeeping of such property. The Custodian is not responsible for any act, omission, or default of, or for the solvency of, any eligible securities depository, nor is the Custodian responsible for any act, omission, or default of, or for the solvency of, any broker or agent which it or a sub-custodian appoints and uses unless such appointment and use is made or done negligently or in bad faith.

Prior to August 1, 2019, as compensation for the domestic custody services rendered with respect to the Fund, and the assumption by the Custodian of certain related expenses, the Custodian was entitled to payment from the Trust as follows: (a) a basic custodial fee of (i) $18,000 annually for the Fund; plus (ii) 1/100th of 1% annually of the Fund’s average daily net assets to the extent they exceed $100 million; plus (b) a fixed dollar fee for each trade in portfolio securities; plus (c) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire; plus (d) reimbursement of other out-of-pocket expenses incurred by the Custodian. The fees referred to in clauses (b) and (c) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers (“CPIU”), provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment. The Custodian’s fees under the Custody Agreement are subject to reduction based on the Fund’s daily-uninvested U.S. cash balances (if any). The Custody Agreement shall continue indefinitely until terminated by the Trust by not less than 60 days’ written notice, or by the Custodian on not less than 90 days’ written notice.

Prior to August 1, 2019, as compensation for the foreign custody services rendered to the Trust by the Custodian with respect to the Fund, and the assumption by the Custodian of certain related expenses, the Custodian was entitled to payment from the Trust as follows: (i) $35,000 annually for the Fund; plus (ii) 9/100th of 1% annually of the Fund’s average daily net assets; plus (iii) reimbursement for other out-of-pocket fees incurred by the Custodian.

Effective August 1, 2019, the Custodian receives from the Trust, with respect to the Fund: (i) an annual fixed fee; plus (ii) an annual percentage of the Fund’s average daily net assets; plus (iii) an annual fixed dollar fee for each portfolio holding; plus (iv) fixed dollar fees for each trade in portfolio securities; plus (v) reimbursements for other out-of-pocket fees incurred by the Custodian.

For the fiscal years or periods indicated below, the amount of custodian fees paid by the Fund was as follows:

	Fiscal Year Ended March 31, 2021	Fiscal Year Ended March 31, 2020	Fiscal Year Ended March 31, 2019
Ultra-Short Fixed Income Fund	$233,831	$204,483	$249,696

BROKERAGE TRANSACTIONS

The amount of brokerage commissions paid by the Fund may vary substantially from year to year due to differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors. For the fiscal years or periods ended March 31, 2021, 2020, and 2019, the Fund did not pay commissions.

To the extent that the Fund effects brokerage transactions with any broker/dealer affiliated directly or indirectly with the Investment Adviser, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker/dealer effecting such transactions, will be fair and reasonable to the shareholders of the Fund. Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions and the cost of transactions may vary among different brokers. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are often traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Investment Adviser may use an affiliated person of the Investment Adviser as a broker for the Fund. In order for an affiliate, acting as agent, to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Board, including a majority of the Trustees who are not “interested” Trustees, has adopted procedures, which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliate are consistent with the foregoing standard.

Brokerage commissions may be paid to Northern Trust Securities, Inc. and/or Northern Trust Securities LLP, each an affiliated person of the Investment Adviser, which generally charge lower commission rates. During the last three fiscal years ended March 31, the Fund did not pay commissions to Northern Trust Securities, Inc.

During the fiscal year ended March 31, 2021, the Trust and the Investment Adviser did not direct brokerage transactions to brokers because of research services provided.

The Trust is required to identify any securities of its “regular brokers or dealers” as defined in Rule 10b-1 under the 1940 Act or of their parents that the Fund acquired during the most recent fiscal year. “Regular brokers or dealers” under Rule 10b-1 include: (a) the ten brokers or dealers that received the greatest amount of brokerage commissions by virtue of direct or indirect participations in the company’s portfolio transactions; (b) the ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company; and (c) the ten brokers or dealers that sold the largest amount of securities of the investment company. The regular brokers or dealers whose securities (or whose parent companies’ securities) the

Fund acquired during the fiscal year ended March 31, 2021 and the amount of securities of such regular brokers or dealers held by the Fund at March 31, 2021 are as follows:

Ultra-Short Fixed Income Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Northern Institutional Funds	$131,487
MarketAxess Corporation	0
Bank Of America, National Association	61,491
Mizuho Securities USA LLC	32,946
J.P. Morgan Securities LLC	52,992
Goldman Sachs & Co. LLC	61,629
Citigroup Global Markets Inc.	35,101
RBC Capital Markets, LLC	48,642
Morgan Stanley & Co. LLC	48,849
Merrill Lynch, Pierce, Fenner & Smith Incorporated	0

PORTFOLIO MANAGERS

The portfolio managers for the Fund are listed in the chart below.

Fund	Portfolio Manager(s)
Ultra-Short Fixed Income Fund	Morten Olsen and Bilal Memon

Accounts Managed by the Portfolio Managers

The following tables describe certain information with respect to accounts for which the portfolio managers have day-to-day responsibility, including all Northern Funds managed by the portfolio manager.

The table below discloses accounts within each type of category listed below for which Bilal Memon was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	2	$4,129	0	$0
Other Registered Investment Companies:	1	423	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	39	5,085	0	0

The table below discloses the accounts within each type of category listed below for which Morten Olsen was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	3	$4,766	0	$0
Other Registered Investment Companies:	1	134	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	1	758	0	0

Material Conflicts of Interest

NTI’s portfolio managers are often responsible for managing one or more Northern Funds, as well as other client accounts, including ETFs, separate accounts and other pooled investment vehicles. The Fund’s manager may manage various client accounts that may have materially higher or lower fee arrangements than the Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, that due to varying investment restrictions among accounts certain investments are made for some accounts and not others or conflicting investment positions could be taken among accounts. Some portfolio managers may be dual officers of one or more NTI affiliates and undertake investment advisory duties for the affiliates. The portfolio managers have a responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

NTI may have a financial incentive to favor accounts with performance-based fees because there may be an opportunity to earn greater fees on such accounts compared to accounts without performance-based fees. As a result, NTI may have an incentive to allocate investment opportunities and aggregate or allocate trades in favor of the account that pays a performance fee. NTI may also have an incentive to recommend investments that may be riskier or more speculative than those that it would recommend under a different fee arrangement.

NTI may invest client accounts in affiliated investment pools. If appropriate and consistent with the client’s investment objectives and applicable law, NTI may recommend to clients investment pools in which it or an affiliate provides services for a fee. NTI has an incentive to allocate investments to these types of affiliated investment pools in order to generate additional fees for NTI or its affiliates. In addition, NTI could direct its best investment ideas to these investment products or investment pools to the potential disadvantage of the Fund.

As NTI becomes aware of additional potential or actual conflicts of interest, they will be reviewed on a case-by-case basis.

NTI manages its client accounts consistent with applicable law and follows its own policies and procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged.

NTI provides advice and makes investment decisions for client accounts that it believes are consistent with each client’s stated investment objectives and guidelines. Advice given to clients or investment decisions made for clients may differ from, or may conflict with, advice given or investment decisions made for clients of an NTI affiliate. Conflicts may also arise because portfolio decisions regarding the Trust may benefit NTI or its affiliates or another account or fund managed by NTI or its affiliates. Actions taken with respect to NTI’s and its affiliates’ other funds or accounts managed by them may adversely impact the Fund, and actions taken by the Fund may benefit NTI or its affiliates or their other funds or accounts. NTI may also invest in the same securities that it or its affiliates recommend to clients. When NTI or an affiliate currently holds for its own benefit the same securities as a client, it could be viewed as having a potential conflict of interest.

Generally, NTI will not, as principal for its own account, buy securities from or sell securities to any client. It is possible that an affiliate, will, as principal, purchase securities from or sell securities to its clients.

From time to time, securities to be sold on behalf of a client may be suitable for purchase by another client. In such instances, if NTI determines in good faith that the transaction is in the best interest of each client, it may arrange for the securities to be crossed between client accounts in compliance with the 1940 Act, if applicable. Cross-trades present conflicts of interest, as there may be an incentive for NTI to favor one client to the disadvantage of another. NTI and the Trust have adopted policies on cross-trades that may be effected between the Fund and another client account. NTI conducts periodic reviews of trades for consistency with these policies.

NTI has established certain policies and procedures designed to address conflicts of interest that may arise between its employees and clients as well as between clients and NTI or its affiliates. NTI’s employees must act in the best interests of its clients and generally do not have knowledge of proprietary trading positions or certain other operations of affiliates.

Receipt of research from brokers who execute client transactions involve conflicts of interest. To the extent that NTI uses commissions to obtain research services for NTI or TNTC, NTI or TNTC will receive a benefit as it will not have to pay for the research, products or services itself. NTI may, therefore, have an incentive to select or recommend a broker-dealer based on its interest in receiving research rather than in obtaining the lowest commission rate on the transaction. NTI or TNTC may also obtain research services from brokerage commissions incurred by client accounts that may not directly benefit such client accounts. Similarly, clients may benefit from research even if trades placed on their behalf did not contribute to the compensation of the broker-dealer providing such research. NTI and TNTC do not seek to allocate research services to client accounts proportionately to the commissions that the client accounts generate.

Also, NTI and TNTC may receive products and services that are mixed use. In these cases, NTI or TNTC will use commissions to pay only for the eligible portion of the product or service that assists NTI or TNTC in the investment decision-making process. Any ineligible portion of the product will be paid directly by NTI or TNTC. NTI or TNTC makes a good faith effort to reasonably allocate such items and keeps records of such allocations although clients should be aware of the potential conflicts of interest.

NTI may provide investment advice to its affiliates and may provide investment advisory services to affiliates’ clients or as an investment adviser to the registered or unregistered investment pools in which these clients may invest. TNTC and NTI share a common trading desk and may have shared arrangements with investment research vendors. Also, these affiliates may provide marketing services to NTI, including the referral of certain clients.

NTI may have common management and officers with some of its affiliates. NTI shares facilities with affiliates and relies on TNTC and other affiliates for various administrative support, including information technology, human resources, business continuity, legal, compliance, finance, enterprise risk management, internal audit and general administrative support.

NTI’s affiliations may create potential conflicts of interest. NTI seeks to mitigate the potential conflicts of interest to ensure accounts are managed at all times in a client’s best interests and in accordance with client investment objectives and guidelines through regular account reviews attended by investment advisory, compliance and senior management staff. NTI also seeks to mitigate potential conflicts of interest through a governance structure and by maintaining policies and procedures that include, but are not limited to, personal trading, custody and trading.

Various non-affiliated investment advisers that may manage NTI client accounts, or may be recommended to NTI clients, may use an NTI affiliate for banking, trust, custody, administration, brokerage and related services for which NTI’s affiliate may receive fees. NTI does not recommend or utilize non-affiliated investment advisers based upon their use of NTI affiliates.

Given the interrelationships among NTI and its affiliates, there may be other or different potential conflicts of interest that arise in the future that are not included in this section.

To the extent permitted by applicable law, NTI may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Fund. These payments may be made out of NTI’s assets, or amounts payable to NTI rather than as a separately identifiable charge to the Fund. These payments may compensate Intermediaries for, among other things: marketing the Fund; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services for such products.

Portfolio Manager Compensation Structure

As of the date of this registration statement, the compensation for the portfolio managers of the Fund is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual cash incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The portfolio manager’s annual cash incentive award is not based on the investment performance of the Fund or the amount of assets held in the Fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Disclosure of Securities Ownership

As of the end of the most recently completed fiscal year ended March 31, 2021, the table below provides beneficial ownership of shares of the portfolio managers of the Fund. Please note that the table provides a dollar range of each portfolio manager’s holdings in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

Shares Beneficially Owned by	Fund	Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Bilal Memon	Ultra-Short Fixed Income Fund	None
Morten Olsen	Ultra-Short Fixed Income Fund	None

PROXY VOTING

The Trust has delegated the voting of portfolio securities to its Investment Adviser. The Investment Adviser has adopted the proxy voting policies and procedures applicable to Northern Trust Corporation and its affiliates (the “Northern Proxy Voting Policy”) for the voting of proxies on behalf of the Fund.

A Proxy Committee comprised of senior investment and compliance officers of Northern Trust Corporation, including officers of the Investment Adviser, has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Adviser has retained an independent third party proxy voting service (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee will apply the Proxy Guidelines to any such recommendation. See Appendix C for the Northern Proxy Voting Policy.

Information regarding how the Fund voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request, by contacting Northern Trust or by visiting the Northern Funds’ website at northerntrust.com/funds or the SEC’s website at www.sec.gov.

DISTRIBUTOR

The Trust, on behalf of the Fund, has entered into a distribution agreement (the “Distribution Agreement”) under which NFD, with principal offices at Three Canal Plaza, Suite 100, Portland, Maine 04101, as agent, distributes the shares of the Fund on a continuous basis. NFD continually distributes shares of the Fund on a best efforts basis. NFD has no obligation to sell any specific quantity of Fund shares. NFD and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust. The Investment Adviser pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. However, the Investment Adviser has entered into an agreement (the “Distribution Services Agreement”) with NFD under which it makes payments to NFD in consideration for certain distribution related services. The payments made by the Investment Adviser to NFD under the Distribution Services Agreement do not represent an additional expense to the Trust or its shareholders. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD’s breach of confidentiality.

Under a License Agreement (the “License Agreement”) with Foreside Distributors, LLC (“Foreside Distributors”), Northern Trust Corporation agrees that the name “Northern Funds” may be used by Foreside Distributors and its subsidiary, NFD, in connection with providing services to the Trust on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name “Northern Funds” to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect, Foreside Distributors and NFD will cease using the name “Northern Funds.”

SERVICE ORGANIZATIONS

As stated in the Fund’s Prospectuses, the Fund may enter into agreements from time to time with Service Organizations providing for support services to customers of the Service Organizations who are the beneficial owners of Siebert Williams Shank class shares. Under the agreements, the Fund may pay Service Organizations up to 0.15% (on an annualized basis) of the average daily NAV of the Siebert Williams Shank shares beneficially owned by their customers. Support services provided by Service Organizations under their agreements may include: (i) processing dividend and distribution payments from the Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Fund.

The Fund’s arrangements with Service Organizations under the agreements are governed by an Amended and Restated Service Plan, which has been adopted by the Board. In accordance with the Amended and Restated

Service Plan, the Board reviews, at least quarterly, a written report of the amounts expended in connection with the Fund’s arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Fund’s arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the “Disinterested Trustees”).

The Board believes that there is a reasonable likelihood that its arrangements with Service Organizations will benefit the Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board (including a majority of the Disinterested Trustees). As Siebert Williams Shank shares have not commenced operations, Siebert Williams Shank shares of the Fund did not pay fees for the last three fiscal years ended March 31 under the Amended and Restated Service Plan.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust, as well as its non-interested Trustees.

Deloitte & Touche LLP, an independent registered public accounting firm, 111 South Wacker Drive, Chicago, Illinois 60606, has been appointed to serve as an independent registered public accounting firm for the Trust. In addition to audit services, an affiliate of Deloitte & Touche LLP reviews the Trust’s federal and state tax returns.

IN-KIND PURCHASES AND REDEMPTIONS

Payment for shares of the Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

Although the Fund generally will redeem shares in cash, the Fund reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from the Fund. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s NAV per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

REDEMPTION FEES AND REQUIREMENTS

Shares of the Fund are sold and generally redeemed without any purchase or redemption charge imposed by the Trust.

AUTOMATIC INVESTING PLAN

The Automatic Investing Plan permits an investor to use “Dollar Cost Averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging usually should be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price that is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

DIRECTED REINVESTMENTS

In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement).

Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account.

Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

REDEMPTIONS AND EXCHANGES

Exchange requests received on a business day prior to the time shares of the Fund involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the NAV per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing also normally will be purchased at the NAV per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the Fund involved in the request are priced and will be processed on the next business day in the manner described above. Shareholders who wish to exchange Siebert Williams Shank shares of the Fund may do so for shares of another fund of the Trust subject to that fund’s eligibility requirements and if the registration of both accounts is identical. If a shareholder holds shares through certain financial intermediaries, exchangeability among Funds may be limited.

The Trust may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder that is applicable to Fund shares as provided in the Fund’s Prospectus from time to time. The Trust reserves the right on 30 days’ written notice, to redeem the shares held in any account if at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Such involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund’s NAV. The Trust also may involuntarily redeem shares held by any shareholder who provides incorrect or incomplete account information or when such redemptions are necessary to avoid adverse consequences to the Fund and its shareholders or the Transfer Agent. Additionally, subject to applicable law, the Trust reserves the right to involuntarily redeem an account at the Fund’s then current NAV, in cases of disruptive conduct, suspected fraudulent or illegal activity, inability to verify the identity of an investor, or in other circumstances where redemption is determined to be in the best interest of the Trust and its shareholders.

The Trust, Northern Trust and their agents also reserve the right, without notice, to freeze any account and/or suspend account services when: (i) notice has been received of a dispute regarding the assets in an account, or a legal claim against an account; (ii) upon initial notification to Northern Trust of a shareholder’s death until Northern Trust receives required documentation in correct form; or (iii) if there is reason to believe a fraudulent transaction may occur or has occurred.

RETIREMENT PLANS

Shares of the Fund may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

EXPENSES

Except as set forth above and in this SAI, the Fund is responsible for the payment of its expenses. These expenses include, without limitation: the fees and expenses payable to the Investment Adviser, Transfer Agent and Custodian; brokerage fees and commissions; fees for the registration or qualification of Fund shares under federal or state securities laws taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Fund’s shareholders and regulatory authorities; compensation and expenses of its non-interested Trustees; payments to service organizations; fees of industry organizations such as the Investment Company Institute and Mutual Fund Directors Forum; acquired fund fees and expenses; expenses of third party consultants engaged by the Board; expenses in connection with the negotiation and renewal of the revolving credit facility; and miscellaneous and extraordinary expenses incurred by the Trust.

NTI has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than, as applicable, certain excepted expenses, i.e., service fees, acquired fund fees and expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the amount shown in the footnote to the table under the caption “Fees and Expenses of the Fund” in the Fund’s Fund Summary during the current fiscal year. The “Total Annual Fund Operating Expenses After Expense Reimbursement” for the Fund may be higher than the contractual limitation for the Fund as a result of certain excepted expenses that are not reimbursed. The contractual expense reimbursement arrangement with respect to the Fund is expected to continue until at least December 31, 2022. The expense reimbursement arrangement will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or the Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the arrangement at any time with respect to the Fund if it determines that it is in the best interests of the Fund and its shareholders. The expense reimbursement amounts below do not include expense reimbursements for any duplicative advisory fees attributable to Fund assets invested in an affiliated money market fund.

For the fiscal years indicated below, NTI contractually reimbursed expenses for the Fund as follows:

	Fiscal Year Ended March 31, 2021	Fiscal Year Ended March 31, 2020	Fiscal Year Ended March 31, 2019
Ultra-Short Fixed Income Fund	$677,657	$520,631	$235,380

NTI may voluntarily reimburse additional expenses or waive all or a portion of the management fees of the Fund. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time.

NTI did not voluntarily reimburse any fees for the Fund during the fiscal years ended March 31, 2019, March 31, 2020 and March 31, 2021.

PERFORMANCE INFORMATION

You may call 800-595-9111 to obtain performance information or visit northerntrust.com/funds. Performance reflects fee waivers and expense reimbursements, as previously discussed in this SAI. If such fee waivers and expense reimbursements were not in place, the Fund’s performance would have been reduced.

The Fund calculates its total returns on an “average annual total return” basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the measuring period. Total returns for the Fund also may be calculated on an “aggregate total return” basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Fund during the period are reinvested in the shares of the Fund. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of the Fund for any one year in the period might have been more or less than the average for the entire period. The Fund also may advertise from time to time the total return of the Fund on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

The Fund calculates its “average annual total return” by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value (“ERV”) of such investment according to the following formula:

P (1+T)n = ERV

Where:	P =	hypothetical initial payment of $1,000;
	T =	average annual total return;
	n =	period covered by the computation, expressed in terms of years; and
	ERV =	ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the 1-, 5- or 10-year periods (or fractional portion).

Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the Fund’s maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at NAV on the reinvestment dates during the period.

The Fund may compute an “average annual total return-after taxes on distributions” for the Fund by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ERV after taxes on distributions but not after taxes on redemption according to the following formula:

P (1+T)n = ATVD

Where:	P =	a hypothetical initial payment of $1,000;
	T =	average annual total return (after taxes on distributions);
	n =	number of years; and
	ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the Fund’s maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, also is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

The Fund may compute an “average annual total return-after taxes on distributions and redemption” by determining the average annual compounded rate of return after taxes on distributions and redemption during specified periods that equates the initial amount invested to the ERV after taxes on distributions and redemption according to the following formula:

P (1+T)n = ATVDR

Where:	P =	a hypothetical initial payment of $1,000;
	T =	average annual total return (after taxes on distributions and redemption);
	n =	number of years; and
	ATVDR =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions and redemption.

Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the Fund’s maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from the redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

The Fund may compute its “aggregate total return” by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ERV of such investment. The formula for calculating aggregate total return is as follows:

T = [(ERV/P)]-1

Where:	P =	hypothetical initial payment of $1,000;
	T =	aggregate total return; and
	ERV =	ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) period at the end of the 1-, 5- or 10-year periods (or fractional portion).

The formula for calculating total return assumes that (i) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (ii) all recurring fees charged to all shareholder accounts are included. The variable ERV in the formula is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

The yield of the Fund is computed based on the Fund’s net income during a specified 30-day (or one month) period which will be identified in connection with the particular yield quotation. More specifically, the Fund’s yield is computed by dividing the per share net income during a 30-day (or one month) period by the NAV per share on the last day of the period and annualizing the result on a semiannual basis.

The Fund calculates its 30-day (or one month) standard yield in accordance with the method prescribed by the SEC for mutual funds:

Yield = 2[{(a-b/cd) + 1}6 - 1]

Where:	a =	dividends and interest earned during the period;
	b =	expenses accrued for the period (net of reimbursements);
	c =	average daily number of shares outstanding during the period entitled to receive dividends; and
	d =	NAV per share on the last day of the period.

The Fund’s “tax-equivalent” yield is computed by: (i) dividing the portion of the Fund’s yield (calculated as above) that is exempt from income tax by one minus a stated income tax rate; and (ii) adding the quotient to that portion, if any, of the Fund’s yield that is not exempt from income tax.

GENERAL INFORMATION

The Fund’s performance will fluctuate, unlike bank deposits or other investments that pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze the Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing NAV and determining performance.

The performance of the Fund may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. Performance data as reported in national financial publications such as Money, Forbes, Barron’s, the Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of the Fund. From time to time, the Fund also may quote the mutual fund ratings of Morningstar, Inc. and other services in their advertising materials.

NTI does not guarantee the accuracy or completeness of the broad-based securities market indices or any data included therein or the descriptions of the index providers, and NTI shall have no liability for any errors, omissions, or interruptions therein.

NTI makes no warranty, express or implied, as to the results to be obtained by the Northern Funds, to the owners of the shares of the Fund of Northern Funds, or to any other person or entity, from the use of any index or any data included therein. NTI makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any index or any data included therein. Without limiting any of the foregoing, in no event shall NTI have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Ibbotson Associates, Inc. of Chicago, Illinois (“Ibbotson”), a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc., provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons also may include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. The Fund also may compare performance to that of other compilations or indices that may be developed and made available in the future.

The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. “Compounding” refers to the fact that, if dividends or other distributions on the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

The Fund may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Investment Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Fund also may include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of the Fund. Also, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

Materials may include lists of representative clients of Northern Trust. Materials may refer to the CUSIP numbers of the Fund and may illustrate how to find the listings of the Fund in newspapers and periodicals. Materials also may include discussions of other funds, investment products, and services.

The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in the Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor’s average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

The Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

Advertisements and sales materials relating to the Fund may include information regarding the background and experience of its portfolio managers.

NET ASSET VALUE

Securities are valued at fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System, including shares of ETFs, are valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NASDAQ National Market System also generally are valued at the most recent quoted bid price. Fixed-income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Such prices may be determined taking into account other similar securities prices, yields, maturities, call features, ratings, strength of issuer, insurance guarantees, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers generally are based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed-income securities, however, may, like domestic fixed-income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Shares of open-end investment companies are valued at NAV. Spot and forward currency exchange contracts generally are valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Adviser has determined, pursuant to Board authorization, approximates fair value. If the Fund invests in other underlying funds, other than funds that are exchange-traded, the investing Fund will calculate its NAV using the NAV of the underlying fund in which it invests.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board. Circumstances in which securities may be fair valued include periods when trading in a security is limited, corporate actions and announcements take place, or regulatory news is released such as government approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of market values normally used by the Fund but before the time as of which a class of shares of the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by the Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time a class of shares of the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Fund to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a NAV other than the Fund’s official closing NAV for a class of shares. For instance, if a pricing error is discovered that impacts the Fund’s NAV for a class of shares, the corrected NAV would be the official closing NAV for a class of shares and the erroneous NAV would be a NAV other than the Fund’s official closing NAV for a class of shares. Those transactions that were processed using the erroneous NAV may then be reprocessed using the official closing NAV. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Fund may also close on days when the Federal Reserve Bank of New York (“New York Fed”) is open but the New York Stock Exchange is closed, such as Good Friday, and when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close early. If the Fund does so, it will cease granting same day credit for purchase and redemption orders received at the Fund’s closing time and credit will be given on the next business day.

A Business Day is defined as each Monday through Friday that the New York Fed is open for business, except as noted below. The New York Fed is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

The Investment Adviser is not required to calculate the NAV of the Fund on days during which no shares are tendered to the Fund for redemption and no orders to purchase or sell shares are received by the Fund, or on days on which there is an insufficient degree of trading in the Fund’s portfolio securities for changes in the value of such securities to affect materially the NAV per share.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

FEDERAL—GENERAL INFORMATION

The Fund has elected to qualify and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which (a) the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships (including MLPs).

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions attributable to tax-exempt income) to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income with certain modifications and capital gain net income (excess of capital gains over capital losses) before taking into account any deduction for dividends paid, by the end of each calendar year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a 3-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

FEDERAL TAX ON FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits.

Distributions by the Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 20% to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder); (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains except to the extent of any “unrecaptured section 1250 gains” which are taxed at a maximum rate of 25%.

The Fund’s dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs.

At the time of your purchase of shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on Dec. 31 of such calendar year if such dividends are actually paid in January of the following year.

A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

STATE AND LOCAL TAXES

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by Ginnie Mae or Fannie Mae, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment.

FOREIGN TAXES

The Fund may be subject to foreign withholding or foreign taxes on income, including dividends and interest received from sources in foreign countries or gain from certain foreign securities. If more than 50% of the value of the total assets of the Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid or deemed paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. It is not anticipated that the Fund will generally be eligible to make this election.

SALE, EXCHANGE OR REDEMPTION OF FUND SHARES

The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after Jan. 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and that are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. When required to report cost basis, the Fund will calculate it using the Fund’s default method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund’s available cost basis reporting methods, including its default method, please contact the Fund. the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. However, this rule does not apply to any loss incurred on a redemption or exchange of shares of a tax-free money market fund or other fund that declares exempt-interest dividends daily and distributes them at least monthly for which your holding period began after Dec. 22, 2010.

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

BACKUP WITHHOLDING

By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you: (i) provide your correct social security or taxpayer identification number, (ii) certify that this number is correct, (iii) certify that you are not subject to backup withholding, and (iv) certify that you are a U.S. person (including a U.S. resident alien). The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS AND PFICS

The tax principles applicable to transactions in financial instruments, including futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. Additionally, they may generate items of tax preference or adjustment for the alternative minimum tax that may be allocable to the shareholder.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS

The Fund may invest in REITs.

In general, qualified REITs are taxed only on their income that is not distributed to their shareholders. Even if a REIT meets all of the requirements to be generally exempt from federal income tax on its income, under Treasury regulations that have not yet been issued, REITs will be taxed on income, if any, from real estate mortgage investment conduits and possibly income from equity interests in taxable mortgage pools (so-called “excess inclusions”). These regulations may require excess inclusion income of a regulated investment company be allocated to the shareholders of the regulated investment company with the same consequences as if the shareholders held the interests directly.

With respect to shareholders who are not nominees, the Fund must report excess inclusion income to its shareholders in two cases:

(i) If the excess inclusion income received the Fund from all sources exceeds 1% of its gross income, it must inform the non-nominee shareholders of the amount and character of the excess inclusion income allocated to them; and

(ii) If the Fund receives excess inclusion income from a qualified REIT, the excess inclusion income of which in its most recent tax year ending no later than nine months before the first day of the Fund’s taxable year exceeded 3% of the REIT’s total dividends, the Fund must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from the REIT.

In general, the applicable rules under the Code and expected rules under the regulations will provide that the excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code to include governmental units, tax-exempt entities and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

The Fund may make distributions to you of “section 199A dividends” with respect to qualified dividends that it receives with respect to the Fund’s investments in REITs. A section 199A dividend is any dividend or part of such dividend that the Fund pays to you and reports as a section 199A dividend in written statements furnished to you. Distributions paid by the Fund that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from a REIT reduced by the Fund’s allocable expenses. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for the Fund’s shares and satisfied certain other conditions. For the lower rates to apply, you must have owned your Fund shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the Fund’s ex-dividend date, but only to the extent that you are not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

TAXATION OF NON-U.S. SHAREHOLDERS

Subject to the discussion of special tax consequences under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) below, dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or W-8BEN-E, as applicable, certifying its entitlement to benefits under a treaty. Certain interest related dividends and short-term capital gain dividends as designated by the Fund are not subject to this 30% withholding tax if the shareholder provides a properly completed Form W-8BEN or W-8BEN-E, as applicable. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate (as discussed above).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

Ordinary dividends paid to a non-U.S. shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to a U.S. withholding tax at a 30% rate. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

DESCRIPTION OF SHARES

The Trust Agreement permits the Trust’s Board to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees of the Trust may hereafter create series in addition to the Trust’s 41 existing series, which represent interests in the Trust’s 41 respective portfolios, one of which is described in this SAI. The Trust Agreement also permits the Board to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares in two separate classes of shares in the Fund: Shares class shares and Siebert Williams Shank class shares.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. There are currently no Series Trustees for the Trust.

Under the terms of the Trust Agreement, each share of the Fund has a par value of $0.0001, which represents a proportionate interest in the Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “Account Policies and Other Information” in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of the Fund are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Fund are not issued.

The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to the Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Fund and other funds of the Trust normally are allocated in proportion to the NAV of the respective funds except where allocations of direct expenses can otherwise be fairly made.

NOTICE: Under Section 72.1021(a) of the Texas Property Code, initial investors in the Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111 to obtain a form for providing written notice to the Trust.

The Fund and other funds of the Trust entitled to vote on a matter will vote in the aggregate and not by fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular fund.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share (and proportionate fractional votes for fractional shares held) or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The power to call a vote with respect to shareholders of the Fund is vested exclusively in the Board. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Board may not, without the affirmative vote of the holders of a majority of the outstanding shares of the Trust, amend or otherwise supplement the Trust Agreement or amend and restate a trust investment to reduce the rights, duties, powers, authorities and responsibilities of the Trustees, except to the extent such action does not violate the 1940 Act. Subject to the foregoing, the Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

Under the Delaware Statutory Trust Act (the “Delaware Act”), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The term “majority of the outstanding shares” of either the Trust or a fund or investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.

The Trust’s by-laws state that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forums for any Shareholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim or breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s Shareholders, (iii) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, arising pursuant to any provision of the Delaware Statutory Trust Act or the Trust’s Trust Instrument or bylaw; or (iv) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, governed by the internal affairs doctrine, shall be a state or federal court located within the State of Delaware. The Trust’s by-laws also state that any persons or entity that is a shareholder of the Trust shall be deemed to have notice of and consented to the foregoing provision of the Trust’s by-laws.

As of November 5, 2021, TNTC and its affiliates held of record outstanding shares of the Fund as agent, custodian, trustee or investment adviser on behalf of their customers. The amount of shares held of record may be more than 25%. As of November 5, 2021, the Trust is not aware of any particular shareholder holding more than 25% of the Fund’s shares. To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of the Fund, such shareholder may be deemed a “control person” of the Fund for purposes of the 1940 Act. Prior to the date of this SAI, Siebert Williams Shank shares of the Fund had not yet commenced operations; therefore, there were no shareholders of the Siebert Williams Shank shares.

As of November 5, 2021, the Trust’s Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of the Fund.

FINANCIAL STATEMENTS

The audited financial statements of the Fund and related report of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the Annual Report to the Fund’s shareholders for the fiscal year ended March 31, 2021 (the “Annual Report”) as well as the unaudited financial statements of the Fund contained in the Fund’s semiannual report to shareholders for the six-month period ended September 31, 2021 (“Semi-Annual Report”), are hereby incorporated by reference herein. No other parts of the Annual Report, including without limitation, “Management’s Discussion of Fund Performance,” or the Semi-Annual Report are incorporated by reference herein. Copies of the Fund’s Annual and Semiannual Reports may be obtained upon request and without charge, from the Transfer Agent by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111 (toll-free).

OTHER INFORMATION

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. or on the SEC’s website at www.sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1”—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3”—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B”—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D”—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings—S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR”—This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”—Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term debt obligations.

“P-2”—Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term debt obligations.

“P-3”—Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP”—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR”—Is assigned to an unrated issuer.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention1. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1”—Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”—Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3”—Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B”—Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”—Securities possess high short-term default risk. Default is a real possibility.

“RD”—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”—Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Plus (+) or minus (-)—The “F1” rating may be modified by the addition of a plus (+) or minus (-) sign to show the relative status within that major rating category.

“NR”—Is assigned to an unrated issue of a rated issuer.

[1]	A long-term rating can also be used to rate an issue with short maturity.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)”—Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)”—Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)”—Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)”—Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)”—Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)”—Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3”—Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4”—Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5”—Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D”—Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA”—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA”—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A”—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB”—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C”—Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB”—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B”—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC”—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC”—An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C”—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D”—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Plus (+) or minus (-)—The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR”—This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings—S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa”—Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa”—Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”—Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa”—Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”—Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”—Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”—Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”—Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”—Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR”—Is assigned to unrated obligations.

The following summarizes long-term ratings used by Fitch:

“AAA”—Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”—Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”—Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”—Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB”—Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B”—Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC”—A “CCC” rating indicates that substantial credit risk is present.

“CC”—A “CC” rating indicates very high levels of credit risk.

“C”—A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR”—Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA”—Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA”—Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A”—Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB”—Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB”—Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B”—Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C”—Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D”—A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1”—A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2”—A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3”—A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D”—This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

“MIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2”—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3”—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG”—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR”—Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

“VMIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2”—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3”—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG”—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR”—Is assigned to an unrated obligation.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS Morningstar provides independent credit ratings services for financial institutions, corporate and sovereign entities and structured finance products and instruments. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an entity or security. The Rating Committee process facilitates rating decisions, which are a collective assessment of DBRS Morningstar’s opinion rather than the view of an individual analyst. Ratings are based on sufficient information that incorporates both global and local considerations and the use of approved methodologies. They are independent of any actual or perceived conflicts of interest. DBRS Morningstar credit ratings are formed and disseminated based on established methodologies, models and criteria (Methodologies) that apply to entities and securities that we rate, including corporate finance issuers, financial institutions, insurance companies, public finance and sovereign entities as well as Structured Finance transactions. DBRS Morningstar methodologies are periodically reviewed and updated by the team.

APPENDIX B

To the extent consistent with its investment objective and strategies, the Fund may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Fund may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.

I. Interest Rate Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, at or shortly after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Fund presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

Interest rate future contracts can also be used by the Fund for non-hedging (speculative) purposes to increase total return.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges—principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission (“CFTC”) as a contract market or registered with the CFTC as a derivatives transaction execution facility (“DTEF”). Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II. Index and Security Futures Contracts

A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P 100® Index or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures;” broader-based index futures are referred to as “index futures”). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective and strategies, the Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

The Fund may sell index futures and security futures contracts in order to offset a decrease in market value of their portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of their portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize index futures and security futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in their holdings they may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their portfolios will decline prior to the time of sale.

Index futures and security futures can also be used by the Fund for non-hedging (speculative) purposes to increase total return.

IV. Margin Payments

Unlike purchases or sales of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Fund, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

When futures are purchased to hedge against a possible increase in the price of securities or a currency before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by Fund is also subject to the Investment Adviser’s ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures purchased or sold by the Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the NFA nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange), nor the protective measures provided by the SEC’s rules relating to security futures. In particular, the investments of the Fund in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures trading facilities. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI. Options on Futures Contracts

The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by the Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See “Risks of Transactions in Futures Contracts” above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters

The Fund intends to comply with the regulations of the CFTC exempting it from the definition of a “Commodity Pool,” including the annual affirmation requirement that went into effect in 2013. The Fund is operated by persons who have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under such Act. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

APPENDIX C

PROXY VOTING POLICIES, PROCEDURES AND GUIDELINES

12/15/2019

These policies and procedures (and the guidelines that follow) apply to the voting of proxies by Northern Trust Corporation affiliates (“Northern Trust”) for accounts over which Northern Trust has been granted proxy voting discretion.

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Northern Trust

Proxy Voting

Policies and Procedures

These policies and procedures (and the guidelines that follow) apply to the voting of proxies by Northern Trust Corporation affiliates (“Northern Trust”) for accounts over which Northern Trust has been granted proxy voting discretion.

SECTION 1. PROXY VOTING GUIDELINES

The fundamental precept followed by Northern Trust in voting proxies is to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. As used in these policies and procedures the term “clients/beneficiaries” means any person or entity having the legal or beneficial ownership interest, as the case may be, in a trust, custody or investment management account over which Northern Trust has discretionary voting authority.

Absent special circumstances of the types described in these policies and procedures, Northern Trust will generally exercise its proxy voting discretion in accordance with the guidelines set forth below. In situations where the application of Northern Trust’s guidelines would be inappropriate for particular proxy issues of non-U.S. companies due to local market standards, customs and best practices, Northern Trust will instruct its Proxy Voting Service (defined below in Section 3) to provide a vote recommendation based on the Proxy Voting Service’s relevant global guidelines. Examples of such issues include “poison pill” defenses, which are allowed to be approved by a company’s board of directors without shareholder approval in a number of countries, and definitions of director independence, which vary significantly from country to country.

The foregoing domestic and global proxy voting guidelines are collectively referred to in these policies and procedures as the “Proxy Guidelines”.

SECTION 2. PROXY COMMITTEE

Northern Trust’s Proxy Committee has responsibility for the content, interpretation and application of the Proxy Guidelines. Membership of the Proxy Committee consists of a group of senior Northern Trust investment and compliance officers. Meetings of the Proxy Committee may be called by the Chairperson or, in his or her absence, by any two committee members. Meetings may be conducted in person or telephonically. A majority of committee members present (in person or by proxy) will constitute a quorum for the transacting of business at any meeting. The approval of proxy votes or changes to these policies and procedures or the Proxy Guidelines may be made by majority vote of those present (in person or by proxy) at a meeting called for that purpose. Alternatively, the Committee may approve proxy votes or changes to these policies and procedures or the Proxy Guidelines by a majority vote communicated telephonically (without a meeting) or electronically, provided that any action so approved is properly documented and reflected in minutes of the next meeting of the Committee.

SECTION 3. PROXY VOTING SERVICE

Northern Trust has delegated to an independent third party proxy voting service (“Proxy Voting Service”), the responsibility to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. For proxy proposals that under the Proxy Guidelines are to be voted on a case by case basis, Northern Trust provides supplementary instructions to the Proxy Voting Service to guide it in making vote recommendations. Northern Trust has instructed the Proxy Voting Service not to exercise any discretion in making vote recommendations and to seek guidance whenever it encounters situations that are either not covered by the Proxy Guidelines or where application of the Proxy Guidelines is unclear. In the event that the Proxy Voting Service does not or will not provide recommendations with respect to proxy proposals for securities over which Northern Trust or its affiliates have voting discretion, the relevant proxy analyst at

Northern Trust responsible for the issuer or its business sector shall be responsible for reviewing the proxy proposal and making a voting recommendation to the Proxy Committee consistent with the Proxy Guidelines.

The Proxy Committee will review the Proxy Voting Service on an annual basis. In connection with that review, it will assess: (1) the Proxy Voting Service’s capacity and competency in analyzing proxy issues; (2) the adequacy of the Proxy Voting Service’s staffing and personnel; (3) whether the Proxy Voting Service has robust policies and procedures that enable it to make proxy voting recommendations based on current and accurate information; and (4) the Proxy Voting Service’s ability to identify and address any real or potential conflicts of interests that exist or may have existed between the firm and its employees and the voting recommendations it made to Northern Trust. The Proxy Committee will also regularly monitor the Proxy Voting Service by requesting information from the Proxy Service to determine whether any real or potential conflicts of interest exist as a result of changes to the firm’s business or internal policies. The Proxy Voting Service will also be required to proactively communicate any (i) business changes or (ii) changes and updates to the firm’s policies and procedures that could impact the adequacy and quality of the proxy voting services or the firm’s ability to effectively manage conflicts.

SECTION 4. APPLICATION OF PROXY GUIDELINES

It is intended that the Proxy Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Proxy Committee may vote proxies contrary to the recommendations of the Proxy Voting Service, or, in the circumstances described in Section 3 above, a Northern Trust proxy analyst, if it determines such action to be in the best interests of Northern Trust clients/beneficiaries. In the exercise of such discretion the Proxy Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. As a result, a proxy may be voted in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote.

The Proxy Committee will document the rationale for any proxy voted contrary to the recommendation of the Proxy Voting Service or, in the circumstances described in Section 3 above, a Northern Trust proxy analyst.

SECTION 5. CONFLICTS OF INTEREST

The Proxy Committee may occasionally be subject to conflicts of interest in the voting of proxies. Clear examples include proxy votes on securities issued by Northern Trust Corporation or its affiliates and proxy votes on matters in which Northern Trust has a direct financial interest (such as shareholder approval of a change in mutual fund advisory fees where Northern Trust is the fund advisor). Conflicts of interest may also be present due to relationships that Northern Trust, its board members, executive officers, and others maintain with the issuers of securities, proponents of shareholder proposals, participants in proxy contests, corporate directors or candidates for directorships.

Northern Trust has sought to address proxy related conflicts of interest in various ways, including the establishment, composition and authority of the Proxy Committee, and by its delegation of primary responsibility for proxy review and vote recommendation functions to the Proxy Voting Service. For these reasons the potential for conflicts of interest in the voting of proxies generally arises only where the Proxy Committee is considering the possibility of voting in a manner contrary to a vote recommendation received from the Proxy Voting Service or where the Proxy Voting Service has not provided a vote recommendation. In these situations, the Proxy Committee will need to determine if a conflict of interest exists and, in situations where a conflict is determined to exist, if the conflict is so severe that the Proxy Committee is unable to exercise independent judgment. Conflicts for which the Proxy Committee determines it is unable to exercise independent judgment are referred to in these policies and procedures as “Disabling Conflicts” and other conflicts are referred to as “Non-Disabling Conflicts”.

Conflicts where the Proxy Committee has received a vote recommendation from the Proxy Voting Service. Where the Proxy Committee determines that it is subject to a Disabling Conflict, it will vote in accordance with the vote recommendation received from the Proxy Voting Service. Where the Proxy Committee determines that it is subject to a Non-Disabling Conflict, it either may vote in accordance with the vote recommendation received from the Proxy Voting Service, or it may vote contrary to the vote recommendation received from the Proxy Voting Service if the Proxy Committee determines, consistent with its duty of loyalty and care, and by a vote of at least 70% of its voting members, that the interests of clients/beneficiaries would be better served by voting contrary to such vote recommendation.

Conflicts where the Proxy Committee has not received a vote recommendation from the Proxy Voting Service. Where the Proxy Committee determines that it is subject to a Disabling Conflict, it may resolve the conflict in any of the following ways, which may vary, consistent with its duty of loyalty and care, depending upon the facts and circumstances of each situation and the requirements of applicable law:

•	Following the vote recommendation of an independent fiduciary appointed for that purpose;

•	Voting pursuant to client direction;

•	Abstaining; or

•	Voting pursuant to a “mirror voting” arrangement (under which shares are voted in the same manner and proportion as some or all of the other shares not voted by the Proxy Committee).

Where the Proxy Committee determines that is subject to a Non-Disabling Conflict, it may resolve the conflict in a manner consistent with the preceding paragraph or it may vote in its discretion, provided that any discretionary vote that favors a party that is the source of the conflict may only be made if the Proxy Committee determines, consistent with its duty of loyalty and care, and by a vote of at least 70% of its voting members, that the interests of clients/beneficiaries are best served by such vote.

SECTION 6. PROXY VOTING RECORDS; CLIENT DISCLOSURES

Northern Trust will maintain the following records relating to proxy votes cast under these policies and procedures:

A.	A copy of these policies and procedures.

B.	A copy of each proxy statement Northern Trust receives regarding client securities.

C.	A record of each vote cast by Northern Trust on behalf of a client.

D.	A copy of any document created by the Proxy Committee that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision.

E.

A copy of each written client request for information on how Northern Trust voted proxies on behalf of the client, and a copy of any written response by Northern Trust to any (written or oral) client request for information on how Northern Trust voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. Northern Trust may rely on one or more third parties to make and retain the records referred to in items B. and C. above.

The Proxy Committee will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request. It is generally the policy of Northern Trust not to disclose its proxy voting records to third parties, except as may be required by applicable laws and regulations.

SECTION 7. ERISA ACCOUNTS

Plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Northern Trust, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. Consistent with Labor Department positions, it is the policy of Northern Trust to follow the provisions of a plan’s governing documents in the voting of employer securities unless it determines that to do so would breach its fiduciary duties under ERISA.

SECTION 8. MUTUAL FUNDS

Proxies of registered management investment companies will be voted subject to any applicable investment restrictions of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.

SECTION 9. OTHER SPECIAL SITUATIONS

Proxies of funds or accounts that specify the use of proxy guidelines other than the Proxy Guidelines will be voted in accordance with these other guidelines. Northern Trust may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Northern Trust must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, Northern Trust will not vote those proxies in the absence of an unusual, significant vote. Various accounts over which Northern Trust has proxy voting discretion participate in securities lending programs administered by Northern Trust or a third party. Because title to loaned securities passes to the borrower, Northern Trust will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Northern Trust has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

Northern Trust

Proxy Voting Guidelines

I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

Northern Trust generally votes for director nominees in uncontested elections absent countervailing factors such as a lack of director independence (see below), chronic, unjustified absenteeism, concerns regarding the inattentiveness of the nominee, including the number of public company boards on which the nominee sits, and if the nominee sits on an audit, compensation or risk committee, concerns regarding the actions taken by such committees.

B. Director Independence

For any situations not already covered by a rule or regulation, Northern Trust will generally vote for shareholder proposals requesting that the board of a company be comprised of a majority of independent directors and will generally vote against shareholder proposals requesting that the board of a company be comprised of a supermajority of independent directors. Northern Trust generally votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively and withholds votes for the election of non-independent directors serving on an audit, compensation or nominating committee or board.

Northern Trust generally leaves the choice of chairman to the board’s discretion as Northern Trust’s support for proposals that principal committees consist exclusively of independent directors and that the board be comprised of a majority of independent directors provides sufficient checks and balances. However, Northern Trust will vote case by case on whether to support shareholder resolutions seeking the separation of chairman and CEO in circumstances where shareholder interests may be better served by having an independent chair. Such circumstances may include, during periods of organizational re-structuring, during periods of sustained under performance relative to peers, during a period of leadership transition, or where concerns arise as to the sufficiency of independence the board has from management.

Northern Trust generally supports the listing standards or local market practice on non-executive director independence. Northern Trust may apply a stricter standard for director independence at companies that exhibit poor governance practices. A non-executive director in these instances would not be considered independent if he or she:

•	Has been an employee of the company within the last five years;

•	Has, or has had within the last three years, a material business relationship with the company;

•	Is a company founder;

•	Represents a significant shareholder; or

•	Has close family ties with any of the company’s advisers, directors, or senior employees.

C. Director Attendance

Northern Trust will vote case by case on individual directors who attend fewer than 75 percent of board and board-committee meetings for two consecutive years.

D. Lead Independent Director

Northern Trust generally votes for shareholder proposals in support of the appointment of a lead independent director.

Northern Trust expects the role of the lead independent director to be set out within the board’s governance charter, with clearly defined powers that should include at minimum the ability to:

•	serve as a liaison between the company’s independent directors and the CEO;

•	lead the annual evaluation of the CEO’s performance and the annual evaluation of the independent board of directors;

•	be available for consultation and direct communication with major stockholders, if they so request;

•	approve meeting agendas for the board and the nature of information sent to the board;

•	call a special meeting of the board or a special executive session of the independent directors; and

•	add items to the agenda of any regular or special meeting of the board deemed necessary or advisable.

E. Overboarding Issues

Northern Trust generally votes against a director nominee if it is a CEO who sits on more than two public boards or a non-CEO who sits on more than four public boards.

F. Diversity

Companies benefit from a wide diversity of perspectives and backgrounds on their boards. The board should reflect the diversity of the workforce and society, ensuring that a variety of viewpoints are represented in corporate decision-making. Northern Trust believes that an effective board should be comprised of directors with a mix of skills and experience to ensure the Board has the necessary tools to perform its oversight function effectively; this includes diversity of background, experience, age, race, gender, ethnicity, and culture. Northern Trust may vote against one or more directors where we have concerns relating to the composition and diversity of the board.

G. Stock Ownership Requirements

Northern Trust generally votes against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

H. Board Evaluation and Refreshment

The board needs to ensure that it is positioned to change and evolve with the needs of the company. Boards should, on at least an annual basis, formally evaluate the CEO, the board as a whole, and individual directors. Evaluation of the board as a whole should consider the balance of skills, experience, independence, and knowledge of the company on the board relative to the company’s long-term strategic plan. Evaluation of the board should also consider the board’s diversity, including gender, how the board works together as a unit, and other factors relevant to its effectiveness. Individual evaluation should aim to show whether each director continues to contribute effectively and to demonstrate commitment to the role.

We expect the board to disclose in its annual report or proxy statement how performance evaluation of the board, its committees and its individual directors has been conducted. Northern Trust may vote against the independent chair, lead independent director or presiding director in circumstances where the board appears to lack mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers.

Northern Trust does not consider mandatory retirement age caps or term limits to be appropriate in circumstances where shareholder interests may be better served by a longer-serving non-executive director remaining on the board. For example during periods of organizational re-structuring or CEO/Chairman transition where constructive challenge from a longer serving non-executive director may be beneficial in the context of overall board composition and experience.

Northern Trust will generally vote against shareholder proposals to impose age and term limits unless the company is found to have poor board refreshment and director succession practices. Northern Trust will scrutinize boards that have a preponderance of non-executive directors with excessive long-tenures to ensure that new perspectives are being added to the board and that the board remains sufficiently independent from management.

I. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case by case basis. Northern Trust generally votes for proposals providing indemnification protection to officers and directors, and for proposals limiting the liability of officers and directors for monetary damages, provided such proposals do not appear to conflict with applicable law and cover only future actions.

II. Proxy Contests

A. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case by case basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	Stock ownership positions.

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case by case basis. Northern Trust will generally support such proposals in cases where (i) Northern Trust votes in favor the dissidents, and (ii) the proposal is voted on the same proxy as the dissident slate and, as such, is specifically related to the contested proxy at issue.

Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

III. Auditors

A. Ratifying Auditors

Northern Trust generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Northern Trust generally vote against auditor ratification and incumbent members of the Audit Committee if non-audit fees are excessive in relation to audit-related fees without adequate explanation.

Northern Trust generally votes against shareholder proposals that seek to restrict management’s ability to utilize selected auditors, subject to the qualifications set forth above.

IV. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

Northern Trust generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

Northern Trust generally votes for proposals that provide that directors may be removed only for cause.

Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

C. Cumulative Voting

Northern Trust generally votes against proposals to eliminate cumulative voting, unless such proposals are intended to effectuate a majority voting policy.

Northern Trust generally votes for proposals to institute cumulative voting, unless the company has previously adopted a majority voting policy, or a majority voting shareholder proposal, consistent with Northern Trust’s majority voting guidelines, is on the ballot at the same time as the cumulative voting proposal, in which case Northern Trust generally votes against such cumulative voting proposals.

D. Majority Voting

In analyzing shareholder proposals calling for directors in uncontested elections to be elected by an affirmative majority of votes cast, Northern Trust focuses on whether or not the company has adopted a written majority voting (or majority withhold) policy that provides for a meaningful alternative to affirmative majority voting.

In cases where companies have not adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes for shareholder majority voting proposals.

In cases where companies have adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes against shareholder majority voting proposals, provided that the policy is set forth in the company’s annual proxy statement and either:

•	Requires nominees who receive majority withhold votes to tender their resignation to the board;

•	Sets forth a clear and reasonable timetable for decision-making regarding the nominee’s status; and

•

Does not contain any specific infirmities that would render it an ineffective alternative to an affirmative majority voting standard or otherwise provides a meaningful alternative to affirmative majority voting.

In determining the adequacy of a company’s majority voting (or majority withhold) policy, Northern Trust may also consider, without limitation, any factors set forth in the policy that are to be taken into account by the board in considering a nominee’s resignation and the range of actions open to the board in responding to the resignation (e.g., acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.).

E. Shareholder Ability to Call Special Meetings

Northern Trust generally votes for proposals to restrict or prohibit shareholder ability to call special meetings, but may vote against such proposals and in favor of shareholder proposals to allow shareholders to call special meetings, taking into consideration the minimum ownership requirement called for in the resolution, existing shareholder rights mechanisms (e.g., proxy access, right to act by written consent, dual-class stock provisions and voting rights, quorum requirements on certain provisions, ability to amend bylaw and charter agreements, etc.), and the company’s overall record of responsiveness to shareholder concerns.

F. Shareholder Ability to Act by Written Consent

Northern Trust generally votes against shareholder proposals allowing shareholders to take action by written consent. Northern Trust will review on a case by case basis management proposals allowing shareholders to take action by written consent.

G. Shareholder Ability to Alter the Size of the Board

Northern Trust generally votes against proposals limiting management’s ability to alter the size of the board.

V. Tender Offer Defenses

A. Poison Pills

Northern Trust generally votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Northern Trust will review on a case by case basis management proposals to ratify a poison pill.

B. Fair Price Provisions

Northern Trust will review votes on a case by case on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Northern Trust generally votes for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail

Northern Trust generally votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Northern Trust votes anti-greenmail proposals on a case by case basis when they are bundled with other charter or bylaw amendments.

D. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

E. Supermajority Shareholder Vote Requirement to Approve Mergers

Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations, while taking into account ownership structure, quorum requirements, and vote requirements.

Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations, while taking into account ownership structure, quorum requirements, and vote requirements.

VI. Miscellaneous Governance Provisions

A. Confidential Voting

Northern Trust generally votes for proposals requiring confidential voting and independent vote tabulators.

B. Bundled Proposals

Northern Trust votes on a case by case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

C. Shareholder Advisory Committees

Northern Trust votes on a case by case basis, proposals to establish a shareholder advisory committee.

D. Board of Directors Failure to Respond to Certain Majority Approved Shareholder Proposals

Northern Trust votes on a case by case basis on whether to withhold votes from certain directors in the event the board of directors has failed to adequately respond to a majority approved shareholder proposal. Northern Trust will generally not withhold votes from directors in cases where Northern Trust previously voted against the majority approved shareholder proposal. In cases where Northern Trust previously voted in favor of the majority approved shareholder proposal, it will first determine whether it is appropriate under the circumstances to withhold votes from any directors, and if it determines that such action is appropriate it will then determine the director or directors from which votes should be withheld. Factors that will be taken into consideration include the documented response of the board, if any, concerning its action or inaction relating to the relevant shareholder proposal, whether particular board members served on a committee that was responsible for determining a response to the shareholder proposal, the importance of retaining particular directors or groups of directors to protect shareholder value, and such other factors as Northern Trust may deem appropriate.

E. Board of Directors Failure to Adequately Respond to Rejected Board Compensation Proposals

Northern Trust votes on a case by case basis on whether to withhold votes from certain directors in the event the board of directors has not adequately responded to situations in which board proposals for approval of executive compensation have failed to receive majority shareholder approval.

F. Compensation Committee Failure to Adequately Address Pay for Performance

Northern Trust votes on a case by case basis on whether to withhold votes from the certain directors of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers.

G. Environmental, Social and Governance (ESG) Failures

Northern Trust votes on a case by case basis on whether to withhold from certain directors due to material failures of governance, stewardship, risk oversight or fiduciary responsibilities at the company, including failure to adequately guard against or manage ESG risks.

H. Succession Policies

Northern Trust generally votes for proposals seeking disclosure on a CEO succession planning policy, considering the scope of the request and the company’s existing disclosure on its current CEO succession planning process.

I. Proxy Access

Northern Trust votes on a case by case basis on proxy access proposals. Northern Trust will consider a number of factors, including the company’s performance, the performance of the company’s board, the ownership thresholds and holding duration contained in the resolution and the proportion of directors that shareholders may nominate each year.

J. Other Business

Northern Trust opposes Other Business proposals where shareholders do not have the opportunity to review and understand the details of the proposal.

VII. Capital Structure

A. Common Stock Authorization

Northern Trust votes on a case by case basis, proposals to increase the number of shares of common stock authorized for issue.

B. Stock Distributions: Splits and Dividends

Northern Trust generally allows for management discretion on matters related to stock distributions, such as stock splits and stock dividends.

C. Unequal Voting Rights

Northern Trust believes that voting rights should align with the shareholders’ economic interests in the company. As such, Northern Trust will generally vote against multi class exchange offers and multi class recapitalizations. If a company has a pre-existing multi class voting structure with superior voting rights, Northern Trust expects the company to develop and implement a sunset provision. If no sunset provision is disclosed, Northern Trust may vote against the relevant committee member.

D. Reverse Stock Splits

Northern Trust generally votes for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

E. Blank Check Preferred Authorization

Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, Northern Trust generally votes against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights, stock unless the voting, conversion, dividend and distribution, and other rights are specified and the voting rights are limited to one vote per share.

F. Shareholder Proposals Regarding Blank Check Preferred Stock

Northern Trust generally votes for shareholder proposals requiring blank check preferred stock placements to be submitted for shareholder ratification unless the shares are to be issued for the purpose of raising capital or making acquisitions.

G. Adjust Par Value of Common Stock

Northern Trust generally votes for management proposals to reduce the par value of common stock, while taking into account accompanying corporate governance concerns.

H. Preemptive Rights

Northern Trust reviews on a case by case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base. We generally oppose preemptive rights for publicly-held companies with a broad stockholder base.

I. Debt Restructurings

Northern Trust reviews on a case by case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

•	Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control — Will the transaction result in a change in control of the company?

•	Bankruptcy — Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

J. Share Repurchase Programs

Northern Trust generally votes for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

A. Equity-Based and Other Incentive Plans

Northern Trust believes that equity-based awards should align the economic interests of management, directors and employees with those of shareholders and votes case by case taking into account all relevant material facts and circumstances, including the total estimated cost of the company’s equity plan relative to its peers. Northern Trust will generally oppose new plans, or amendments to an existing plan, where:

•

The company’s three year average burn rate exceeds 2% and exceeds an amount that is one standard deviation in excess of its GICS industry mean (segmented by Russell 3000 and non-Russell 3000 companies). A company that exceeds both the foregoing three year average burn rates amounts can avoid a negative vote if it commits in a public filing to maintain a burn rate over the next three fiscal years that is no higher than one standard deviation in excess of its industry mean as calculated at the time of the proposal.

•	The absolute change in ownership interest would be significantly reduced, and dilution would have a negative impact to future earnings;

•	The company has repriced underwater stock options during the past three years; or

•	The exercise price is less than 100% of fair market value at the time of grant.

B. OBRA-Related Compensation Proposals

Northern Trust generally votes for the approval and amendment of plans for the purposes of complying with the provisions of Section 162(m) of OBRA.

C. Proposals Concerning Executive and Director Pay

Northern Trust generally votes for shareholder proposals that request a company to adopt an annual advisory vote on executive compensation.

Northern Trust votes on a case by case basis on shareholder advisory votes concerning the compensation of named executive officers, taking into account pay structure in relation to firm performance, problematic governance practices, and the company’s overall transparency and level of responsiveness to shareholder concerns. Northern Trust may, where appropriate, utilize a proprietary compensation scorecard model, in addition to company disclosures and outside research to arrive at a final decision. The scorecard considers factors including, but not limited to, profitability measures, overall pay of the top executive, company size, and historic performance.

Northern Trust will generally vote for an annual frequency of advisory votes on executive compensation unless the company provides a compelling rationale or unique circumstances.

Northern Trust generally votes on a case by case basis all other shareholder proposals that seek additional disclosure of executive and director pay information.

Northern Trust votes on a case by case basis all other shareholder proposals that seek to limit executive and director pay.

D. Golden and Tin Parachutes

Northern Trust generally votes for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Northern Trust votes on a case by case basis on shareholder advisory votes concerning the severance packages of named executive officers, taking into account the features of the package and the accompanying restructuring proposal.

E. Employee Stock Ownership Plans (ESOPs) and Other Broad-Based Employee Stock Plans

Northern Trust generally votes for proposals to approve an ESOP or other broad-based employee stock purchase or ownership plan, or to increase authorized shares for such existing plans, except in cases when the number of shares allocated to such plans is “excessive” (i.e., generally greater than ten percent (10%) of outstanding shares).

F. 401(k) Employee Benefit Plans

Northern Trust generally votes for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A. Voting on State Takeover Statutes

Northern Trust votes on a case by case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case by case basis.

X. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case by case basis, taking into account at least the following:

•	Anticipated financial and operating benefits;

•	Offer price (cost vs. premium);

•	Prospects of the combined companies;

•	How the deal was negotiated; and

•	Changes in corporate governance and their impact on shareholder rights.

Northern Trust generally votes on a case by case basis in cases where, in connection with a merger or acquisition seeking shareholder approval, a separate shareholder vote is required to approve any agreements or understandings regarding compensation disclosed pursuant to Item 402(t) of Regulation S-K (golden parachute arrangements).

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case by case basis.

C. Spin-offs

Votes on spin-offs are considered on a case by case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made on a case by case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made on a case by case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

Northern Trust generally votes for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

Northern Trust generally votes for changing the corporate name.

H. Adjourn Meeting

Northern Trust generally supports adjournment proposals that accompany mergers proposals also being supported. Otherwise, Northern Trust will vote against such proposals.

XI. Mutual Funds

A. Election of Trustees

Votes on trustee nominees are evaluated on a case by case basis.

B. Investment Advisory Agreement

Votes on investment advisory agreements are evaluated on a case by case basis.

C. Fundamental Investment Restrictions

Votes on amendments to a fund’s fundamental investment restrictions are evaluated on a case by case basis.

D. Distribution Agreements

Votes on distribution agreements are evaluated on a case by case basis.

XII. Environmental and Social Issues

A. Environment

Northern Trust upholds environmental stewardship and recognizes that we all are stakeholders in the future of our global environment. Environmental factors increasingly represent significant operational risks and costs to business. At Northern Trust, our primary objective as an asset manager is to create long-term value for our clients. As a major global investor, Northern Trust has interest in how shareholder value is affected by a company’s management and impact on the natural and social environment, and recognizes that a well-developed environmental and social management system can enhance shareholder value in the long-term. We generally encourage reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.

Northern Trust generally votes for proposals requesting increased disclosure regarding the environmental impact of a company’s operations and products and initiatives to curtail these risks, unless sufficient information has been disclosed to shareholders or is otherwise publicly available.

Northern Trust generally votes for proposals requesting the issuance of corporate sustainability reports, as well as disclosure, where relevant, concerning the emission of greenhouse gasses and the use of fracturing in connection with the extraction of natural gasses.

Northern Trust votes case by case for proposals requesting the adoption of GHG reduction goals from products and operations.

Northern Trust generally votes for proposals requesting the issuance of reports by a company detailing its energy efficiency plans.

B. Diversity and Equal Employment Opportunity

Northern Trust generally votes for proposals advocating the elimination of workplace discrimination based on sexual orientation or gender identity.

Northern Trust generally votes for proposals requesting that a company take reasonable steps to ensure that women and minority candidates are in the pool from which board nominees are chosen or that request that women and minority candidates are routinely sought as part of every board search the company undertakes.

Northern Trust votes case by case on proposals requesting the issuance of a diversity report, including summary description of policies and programs to oriented toward increasing diversity or requests to disclose a comprehensive breakdown of workforce by race and gender.

C. Consumer and Product Safety

Northern Trust generally votes for proposals that request a report or assessment of the safety of a company’s operations and a company’s products and services and efforts to promote their safe use.

Northern Trust generally votes for proposals requesting increased disclosure of a company’s policies and procedures for managing and mitigating risks related to cyber security and data privacy.

D. Supply Chain Management

Northern Trust votes case by case for proposals requesting increased disclosure on a company’s supply chain policies and processes and its management of related risks.

E. Animal Welfare

Northern Trust generally votes for proposals requesting increased disclosure or reporting regarding animal treatment issues that may impact a company’s operations and products, especially in relation to food production, unless sufficient information on that topic has already been disclosed to shareholders or is otherwise publicly available.

F. Political and Charitable Contributions

Northern Trust will generally vote for proposals to publish a company’s political or lobbying contributions, taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

Northern Trust generally votes against shareholder proposals to eliminate, direct, or otherwise restrict charitable contributions.

In other social and environmental issues, Northern Trust generally supports the position of a company’s board of directors when voting on shareholder initiated social and environmental proposals. Although Northern Trust acknowledges that the economic and social considerations underlying such proposals are often closely intertwined, we believe that in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

PART C: OTHER INFORMATION

ITEM 28.	EXHIBITS

The following exhibits are incorporated herein by reference to:

Post-Effective Amendment No. 11 to such Registration Statement filed on July 29, 1996 (Accession No. 0000893220-96-001248) (“PEA No. 11”),

Post-Effective Amendment No. 22 to such Registration Statement filed on May 28, 1999 (Accession No. 0000893220-99-000673) (“PEA No. 22”),

Post-Effective Amendment No. 27 to such Registration Statement filed on October 15, 1999 (Accession No. 0000893220-99-001176) (“PEA No. 27”),

Post-Effective Amendment Nos. 30 and 31 to such Registration Statement filed on May 15, 2000 (Accession Nos. 0000927405-00-000135 and 0000927405-00-000136) (“PEA Nos. 30 and 31”),

Post-Effective Amendment No. 34 to such Registration Statement filed on August 1, 2000 (Accession No. 0000948221-00-000340) (“PEA No. 34”),

Post-Effective Amendment No. 35 to such Registration Statement filed on March 9, 2001 (Accession No. 0000912057-01-007427) (“PEA No. 35”),

Post-Effective Amendment No. 38 to such Registration Statement filed on May 30, 2002 (Accession No. 0000912057-02-022419) (“PEA No. 38”),

Post-Effective Amendment No. 39 to such Registration Statement filed on July 29, 2003 (Accession No. 0001047469-03-025437) (“PEA No. 39”),

Post-Effective Amendment No. 40 to such Registration Statement filed on July 26, 2004 (Accession No. 0000950137-04-005850) (“PEA No. 40”),

Post-Effective Amendment No. 41 to such Registration Statement filed on December 1, 2004 (Accession No. 0000950137-04-010606) (“PEA No. 41”),

Post-Effective Amendment No. 42 to such Registration Statement filed on May 25, 2005 (Accession No. 0000950137-05-006454) (“PEA No. 42”),

Post-Effective Amendment No. 45 to such Registration Statement filed on December 16, 2005 (Accession No. 0000950137-05-015036) (“PEA No. 45”),

Post-Effective Amendment No. 46 to such Registration Statement filed on March 27, 2006 (Accession No. 0000950137-06-003828) (“PEA No. 46”),

Post-Effective Amendment No. 49 to such Registration Statement filed on June 22, 2006 (Accession No. 0000950137-06-007089) (“PEA No. 49”),

Post-Effective Amendment No. 50 to such Registration Statement filed on July 28, 2006 (Accession No. 0000950137-06-008268) (“PEA No. 50”),

Post-Effective Amendment No. 53 to such Registration Statement filed on May 30, 2007 (Accession No. 0000950137-07-008254) (“PEA No. 53”),

Post-Effective Amendment No. 57 to such Registration Statement filed on August 13, 2007 (Accession No. 0000950137-07-012261) (“PEA No. 57”),

Post-Effective Amendment No. 58 to such Registration Statement filed on September 7, 2007 (Accession No. 0000950137-07-013913) (“PEA No. 58”),

Post-Effective Amendment No. 59 to such Registration Statement filed on July 1, 2008 (Accession No. 0001193125-08-145069) (“PEA No. 59”),

Post-Effective Amendment No. 60 to such Registration Statement filed on July 29, 2008 (Accession No. 0001193125-08-160161) (“PEA No. 60”),

Post-Effective Amendment No. 63 to such Registration Statement filed on November 17, 2008 (Accession No. 0001193125-08-237777) (“PEA No. 63”),

Post-Effective Amendment No. 64 to such Registration Statement filed on March 31, 2009 (Accession No. 0001193125-09-069646) (“PEA No. 64”),

Post-Effective Amendment No. 65 to such Registration Statement filed on June 22, 2009 (Accession No. 0001193125-09-134909) (“PEA No. 65”),

Post-Effective Amendment No. 68 to such Registration Statement filed on September 8, 2009 (Accession No. 0001193125-09-188660) (“PEA No. 68”),

Post-Effective Amendment No. 69 to such Registration Statement filed on January 4, 2010 (Accession No. 0001193125-10-000472) (“PEA No. 69”),

Post-Effective Amendment No. 71 to such Registration Statement filed on May 28, 2010 (Accession No. 0000950130-10-000276) (“PEA No. 71”),

Post-Effective Amendment No. 74 to such Registration Statement filed on July 29, 2010 (Accession No. 0001193125-10-170156) (“PEA No. 74”),

Post-Effective Amendment No. 76 to such Registration Statement filed on May 16, 2011 (Accession No. 0001193125-11-141481) (“PEA No. 76”),

Post-Effective Amendment No. 77 to such Registration Statement filed on July 27, 2011 (Accession No. 0001193125-11-199060) (“PEA No. 77”),

Post-Effective Amendment No. 78 to such Registration Statement filed on July 27, 2011 (Accession No. 0001193125-11-199111) (“PEA No. 78”),

Post-Effective Amendment No. 86 to such Registration Statement filed on July 23, 2012 (Accession No. 0001193125-12-310585) (“PEA No. 86”),

Post-Effective Amendment No. 91 to such Registration Statement filed on August 17, 2012 (Accession No. 0001193125-12-360787) (“PEA No. 91”),

Post-Effective Amendment No. 93 to such Registration Statement filed on December 7, 2012 (Accession No. 0001193125-12-495705) (“PEA No. 93”),

Post-Effective Amendment No. 95 to such Registration Statement filed on March 22, 2013 (Accession No. 0001193125-13-121464) (“PEA No. 95”),

Post-Effective Amendment No. 98 to such Registration Statement filed on July 22, 2013 (Accession No. 0001193125-13-297456) (“PEA No. 98”),

Post-Effective Amendment No. 102 to such Registration Statement filed on October 15, 2013 (Accession No. 0001193125-13-400061) (“PEA No. 102”),

Post-Effective Amendment No. 104 to such Registration Statement filed on July 24, 2014 (Accession No. 0001193125-14-279075) (“PEA No. 104”),

Post-Effective Amendment No. 105 to such Registration Statement filed on July 24, 2014 (Accession No. 0001193125-14-279120) (“PEA No. 105”),

Post-Effective Amendment No. 108 to such Registration Statement filed on July 24, 2015 (Accession No. 0001193125-15-262844) (“PEA No. 108”),

Post-Effective Amendment No. 109 to such Registration Statement filed on July 24, 2015 (Accession No. 0001193125-15-262896) (“PEA No. 109”),

Post-Effective Amendment No. 112 to such Registration Statement filed on March 10, 2016 (Accession No. 0001193125-16-500061) (“PEA No. 112”),

Post-Effective Amendment No. 114 to such Registration Statement filed on July 28, 2016 (Accession No. 0001193125-16-662187) (“PEA No. 114”),

Post-Effective Amendment No. 117 to such Registration Statement filed on September 28, 2016 (Accession No. 0001193125-16-723779) (“PEA No. 117”),

Post-Effective Amendment No. 119 to such Registration Statement filed on October 13, 2016 (Accession No. 0001193125-16-737780) (“PEA No. 119”),

Post-Effective Amendment No. 130 to such Registration Statement filed on July 28, 2017 (Accession No. 0001193125-17-240466) (“PEA No. 130”),

Post-Effective Amendment No. 132 to such Registration Statement filed on August 18, 2017 (Accession No. 0001193125-17-262163) (“PEA No. 132”),

Post-Effective Amendment No. 136 to such Registration Statement filed on November 17, 2017 (Accession No. 0001193125-17-347104) (“PEA No. 136”),

Post-Effective Amendment No. 139 to such Registration Statement filed on July 26, 2018 (Accession No. 0001193125-18-227916) (“PEA No. 139”),

Post-Effective Amendment No. 146 to such Registration Statement filed on October 23, 2018 (Accession No. 0001193125-18-304376) (“PEA No.146”),

Post-Effective Amendment No. 148 to such Registration Statement filed on November 9, 2018 (Accession No. 0001193125-18-323865) (“PEA No. 148”),

Post-Effective Amendment No. 150 to such Registration Statement filed on January 7, 2019 (Accession No. 0001193125-19-003910) (“PEA No. 150”),

Post-Effective Amendment No. 152 to such Registration Statement filed on July 26, 2019 (Accession No. 0001193125-19-203715) (“PEA No. 152”),

Post-Effective Amendment No. 154 to such Registration Statement filed on November 27, 2019 (Accession No. 0001193125-19-302470) (“PEA No. 154”),

Post-Effective Amendment No. 156 to such Registration Statement filed on February 28, 2020 (Accession No. 0001193125-20-056985) (“PEA No. 156”),

Post-Effective Amendment No. 159 to such Registration Statement filed on May 29, 2020 (Accession No. 0001193125-20-155442) (“PEA No. 159”),

Post-Effective Amendment No. 161 to such Registration Statement filed on July 27, 2020 (Accession No. 0001193125-20-199803) (“PEA No. 161”),

Post-Effective Amendment No. 163 to such Registration Statement filed on July 28, 2021 (Accession No. 0001193125-21-227397) (“PEA No. 163”), and

Post-Effective Amendment No. 164 to such Registration Statement filed on October 6, 2021 (Accession No. 0001193125-21-293167) (“PEA No. 164”).

a)	(1)	Agreement and Declaration of Trust dated February 7, 2000 filed as Exhibit (a)(19) to PEA Nos. 30 and 31.

	(2)	Amendment No. 1 to the Agreement and Declaration of Trust dated February 8, 2000 filed as Exhibit (a)(2) to PEA No. 34.

	(3)	Amendment No. 2 to the Agreement and Declaration of Trust dated May 2, 2000 filed as Exhibit (a)(3) to PEA No. 34.

	(4)	Amendment No. 3 to the Agreement and Declaration of Trust dated September 25, 2000 filed as Exhibit (a)(1) to PEA No. 35.

	(5)	Amendment No. 4 to the Agreement and Declaration of Trust dated February 2, 2001 filed as Exhibit (a)(2) to PEA No. 35.

	(6)	Amendment No. 5 to the Agreement and Declaration of Trust dated July 29, 2003 filed as Exhibit (a)(6) to PEA No. 39.

	(7)	Amendment No. 6 to the Agreement and Declaration of Trust dated October 26, 2004 filed as Exhibit (a)(7) to PEA No. 41.

	(8)	Amendment No. 7 to the Agreement and Declaration of Trust dated February 11, 2005 filed as Exhibit (a)(8) to PEA No. 42.

	(9)	Amendment No. 8 to the Agreement and Declaration of Trust dated May 6, 2005 filed as Exhibit (a)(9) to PEA No. 42.

	(10)	Amendment No. 9 to the Agreement and Declaration of Trust dated November 4, 2005 filed as Exhibit (a)(10) to PEA No. 45.

	(11)	Amendment No. 10 to the Agreement and Declaration of Trust dated February 16, 2006 filed as Exhibit (a)(11) to PEA No. 46.

	(12)	Amendment No. 11 to the Agreement and Declaration of Trust dated May 5, 2006 filed as Exhibit (a)(12) to PEA No. 49.

	(13)	Amendment No. 12 to the Agreement and Declaration of Trust dated May 4, 2006 filed as Exhibit (a)(13) to PEA No. 49.

	(14)	Amendment No. 13 to the Agreement and Declaration of Trust dated May 5, 2006 filed as Exhibit (a)(14) to PEA No. 49.

	(15)	Amendment No. 14 to the Agreement and Declaration of Trust dated June 20, 2006 filed as Exhibit (a)(15) to PEA No. 50.

	(16)	Amendment No. 15 to the Agreement and Declaration of Trust dated February 16, 2007 filed as Exhibit (a)(16) to PEA No. 53.

	(17)	Amendment No. 16 to the Agreement and Declaration of Trust dated February 15, 2007 filed as Exhibit (a)(17) to PEA No. 53.

	(18)	Amendment No. 17 to the Agreement and Declaration of Trust dated August 3, 2007 filed as Exhibit (a)(18) to PEA No. 57.

	(19)	Amendment No. 18 to the Agreement and Declaration of Trust dated August 3, 2007 filed as Exhibit (a)(19) to PEA No. 57.

	(20)	Amendment No. 19 to the Agreement and Declaration of Trust dated November 2, 2007 filed as Exhibit (a)(20) to PEA No. 60.

(21)	Amendment No. 20 to the Agreement and Declaration of Trust dated August 8, 2008 filed as Exhibit (a)(21) to PEA No. 63.

(22)	Amendment No. 21 to the Agreement and Declaration of Trust dated November 7, 2008 filed as Exhibit (a)(22) to PEA No. 63.

(23)	Amendment No. 22 to the Agreement and Declaration of Trust dated May 8, 2009 filed as Exhibit (a)(23) to PEA No. 65.

(24)	Amendment No. 23 to the Agreement and Declaration of Trust dated August 28, 2009 filed as Exhibit (a)(24) to PEA No. 68.

(25)	Amendment No. 24 to the Agreement and Declaration of Trust dated December 14, 2009 filed as Exhibit (a)(25) to PEA No. 71.

(26)	Amendment No. 25 to the Agreement and Declaration of Trust effective May 14, 2010 filed as Exhibit (a)(26) to PEA No. 74.

(27)	Amendment No. 26 to the Agreement and Declaration of Trust effective July 31, 2010 filed as Exhibit (a)(27) to PEA No. 74.

(28)	Amendment No. 27 to the Agreement and Declaration of Trust effective August 11, 2010 filed as Exhibit (a)(28) to PEA No. 76.

(29)	Amendment No. 28 to the Agreement and Declaration of Trust effective February 18, 2011 filed as Exhibit (a)(29) to PEA No. 76.

(30)	Amendment No. 29 to the Agreement and Declaration of Trust effective May 18, 2012 filed as Exhibit (a)(30) to PEA No. 86.

(31)	Amendment No. 30 to the Agreement and Declaration of Trust effective August 9, 2012 filed as Exhibit (a)(31) to PEA No. 91.

(32)	Amendment No. 31 to the Agreement and Declaration of Trust effective November 9, 2012 filed as Exhibit (a)(32) to PEA No. 93.

(33)	Amendment No. 32 to the Agreement and Declaration of Trust effective February 15, 2013 filed as Exhibit (a)(33) to PEA No. 95.

(34)	Amendment No. 33 to the Agreement and Declaration of Trust effective August 22, 2013 filed as Exhibit (a)(34) to PEA No. 102.

(35)	Amendment No. 34 to the Agreement and Declaration of Trust effective August 22, 2013 filed as Exhibit (a)(35) to PEA No. 104.

(36)	Amendment No. 35 to the Agreement and Declaration of Trust effective February 14, 2014 filed as Exhibit (a)(36) to PEA No. 104.

(37)	Amendment No. 36 to the Agreement and Declaration of Trust effective December 5, 2014 filed as Exhibit (a)(37) to PEA No. 108.

(38)	Amendment No. 37 to the Agreement and Declaration of Trust effective August 21, 2015 filed as Exhibit (a)(38) to PEA No. 112.

	(39)	Amendment No. 38 to the Agreement and Declaration of Trust effective March 9, 2016 filed as Exhibit (a)(39) to PEA No. 112.

	(40)	Amendment No. 39 to the Agreement and Declaration of Trust effective May 19, 2016 filed as Exhibit (a)(40) to PEA No. 114.

	(41)	Amendment No. 40 to the Agreement and Declaration of Trust effective June 17, 2016 filed as Exhibit (a)(41) to PEA No. 114.

	(42)	Amendment No. 41 to the Agreement and Declaration of Trust effective July 22, 2016 filed as Exhibit (a)(42) to PEA No. 114.

	(43)	Amendment No. 42 to the Agreement and Declaration of Trust dated August 25, 2016 filed as Exhibit (a)(43) to PEA No. 117.

	(44)	Amendment No. 43 to the Agreement and Declaration of Trust dated October 7, 2016 filed as Exhibit (a)(44) to PEA No. 119.

	(45)	Amendment No. 44 to the Agreement and Declaration of Trust dated May 18, 2017 filed as Exhibit (a)(45) to PEA No. 130.

	(46)	Amendment No. 45 to the Agreement and Declaration of Trust dated July 28, 2017 filed as Exhibit (a)(46) to PEA No. 136.

	(47)	Amendment No. 46 to the Agreement and Declaration of Trust dated August 24, 2017 filed as Exhibit (a)(47) to PEA No. 136.

	(48)	Amendment No. 47 to the Agreement and Declaration of Trust dated August 24, 2017 filed as Exhibit (a)(48) to PEA No. 136.

	(49)	Amendment No. 48 to the Agreement and Declaration of Trust dated October 19, 2018 filed as Exhibit (a)(49) to PEA No. 148.

	(50)	Amendment No. 49 to the Agreement and Declaration of Trust dated February 13, 2020 filed as Exhibit (a)(50) to PEA No. 159.

	(51)	Amendment No. 50 to the Agreement and Declaration of Trust dated February 12, 2021, filed as Exhibit (a)(51) to PEA No. 163.

	(52)	Amendment No. 51 to the Agreement and Declaration of Trust dated April 12, 2021, filed as Exhibit (a)(52) to PEA No. 163.

	(53)	Amendment No. 52 to the Agreement and Declaration of Trust dated August 19, 2021, filed as Exhibit (a)(53) to PEA No. 164.

b)	(1)	Amended and Restated By-Laws adopted August 2, 2000 filed as Exhibit (b)(1) to PEA No. 38.

	(2)	Amendment No. 1 to the Amended and Restated By-Laws adopted March 31, 2003 filed as Exhibit (b)(2) to PEA No. 39.

	(3)	Amendment No. 2 to the Amended and Restated By-Laws adopted July 29, 2003 filed as Exhibit (b)(3) to PEA No. 39.

	(4)	Amendment No. 3 to the Amended and Restated By-Laws adopted April 27, 2004 filed as Exhibit (b)(4) to PEA No. 40.

	(5)	Amendment No. 4 to the Amended and Restated By-Laws adopted July 27, 2004 filed as Exhibit (b)(5) to PEA No. 41.

	(6)	Amendment No. 5 to the Amended and Restated By-Laws adopted June 20, 2006 filed as Exhibit (b)(6) to PEA No. 50.

	(7)	Amendment No. 6 to the Amended and Restated By-Laws adopted February 14, 2008 filed as Exhibit (b)(7) to PEA No. 60.

	(8)	Amendment No. 7 to the Amended and Restated By-Laws adopted November 5, 2010 filed as Exhibit (b)(8) to PEA No. 76.

	(9)	Amended and Restated Amendment No. 8 to the Amended and Restated By-Laws adopted August 19, 2015 as Amended and Restated on August 24, 2017 filed as Exhibit (b)(9) to PEA No. 136.

	(10)	Amendment No. 9 to the Amended and Restated By-Laws adopted August 20, 2015 filed as Exhibit (b)(10) to PEA No. 112.

c)		Articles IV, V, VI, VII and IX of the Agreement and Declaration of Trust dated February 7, 2000 filed as Exhibit (a)(19) to PEA Nos. 30 and 31.

d)	(1)	Management Agreement between Northern Funds and Northern Trust Investments, Inc. dated June 30, 2014 is filed as Exhibit (d)(1) to PEA No. 104.

	(2)	Management Agreement between Northern Funds (on behalf of the Multi-Manager Funds) and Northern Trust Investments, Inc. dated June 30, 2014 filed as Exhibit (d)(2) to PEA No. 104.

	(3)	Amended and Restated Exhibit A to the Management Agreement between Northern Funds (on behalf of the Multi-Manager Funds) and Northern Trust Investments, Inc. dated May 2, 2016 filed as Exhibit (d)(3) to PEA No. 114.

	(4)	Amended and Restated Exhibit A dated August 18, 2017 to the Management Agreement between Northern Funds and Northern Trust Investments, Inc. filed as Exhibit (d)(6) to PEA No. 132.

	(5)	Amended and Restated Exhibit A dated November 17, 2017 to the Management Agreement between Northern Funds (on behalf of the Multi-Manager Funds) and Northern Trust Investments, Inc. filed as Exhibit (d)(5) to PEA No. 136.

	(6)	Fee Reduction Commitment between Northern Funds (on behalf of the Active M Emerging Markets Equity Fund, Multi-Manager Global Real Estate Fund, Active M International Equity Fund and Multi-Manager High Yield Opportunity Fund) and Northern Trust Investments, Inc. dated June 15, 2016 filed as Exhibit (d)(4) to PEA No. 114.

	(7)	Fee Reduction Commitment between Northern Funds (on behalf of the Large Cap Value Fund, International Equity Fund and Small Cap Core Fund) and Northern Trust Investments, Inc. dated July 31, 2017 filed as Exhibit (d)(5) to PEA No. 130.

	(8)	Fee Reduction Commitment between Northern Funds (on behalf of the Small Cap Core Fund and U.S. Quality ESG Fund) and Northern Trust Investments, Inc. dated May 22, 2020 filed as Exhibit (d)(8) to PEA No. 159.

	(9)	Expense Reimbursement Agreement between Northern Funds and Northern Trust Investments, Inc. dated June 30, 2014 filed as Exhibit (d)(128) to PEA No. 104.

	(10)	Expense Reimbursement Agreement between Northern Funds (on behalf of the Multi-Manager Funds) and Northern Trust Investments, Inc. dated June 30, 2014 filed as Exhibit (d)(129) to PEA No. 104.

	(11)	Amended and Restated Exhibit A to the Expense Reimbursement Agreement between the Registrant and Northern Trust Investments, Inc. filed as Exhibit (d)(7) to PEA No. 114.

(12)	Amended and Restated Exhibit A to Expense Reimbursement Agreement between the Registrant and Northern Trust Investments, Inc. dated June 15, 2016 filed as Exhibit (d)(8) to PEA No. 114.

(13)	Amended and Restated Exhibit A to Expense Reimbursement Agreement between the Registrant and Northern Trust Investments, Inc. dated June 15, 2016 filed as Exhibit (d)(11) to PEA No. 130.

(14)	Expense Reimbursement Agreement between the Registrant and Northern Trust Investments, Inc. dated January 1, 2017 filed as Exhibit (d)(13) to PEA No. 130.

(15)	Expense Reimbursement Agreement between the Registrant and Northern Trust Investments, Inc. (with respect to the U.S. Quality ESG Fund) dated August 18, 2017 filed as Exhibit (d)(12) to PEA No. 132.

(16)	Expense Reimbursement Agreement dated November 17, 2017 between the Registrant (on behalf of the Northern Engage360™ Fund) and Northern Trust Investments, Inc. filed as Exhibit (d)(15) to PEA No. 136.

(17)	Expense Reimbursement Agreement dated April 1, 2018 between the Registrant (on behalf of the High Yield Fixed Income Fund and the High Yield Municipal Fund) and Northern Trust Investments, Inc. filed as Exhibit (d)(16) to PEA No. 139.

(18)	Expense Reimbursement Agreement dated July 31, 2018 between the Registrant (on behalf of the Short Bond Fund, Short-Intermediate U.S. Government Fund and U.S. Government Fund) and Northern Trust Investments, Inc. filed as Exhibit (d)(17) to PEA No. 139.

(19)	Expense Reimbursement Agreement between the Registrant (on behalf of the Small Cap Core Fund, Global Sustainability Index Fund and U.S. Quality ESG Fund) and Northern Trust Investments, Inc. dated May 22, 2020 filed as Exhibit (d)(19) to PEA 159.

(20)	Expense Reimbursement Agreement between the Registrant (on behalf of the Ultra-Short Fixed Income Fund) and Northern Trust Investments, Inc. dated December 1, 2021 is filed herewith.

(21)	Amended and Restated Agreement to Reimburse Acquired Fund Fees and Expenses between the Registrant (on behalf of the Short Bond Fund, Short-Intermediate U.S. Government Fund and U.S. Government Fund) and Northern Trust Investments, Inc. dated October 23, 2018 filed as Exhibit (d)(18) to PEA No. 146.

(22)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Ariel Investments, LLC dated November 17, 2017 filed as Exhibit (d)(58) to PEA No. 136.*

(23)	Amendment No. 1 dated February 28, 2019 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Ariel Investments, LLC filed as Exhibit (d)(20) to PEA No. 152.*

(24)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Aristotle Capital Management, LLC dated November 17, 2017 filed as Exhibit (d)(59) to PEA No. 136.*

(25)	Amendment No. 1 dated March 28, 2019 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Aristotle Capital Management, LLC filed as Exhibit (d)(22) to PEA No. 152.*

(26)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc. and Ashmore Investment Management Limited dated February 16, 2017 filed as Exhibit (d)(14) to PEA No. 130.*

(27)	Amendment No. 1 dated March 28, 2019 to the Investment Sub-Advisory Agreement among Northern Trust Investments, Inc. and Ashmore Investment Management Limited filed as Exhibit (d)(24) to PEA No. 152.*

(28)	Investment Sub-Advisory Agreement dated February 14, 2020 among Northern Trust Investments, Inc. and Ashmore Investment Management Limited filed as Exhibit (d)(27) to PEA No. 161.*

(29)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Axiom International Investors, LLC dated November 19, 2008 filed as Exhibit (d)(58) to PEA No. 64.*

(30)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Axiom International Investors, LLC filed as Exhibit (d)(35) to PEA No. 69.

(31)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Axiom International Investors, LLC filed as Exhibit (d)(101) to PEA No. 78.

(32)	Amendment No. 1 to the Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Axiom International Investors LLC dated October 1, 2012 filed as Exhibit (d)(98) to PEA No. 98.*

(33)	Amendment No. 2 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Axiom International Investors, LLC dated June 30, 2014 filed as Exhibit (d)(136) to PEA No. 105.

(34)	Amendment No. 3 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Axiom International Investors LLC dated June 17, 2016 filed as Exhibit (d)(20) to PEA No. 130.

(35)	Amendment No. 4 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Axiom International Investors LLC dated February 23, 2018 filed as Exhibit (d)(27) to PEA No. 139.*

(36)	Amendment No. 5 dated March 1, 2019 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Axiom International Investors LLC filed as Exhibit (d)(32) to PEA No. 152.*

(37)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Causeway Capital Management LLC dated June 10, 2016 filed as Exhibit (d)(21) to PEA No. 114.*

(38)	Amendment No. 1 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Causeway Capital Management LLC dated June 17, 2016 filed as Exhibit (d)(27) to PEA No. 130.

(39)	Amendment No. 2 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Causeway Capital Management LLC dated March 1, 2017 filed as Exhibit (d)(28) to PEA No. 130.

(40)	Amendment No. 3 dated March 14, 2019 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Causeway Capital Management LLC filed as Exhibit (d)(41) to PEA No. 152.*

(41)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and DDJ Capital Management, LLC dated September 19, 2012 filed as Exhibit (d)(95) to PEA No. 98.*

(42)	Amendment No. 1 to the Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and DDJ Capital Management, LLC dated October 1, 2012 filed as Exhibit (d)(96) to PEA No. 98.*

(43)	Amendment No. 2 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and DDJ Capital Management, LLC dated June 30, 2014 filed as Exhibit (d)(164) to PEA No. 105.

(44)	Amendment No. 3 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and DDJ Capital Management, LLC dated December 1, 2017 filed as Exhibit (d)(36) to PEA No. 139.*

(45)	Amendment No. 4 dated April 1, 2019 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and DDJ Capital Management, LLC filed as Exhibit (d)(46) to PEA No. 152.*

(46)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and EARNEST Partners, LLC dated November 17, 2017 filed as Exhibit (d)(62) to PEA No. 136.*

(47)	Amendment No. 1 dated February 28, 2019 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and EARNEST Partners, LLC filed as Exhibit (d)(48) to PEA No. 152.*

(48)	Investment Sub-Advisory Agreement dated November 14, 2019 between Northern Trust Investments, Inc. and First Sentier Investors (Australia) IM LTD filed as Exhibit (d)(50) to PEA No. 161.*

(49)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Global Evolution USA, LLC dated June 29, 2018 filed as Exhibit (d)(39) to PEA No. 139.*

(50)	Amendment No. 1 dated February 28, 2019 Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Global Evolution USA, LLC filed as Exhibit (d)(50) to PEA No. 152.*

(51)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Lazard Asset Management LLC dated March 7, 2013 filed as Exhibit (d)(125) to PEA No. 98.*

(52)	Amendment No. 1 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Lazard Asset Management LLC dated June 30, 2014 filed as Exhibit (d)(142) to PEA No. 105.*

(56)	Amendment No.2 dated March 28, 2019 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Lazard Asset Management LLC filed as Exhibit (d)(53) to PEA No. 152.*

(57)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Massachusetts Financial Services Company dated November 20, 2017 filed as Exhibit (d)(45) to PEA No. 139.*

(58)	Amendment No. 1 dated April 15, 2019 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Massachusetts Financial Services Company filed as Exhibit (d)(57) to PEA No. 152.*

(59)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Neuberger Berman Fixed Income LLC dated July 1, 2011 filed as Exhibit (d)(128) to PEA No. 78.*

(60)	Amendment No. 1 to the Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Neuberger Berman Fixed Income LLC dated January 1, 2013 filed as Exhibit (d)(116) to PEA No. 98.*

(61)	Amendment No. 2 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Neuberger Berman Fixed Income LLC dated June 30, 2014 filed as Exhibit (d)(166) to PEA No. 105.

(62)	Amendment No. 3 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Neuberger Berman Investment Advisers LLC dated March 1, 2017 filed as Exhibit (d)(42) to PEA No. 130.

(63)	Amendment No. 4 dated May 10, 2019 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Neuberger Berman Investment Advisers LLC filed as Exhibit (d)(62) to PEA No. 152.*

(64)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Nomura Corporate Research and Asset Management, Inc. dated June 10, 2016 filed as Exhibit (d)(36) to PEA No. 114.*

(65)	Amendment No. 1 dated November 15, 2018 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Nomura Corporate Research and Asset Management, Inc. filed as Exhibit (d)(64) to PEA No. 152.*

(66)	Amendment No. 2 dated February 28, 2019 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Nomura Corporate Research and Asset Management, Inc. filed as Exhibit (d)(65) to PEA No. 152.*

(69)	Amendment No. 3 dated February 20, 2020 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Nomura Corporate Research and Asset Management, Inc. is filed as Exhibit (d)(69) to PEA No. 161.*

(70)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Victory Capital Management Inc. dated November 19, 2015 filed as Exhibit (d)(43) to PEA No. 114.*

(71)	Amendment No. 1 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Victory Capital Management, Inc. dated June 17, 2016 filed as Exhibit (d)(52) to PEA No. 130.

(72)	Amendment No. 2 dated March 20, 2019 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Victory Capital Management Inc. filed as Exhibit (d)(74) to PEA No. 152.*

(73)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and WCM Investment Management dated August 21, 2015 filed as Exhibit (d)(108) to PEA No. 112.*

(74)	Amendment No. 1 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and WCM Investment Management dated June 17, 2016 filed as Exhibit (d)(54) to PEA No. 130.

(75)	Amendment No. 2 dated February 28, 2019 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and WCM Investment Management filed as Exhibit (d)(77) to PEA No. 152.*

(76)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Wellington Management Company LLP dated August 25, 2017 filed as Exhibit (d)(67) to PEA No. 136.*

(77)	Amendment No. 1 dated April 8, 2019 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Wellington Management Company LLP filed as Exhibit (d)(79) to PEA No. 152.*

(78)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Westwood Global Investments, LLC dated November 19, 2008 filed as Exhibit (d)(60) to PEA No. 64.*

(79)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and KBI Global Investors (North America), Ltd. dated December 10, 2021, 2021 is filed herewith.*

(80)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Boston Common Asset Management, LLC dated December 3, 2021, 2021 is filed herewith.*

(81)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Westwood Global Investments, LLC filed as Exhibit (d)(54) to PEA No. 69.

(82)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Westwood Global Investments, LLC filed as Exhibit (d)(122) to PEA No. 78.

(83)	Amendment No. 1 to the Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Westwood Global Investments, LLC dated January 1, 2013 filed as Exhibit (d)(123) to PEA No. 98.*

	(84)	Amendment No. 2 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Westwood Global Investments, LLC dated June 30, 2014 filed as Exhibit (d)(140) to PEA No. 105.

	(85)	Amendment No. 3 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Westwood Global Investments, LLC dated June 17, 2016 filed as Exhibit (d)(60) to PEA No. 130.

	(86)	Amendment No. 4 dated April 8, 2019 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Westwood Global Investments, LLC filed as Exhibit (d)(86) to PEA No. 152.*

	(87)	Investment Sub-Advisory Agreement dated November 15, 2018 between Northern Trust Investments, Inc. and ARK Investment Management LLC filed as Exhibit (d)(87) to PEA No. 152.*

	(88)	Amendment No. 1 dated April 16, 2019 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and ARK Investment Management LLC filed as Exhibit (d)(88) to PEA No. 152.*

	(89)	Investment Sub-Advisory Agreement dated November 15, 2018 between Northern Trust Investments, Inc. and Mar Vista Investment Partners, LLC filed as Exhibit (d)(89) to PEA No. 152.*

	(90)	Amendment No. 1 dated February 28, 2019 to the Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Mar Vista Investment Partners, LLC filed as Exhibit (d)(90) to PEA No. 152.*

	(91)	Investment Sub-Advisory Agreement dated August 21, 2020 between Northern Trust Investments, Inc. and Polen Capital Management, LLC, filed as Exhibit (d)(88) to PEA No. 163.*

	(92)	Investment Sub-Advisory Agreement dated August 21, 2020 between Northern Trust Investments, Inc. and Janus Capital Management, LLC, filed as Exhibit (d)(89) to PEA No. 163.*

e)	(1)	Distribution Agreement between Registrant and Northern Funds Distributors, LLC dated May 31, 2017 filed as Exhibit (e)(1) to PEA No. 130.

	(2)	Amended and Restated Schedule A dated November 17, 2017 to the Distribution Agreement between Registrant and Northern Funds Distributors, LLC filed as Exhibit (e)(2) to PEA No. 136.

f)		None.

g)	(1)	Custody Agreement between Northern Funds and The Northern Trust Company dated June 30, 2014 filed as Exhibit (g)(1) to PEA No. 104.

	(2)	Amended and Restated Schedule A to the Custody Agreement between Northern Funds and The Northern Trust Company dated August 22, 2019 filed as Exhibit (g)(2) to PEA No. 154.

	(3)	Amended and Restated Schedule B dated November 17, 2017 to the Custody Agreement between Northern Funds and The Northern Trust Company filed as Exhibit (g)(3) to PEA No. 136.

	(4)	Amendment dated August 1, 2019 to the Custody Agreement between Northern Funds and The Northern Trust Company filed as Exhibit (g)(4) to PEA No. 154.

h)	(1)	Transfer Agency and Service Agreement between Registrant and The Northern Trust Company dated June 30, 2014 filed as Exhibit (h)(1) to PEA No. 104.

	(2)	Amended and Restated Schedule A dated November 17, 2017 to the Transfer Agency and Service Agreement between Registrant and The Northern Trust Company filed as Exhibit (h)(2) to PEA No. 136.

	(3)	Amendment dated November 15, 2018 to the Transfer Agency and Service Agreement between the Registrant and The Northern Trust Company filed as Exhibit (h)(4) to PEA No. 150.

	(4)	Amendment dated August 1, 2019 to the Transfer Agency and Service Agreement between the Registrant and The Northern Trust Company filed as Exhibit (h)(4) to PEA No. 154.

	(5)	Amended and Restated Service Plan, adopted on April 1, 1994 and amended on May 2, 2000, November 19, 2015 and April 1, 2017, February 13, 2020 and August 19, 2021, is filed herewith.

	(6)	Plan of Reorganization by Northern Institutional Funds, on behalf of its Core Bond Portfolio, Short Bond Portfolio and U.S. Treasury Index Portfolio and Northern Funds, on behalf of its Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund, dated August 9, 2012 is filed as Exhibit (h)(47) to PEA No. 95.

	(7)	Plan of Reorganization by Northern Institutional Funds, on behalf of its Acquired Funds and Northern Funds, on behalf of its Acquiring Funds, dated August 9, 2012 is filed as Exhibit (h)(48) to PEA No. 95.

	(8)	Plan of Reorganization by Northern Funds, on behalf of its Large Cap Growth Fund and its Large Cap Core Fund, and Northern Trust Investments, Inc. (“NTI”) is filed as Exhibit (h)(43) to PEA No. 108.

	(9)	Plan of Reorganization by Northern Funds, on behalf of its Large Cap Equity Fund and Large Cap Core Fund, and Northern Trust Investments, Inc. filed as Exhibit (h)(13) to PEA No. 130.

	(10)	Plan of Reorganization by Northern Funds, on behalf of its Money Market Fund and U.S. Government Money Market Fund, and Northern Trust Investments, Inc. dated December 10, 2020, filed, as Exhibit (h)(14) to PEA No. 163.

i)		Opinion and consent of Stradley Ronon Stevens & Young LLP, dated December 3, 2021, is filed herewith.

j)		Consent of Deloitte & Touche LLP dated December 3, 2021, is filed herewith.

k)		None.

l)	(1)	Purchase Agreement dated March 31, 1994 filed as Exhibit 13(a) to PEA No. 11.

	(2)	Purchase Agreement dated March 14, 1994 filed as Exhibit 13(b) to PEA No. 11.

	(3)	Purchase Agreement dated December 31, 1998 for shares of the High Yield Fixed Income Fund filed as Exhibit (l)(4) to PEA No. 22.

	(4)	Purchase Agreement dated December 31, 1998 for shares of the High Yield Municipal Fund filed as Exhibit (l)(5) to PEA No. 22.

	(5)	Purchase Agreement dated September 3, 1999 for shares of the Small Cap Index Fund filed as Exhibit (l)(6) to PEA No. 27 .

	(6)	Purchase Agreement dated September 3, 1999 for shares of the Income Equity Fund, Stock Index Fund, Growth Equity Fund, Technology Fund, International Growth Equity Fund and Small Cap Index Fund filed as Exhibit (l)(7) to PEA No. 27.

	(7)	Purchase Agreement dated September 30, 1999 for shares of the Small Cap Growth Fund filed as Exhibit (l)(8) to PEA No. 27.

	(8)	Purchase Agreement dated September 30, 1999 for shares of the Short-Intermediate U.S. Government Fund filed as Exhibit (l)(9) to PEA No. 27.

(9)	Purchase Agreement dated September 30, 1999 for shares of the California Intermediate Tax-Exempt Fund filed as Exhibit (l)(10) to PEA No. 27.

(10)	Purchase Agreement dated September 30, 1999 for shares of the Arizona Tax-Exempt Fund filed as Exhibit (l)(11) to PEA No. 27.

(11)	Purchase Agreement dated October 1, 1999 for shares of the U.S. Government Fund, Intermediate Tax-Exempt Fund, Fixed Income Fund, Tax-Exempt Fund, California Tax-Exempt Fund, International Fixed Income Fund, Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund and Short-Intermediate U.S. Government Fund filed as Exhibit (l)(12) to PEA No. 27.

(12)	Purchase Agreement dated August 2, 2000 for shares of the Large Cap Value Fund filed as Exhibit (l)(1) to PEA No. 35.

(13)	Purchase Agreement dated February 14, 2005 for shares of the Mid Cap Index Fund filed as Exhibit (l)(19) to PEA No. 42.

(14)	Purchase Agreement dated February 14, 2005 for shares of the International Equity Index Fund filed as Exhibit (l)(20) to PEA No. 42.

(15)	Purchase Agreement dated December 5, 2005 for shares of the Enhanced Large Cap Fund filed as Exhibit (l)(21) to PEA No. 45.

(16)	Purchase Agreement dated February 17, 2006 for shares of the Emerging Markets Equity Fund filed as Exhibit (l)(22) to PEA No. 46.

(17)	Purchase Agreement dated May 5, 2006 for shares of the Active M International Equity Fund filed as Exhibit (l)(23) to PEA No. 50.

(18)	Purchase Agreement dated May 5, 2006 for shares of the Global Real Estate Index Fund filed as Exhibit (l)(24) to PEA No. 50.

(19)	Purchase Agreement dated February 16, 2007 for shares of the Bond Index Fund filed as Exhibit (l)(25) to PEA No. 53.

(20)	Purchase Agreement dated August 3, 2007 for shares of the Short-Intermediate Tax-Exempt Fund filed as Exhibit (l)(27) to PEA No. 58.

(21)	Purchase Agreement dated November 2, 2007 for shares of the Global Sustainability Index Fund filed as Exhibit (l)(28) to PEA No. 59.

(22)	Purchase Agreement dated November 17, 2008 for shares of the Active M Emerging Markets Equity Fund filed as Exhibit (l)(30) to PEA No. 63.

(23)	Purchase Agreement dated November 17, 2008 for shares of the Multi-Manager Global Real Estate Fund filed as Exhibit (l)(31) to PEA No. 63.

(24)	Purchase Agreement dated May 8, 2009 for shares of the Ultra-Short Fixed Income Fund filed as Exhibit (l)(32) to PEA No. 65.

(25)	Purchase Agreement dated May 8, 2009 for shares of the Tax-Advantaged Ultra-Short Fixed Income Fund filed as Exhibit (l)(33) to PEA No. 65.

(26)	Purchase Agreement dated August 29, 2009 for shares of the Multi-Manager High Yield Opportunity Fund filed as Exhibit (l)(34) to PEA No. 68.

	(27)	Purchase Agreement dated May 20, 2011 for shares of the Global Tactical Asset Allocation Fund filed as Exhibit (l)(38) to PEA No. 77.

	(28)	Purchase Agreement dated May 18, 2012 for shares of the Multi-Manager Global Listed Infrastructure Fund filed as Exhibit (l)(39) to PEA No. 86.

	(29)	Purchase Agreement dated August 9, 2012 for shares of the Core Bond Fund is filed as Exhibit (l)(32) to PEA No. 95.

	(30)	Purchase Agreement dated August 9, 2012 for shares of the Short Bond Fund is filed as Exhibit (l)(33) to PEA No. 95.

	(31)	Purchase Agreement dated August 9, 2012 for shares of the U.S. Treasury Index Fund is filed as Exhibit (l)(34) to PEA No. 95.

	(32)	Purchase Agreement dated October 15, 2013 for shares of the Multi-Manager Emerging Markets Debt Opportunity Fund filed as Exhibit (l)(39) to PEA No. 102.

	(33)	Purchase Agreement dated August 18, 2017 for shares of the U.S. Quality ESG Fund filed as Exhibit (l)(39) to PEA No. 132.

	(34)	Purchase Agreement dated November 17, 2017 for shares of the Northern Engage360™ Fund filed as Exhibit (l)(36) to PEA No. 136.

m)		None.

n)		Amended and Restated Plan pursuant to Rule 18f-3 for Operation of a Multi-Class System, adopted on August 19,2021, filed as Exhibit (n) to PEA No. 164.

o)		None.

p)	(1)	Amended Code of Ethics of the Trust adopted August 2, 2000, as revised on August 7, 2019 filed as Exhibit (p)(1) to PEA No. 159.

	(2)	Amended Code of Ethics of Northern Trust Investments, Inc. adopted February 1, 2005, as amended April 1, 2021, filed as Exhibit (p)(2) to PEA No. 163.

	(3)	Code of Ethics of Axiom International Investors LLC as updated August 2018 filed as Exhibit (p)(3) to PEA No. 152.

	(4)	Code of Ethics of Westwood Global Investments, LLC dated March 31, 2020 filed as Exhibit p(4) to PEA No. 161.

	(5)	Code of Ethics of Neuberger Berman Investment Advisers LLC dated January 26, 2021, filed as Exhibit (p)(5) to PEA No. 163.

	(6)	Code of Ethics of Massachusetts Financial Services Company dated January 1, 2021, filed as Exhibit (p)(6) to PEA No. 163.

	(7)	Code of Ethics of DDJ Capital Management LLC as updated November 14, 2019 filed as Exhibit (p)(8) to PEA No. 161.

	(8)	Code of Ethics of WCM Investment Management dated May 1, 2021, filed as Exhibit (p)(8) to PEA No. 163.

	(9)	Code of Ethics of Causeway Capital Management LLC revised October 1, 2020, filed as Exhibit (p)(9) to PEA No. 163.

	(10)	Code of Ethics of Victory Capital Management Inc. dated June 1, 2021, filed as Exhibit (p)(10) to PEA No. 163.

	(11)	Code of Ethics of Nomura Corporate Research and Asset Management Inc. dated June 30, 2020, filed as Exhibit (p)(11) to PEA No. 163.

	(12)	Code of Ethics of Ashmore Investment Management Limited revised November 2019, filed as Exhibit (p)(12) to PEA No. 163.

	(14)	Code of Ethics of Ariel Investments, LLC as amended December 31, 2020, filed as Exhibit (p)(14) to PEA No. 163.

	(15)	Code of Ethics of Aristotle Capital Management, LLC dated January 19, 2021, filed as Exhibit (p)(15) to PEA No. 163.

	(16)	Code of Ethics of EARNEST Partners revised July 10, 2018 filed as Exhibit (p)(19) to PEA No. 152.

	(18)	Code of Ethics of Global Evolution USA, LLC dated January 2021, filed as Exhibit (p)(18) to PEA No. 163.

	(19)	Code of Ethics of Wellington Management Company LLP dated June 1, 2020, filed as Exhibit (p)(19) to PEA No. 163.

	(20)	Code of Ethics of Lazard Asset Management LLC dated September 2018 filed as Exhibit (p)(24) to PEA No. 152.

	(21)	Code of Ethics of Mar Vista Investment Partners, LLC dated March 31, 2021, filed as Exhibit (p)(21) to PEA No. 163.

	(22)	Code of Ethics of ARK Investment Management, LLC amended June 1, 2021, filed as Exhibit (p)(22) to PEA No. 163.

	(23)	Code of Ethics of First Sentier Investors (Australia) IM LTD dated January 2020, filed as Exhibit (p)(23) to PEA No. 163.

	(24)	Code of Ethics of Janus Capital Management LLC amended November 4, 2020, filed as Exhibit (p)(24) to PEA No. 163.

	(25)	Code of Ethics of Polen Capital Management LLC dated April 2021, filed as Exhibit (p)(25) to PEA No. 163.

	(26)	Code of Ethics of KBI Global Investors (North America), Ltd. is filed herewith.

	(27)	Code of Ethics of Boston Common Asset Management, LLC is filed herewith.

(q)		Powers of Attorney for Northern Funds, filed as Exhibit (q) to PEA No. 165.

*	Portions of this exhibit have been omitted pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission.

EX-101. INS XBRL Instance Document

EX-101. SCH XBRL Taxonomy Extension Schema Document

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EX-101. PRE XBRL Taxonomy Extension Presentation Linkbase

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

Northern Funds (the “Registrant”) is controlled by its Board of Trustees. As of the date of this Registration Statement, Northern Institutional Funds, a Delaware statutory trust, is under common control with the Registrant.

ITEM 30.	INDEMNIFICATION

Section 3 of Article IV of the Registrant’s Agreement and Declaration of Trust dated February 7, 2000, as amended, provides for indemnification of the Registrant’s officers and Trustees under certain circumstances.

Section 11 of the Registrant’s Management Agreement between the Registrant and Northern Trust Investments, Inc., the investment adviser for each series of the Registrant (the “Investment Adviser” or “NTI”), dated June 30, 2014, and Section 10 of the Registrant’s Management Agreement between Registrant and NTI (on behalf of the Multi-Manager Funds), dated June 30, 2014, provide for indemnification of the Investment Adviser or, in lieu thereof, contribution by Registrant, in connection with certain claims and liabilities relating to advisory and administration services to which the Investment Adviser may be subject.

Section 3 of the Distribution Agreement dated May 31, 2017 between the Registrant and Northern Funds Distributors, LLC (“NFD”) provides that the Registrant will indemnify NFD against certain liabilities relating to untrue statements, or alleged untrue statements, or omissions of material fact except those resulting from the reliance on information furnished to the Registrant by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD’s breach of confidentiality. Section 3 of the Distribution Agreement also provides that NFD will indemnify the Trustees and officers of the Registrant against certain liabilities relating to untrue statements or omissions of material fact resulting from the reliance on information furnished to the Registrant by NFD, and those liabilities resulting from NFD’s willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under the Distribution Agreement, or NFD’s breach of its confidentiality obligations under the Distribution Agreement.

A mutual fund trustee and officer liability policy purchased by the Registrant insures the Registrant and its Trustees and officers, subject to the policy’s coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

NTI is an indirect subsidiary of Northern Trust Corporation. NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI and each entity noted below is located at 50 South LaSalle Street, Chicago, Illinois 60603.

Set forth below is a list of officers and directors of NTI and the Sub-Advisers of the Multi-Manager Funds, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. The tables below were provided to the Registrant by the Investment Adviser and Sub-Advisers for inclusion in the Trust’s Registration Statement.

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Abunassar, John Director and Executive Vice President	The Northern Trust Company	Executive Vice President

McInerney, Joseph M. Senior Vice President and Chief Risk Officer	None	None

Manioudakis, Angelo Director, Chief Investment Officer, Executive Vice President

Carberry, Craig R. Senior Vice President, Chief Legal Officer, Senior Trust Officer and Secretary	The Northern Trust Company 50 South Capital Advisors, LLC Belvedere Advisors LLC Northern Trust Securities, Inc.	Deputy General Counsel and Senior Vice President Chief Legal Officer and Secretary Chief Legal Officer and Secretary Secretary

Chappell, Darlene Vice President and Anti-Money Laundering Compliance Officer	50 South Capital Advisors, LLC Belvedere Advisors LLC	AML Compliance Officer AML Compliance Officer

Del Real, Jose J. Assistant Secretary	The Northern Trust Company	Assistant General Legal Counsel and Senior Vice President

Ewing, Peter K. Director and Senior Vice President	The Northern Trust Company	Senior Vice President

Hawkins, Sheri B. Director and Executive Vice President	None	None

Kumar, Archana Director, Executive Vice President and Chief Operating Officer	None	None

Teufel, Maya G. Senior Vice President and Chief Compliance Officer	None	None

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Thomas, Shundrawn A. Director, Chairman, President and Chief Executive Officer	The Northern Trust Company	Executive Vice President

Wickert, Ryan M. Senior Vice President, Chief Financial Officer, Cashier and Treasurer	Belvedere Advisors LLC	Chief Financial Officer and Senior Vice President

Wojnar, Darek Director and Executive Vice President	The Northern Trust Company	Executive Vice President

Ariel Investments, LLC (“Ariel”) is a sub-adviser for the Registrant’s Northern Engage360™ Fund. Ariel is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
Ariel	801-18767

Aristotle Capital Management, LLC (“Aristotle Capital”) is a sub-adviser for the Registrant’s Northern Engage360™ Fund. Aristotle Capital is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
Aristotle Capital	801-60014

ARK Investment Management, LLC (“ARK”) is a sub-adviser for the Registrant’s Northern Engage360™ Fund. ARK is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
ARK	801-79081

Ashmore Investment Management Limited (“Ashmore”) is a sub-adviser for the Registrant’s Multi-Manager Emerging Markets Debt Opportunity Fund and Active M Emerging Markets Equity Fund. Ashmore is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
Ashmore	801-55109

Axiom Investors, LLC (“Axiom”) is a sub-adviser for the Registrant’s Active M Emerging Markets Equity Fund. Axiom is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
Axiom	801-56651

Boston Common Asset Management, LLC (“BCAM”) is a sub-adviser for the Registrant’s Northern Engage360TM Fund. BCAM is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
BCAM	801-61564

Causeway Capital Management LLC (“Causeway”) is a sub-adviser for the Registrant’s Active M International Equity Fund. Causeway is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
Causeway	801-60343

DDJ Capital Management, LLC (“DDJ”) is a sub-adviser for the Registrant’s Multi-Manager High Yield Opportunity Fund. DDJ is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
DDJ	801-55001

EARNEST Partners, LLC (“EARNEST Partners”) is a sub-adviser for the Registrant’s Northern Engage360™ Fund. EARNEST Partners is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
EARNEST Partners	801-56189

First Sentier Investors (Australia) IM LTD (“First Sentier”) is a sub-adviser for the Registrant’s Multi-Manager Global Listed Infrastructure Fund. First Sentier is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
First Sentier	801-73006

Global Evolution USA, LLC (“Global Evolution”) is a sub-adviser for the Registrant’s Multi-Manager Emerging Markets Debt Opportunity Fund. Global Evolution is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
Global Evolution	801-78371

Janus Capital Management LLC (“Janus”) is a sub-adviser for the Registrant’s Multi-Manager Global Real Estate Fund. Janus is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
Janus	801-13991

KBI Global Investors (North America), Ltd. (“KBI”) is a sub-adviser for the Registrant’s Multi-Manager Global Listed Infrastructure Fund. KBI is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
KBI	801-60358

Lazard Asset Management LLC (“Lazard”) is a sub-adviser for the Registrant’s Multi-Manager Global Listed Infrastructure Fund. Lazard is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
Lazard	801-61701

Mar Vista Investment Partners, LLC (“Mar Vista”) is a sub-adviser for the Registrant’s Northern Engage360™ Fund. Mar Vista is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
Mar Vista	801-68369

Massachusetts Financial Services Company (“MFS”) is a sub-adviser for the Registrant’s Multi-Manager Global Real Estate Fund. MFS is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
MFS	801-17352

Neuberger Berman Investment Advisers LLC (“NBIA”) is a sub-adviser for the Registrant’s Multi-Manager High Yield Opportunity Fund. NBIA is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
NBIA	801-61757

Nomura Corporate Research and Asset Management Inc. (“Nomura”) is a sub-adviser for the Registrant’s Multi-Manager High Yield Opportunity Fund. Nomura is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
Nomura	801-38965

Polen Capital Management, LLC (“Polen”) is a sub-adviser for the Registrant’s Active M International Equity Fund. Polen is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
Polen	801-15180

Victory Capital Management Inc. (“Victory Capital”) is a sub-adviser for the Registrant’s Active M International Equity Fund. Victory Capital is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
Victory Capital	801-46878

WCM Investment Management (“WCM”) is a sub-adviser for the Registrant’s Active M International Equity Fund. WCM is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
WCM	801-11916

Wellington Management Company LLP (“Wellington”) is a sub-adviser for the Registrant’s Active M International Equity Fund. Wellington is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
Wellington	801-15908

Westwood Global Investments LLC (“Westwood”) is a sub-adviser for the Registrant’s Active M Emerging Markets Equity Fund. Westwood is an investment adviser registered under the Advisers Act. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information:

SUB-ADVISER	FILE-NO.
Westwood	801-61776

ITEM 32.	PRINCIPAL UNDERWRITERS

(a)	Northern Funds Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Northern Funds

2.	Northern Institutional Funds

(b)

The following are the Officers and Managers of the Distributor, the Registrant’s underwriter, none of whom serves as an officer of the Registrant. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position(s) with Distributor	Position(s) with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100 Portland, ME 04101	President, Treasurer and Manager	None

Mark A. Fairbanks	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President	None

Teresa Cowan	111 E. Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202	Vice President	None

Nanette K. Chern	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President and Chief Compliance Officer	None

Jennifer K. DiValerio	899 Cassatt Road 400 Berwyn Park, Suite 110 Berwyn, PA 19312	Vice President	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary	None

(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

The Agreement and Declaration of Trust, By-Laws and minute books of the Registrant and all other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are in the physical possession of The Northern Trust Company and NTI, each located at 50 South LaSalle Street, Chicago, Illinois 60603. Records for Northern Funds Distributors, LLC, the distributor, are located at Three Canal Plaza, Suite 100, Portland, Maine 04101.

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements of effectiveness of this Post-Effective Amendment No. 165 to its Registration Statement under Rule 485(b) under the Securities Act and the Registrant has duly caused this Post-Effective Amendment No. 165 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago and State of Illinois on the 3rd day of December, 2021.

NORTHERN FUNDS

By:	/s/ Peter K. Ewing
Peter K. Ewing
President

Pursuant to the requirements of the Securities Act this Post-Effective Amendment No. 165 to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Peter K. Ewing	President (Principal Executive Officer)	December 3, 2021
Peter K. Ewing

/s/ Randal E. Rein	Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 3, 2021
Randal E. Rein

* Therese M. Bobek Therese M. Bobek	Trustee	December 3, 2021

* Mark G. Doll Mark G. Doll	Trustee	December 3, 2021

* Thomas A. Kloet Thomas A. Kloet	Trustee	December 3, 2021

* David R. Martin David R. Martin	Trustee	December 3, 2021

* Cynthia R. Plouché Cynthia R. Plouché	Trustee	December 3, 2021

* Mary Jacobs Skinner Mary Jacobs Skinner	Trustee	December 3, 2021

* Ingrid LaMae A. De Jongh Ingrid LaMae A. De Jongh	Trustee	December 3, 2021

* Darek Wojnar Darek Wojnar	Trustee	December 3, 2021

/s/ Peter K. Ewing
* By Peter K. Ewing Attorney-In-Fact

EXHIBIT INDEX

Exhibit No.	Description

(d)(79)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and KBI Global Investors (North America), Ltd. dated December 10, 2021, 2021.

(d)(80)	Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Boston Common Asset Management, LLC dated December 3, 2021, 2021.

(d)(20)	Expense Reimbursement Agreement between the Registrant (on behalf of the Ultra-Short Fixed Income Fund) and Northern Trust Investments, Inc. dated December 1, 2021

(h)(5)	Amended and Restated Service Plan, adopted April 1, 1994 and amended on May 2, 2000, November 19, 2015, April 1, 2017, February 13, 2020, August 19, 2021, and August 19, 2021.

(i)	Opinion and consent of Stradley Ronon Stevens & Young LLP dated December 3, 2021.

(j)	Consent of Deloitte & Touche LLP dated December 3, 2021.

(p)(26)	Code of Ethics of KBI Global Investors (North America), Ltd. is filed herewith.

(p)(27)	Code of Ethics of Boston Common Asset Management, LLC is filed herewith.

(101.INS)	XBRL Instance — the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the XBRL document

(101.SCH)	XBRL Taxonomy Extension Schema

(101.CAL)	XBRL Extension Calculation Linkbase

(101.DEF)	XBRL Taxonomy Extension Definition Linkbase

(101.LAB)	XBRL Taxonomy Extension Labels Linkbase

(101.PRE)	XBRL Taxonomy Extension Presentation Linkbase